      As filed with the Securities and Exchange Commission on July 29, 1997


                                                      1933 Act File No. 33-1657
                                                      1940 Act File No. 811-4492
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM N-1A


                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 19


                                       AND


                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 20

                               MFS SERIES TRUST X
               (Exact Name of Registrant as Specified in Charter)


                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                      500 Boylston Street, Boston, MA 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


       [ ] immediately upon filing pursuant to paragraph (b)
       [ ] on [date] pursuant to paragraph (b)
       [ ] 60 days after filing pursuant to paragraph (a)(i)
       [X] on September 28, 1997 pursuant to paragraph (a)(i)
       [ ] 75 days after filing pursuant to paragraph (a)(ii)
       [ ] on [date] pursuant to paragraph (a)(ii) of rule 485


       If appropriate, check the following box:
       [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its shares of Beneficial Interest (without par value), under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice on behalf of MFS Government Mortgage Fund for its fiscal year ended July 31, 1996 on September 26, 1996 and will file a Rule 24f-2 Notice on behalf of MFS Government Mortgage Fund for its fiscal year ended July 31, 1997 on or before September 30, 1997. The Registrant will file a Rule 24f-2 Notice on behalf of MFS/Foreign & Colonial International Growth Fund, MFS/Foreign & Colonial International Growth and Income Fund and MFS/Foreign & Colonial Emerging Markets Equity Fund for their fiscal year ended May 31, 1997 on or about July 30, 1997.


================================================================================

                MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH FUND
           MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH AND INCOME FUND
               MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND


                              CROSS REFERENCE SHEET

(Pursuant to Rule 404 showing location in the Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

                                                           STATEMENT OF
  ITEM NUMBER                                               ADDITIONAL
FORM N-1A, PART A    PROSPECTUS CAPTION                 INFORMATION CAPTION
-----------------    ------------------                 -------------------
     1    (a), (b)    Front Cover Page                          *

     2    (a)         Expense Summary                           *

          (b), (c)           *                                  *

     3    (a)         Condensed Financial                       *
                       Information
          (b)                *                                  *


          (c)         Information Concerning Shares             *
                       of the Funds - Performance
                       Information


          (d)         Condensed Financial                       *
                       Information


     4    (a)         The Funds; Investment Objective           *
                       and Policies


          (b), (c)    Investment Objective and                  *
                       Policies


     5    (a)         The Funds; Management of the              *
                       Fund - Investment Adviser

          (b)         Front Cover Page; - Management            *
                       of the Funds; Back Cover Page

          (c)         Management of the Funds;-                 *
                       Investment Adviser; Portfolio
                       Managers

          (d)         Management of the Funds -                 *
                       Investment Adviser;
                       Administrator - Back Cover
                       Page

                                                            STATEMENT OF
  ITEM NUMBER                                                ADDITIONAL
FORM N-1A, PART A     PROSPECTUS CAPTION                 INFORMATION CAPTION
------------------    ------------------                 -------------------

     (e)              Management of the Funds -                   *
                       Shareholder Servicing Agent;
                       Back Cover Page

     (f)              Expense Summary; Condensed                  *
                       Financial Information;
                       Information Concerning Shares
                       of the Funds - Expenses

     (g)              Investment Objective and                    *
                       Policies - Portfolio Trading;
                       Information Concerning
                       Shares of the Funds - Purchases


 5A  (a), (b), (c)                 **                             **


 6   (a)              Information Concerning Shares               *
                       of the Funds - Purchases;
                       Information Concerning Shares
                       of the Funds - Exchanges;
                       Information Concerning Shares
                       of the Funds - Redemptions and
                       Repurchases; Information
                       Concerning Shares of the Funds -
                       Description of Shares, Voting
                       Rights and Liabilities


     (b), (c), (d)                 *                              *

     (e)              Shareholder Services                        *


     (f)              Information Concerning Shares               *
                       of the Funds - Distributions;
                       Shareholder Services -
                       Distribution Options

     (g)              Information Concerning Shares               *
                       of the Funds - Distributions;
                       Information Concerning Shares
                       of the Funds - Tax Status


     (h)                           *                              *


 7   (a)              Front Cover Page; Management                *
                       of the Funds - Distributor; Back
                       Cover Page

                                                            STATEMENT OF
  ITEM NUMBER                                                ADDITIONAL
FORM N-1A, PART A     PROSPECTUS CAPTION                 INFORMATION CAPTION
------------------    ------------------                 -------------------


   (b)                Information Concerning Shares               *
                       of the Funds - Purchases;
                       Information Concerning Shares
                       of the Funds - Net Asset Value

   (c)                Information Concerning Shares               *
                       of the Funds - Purchases;
                       Information Concerning Shares
                       of the Funds - Exchanges;
                       Shareholder Services

   (d)                Front Cover Page; Information               *
                       Concerning Shares of the Funds -
                       Purchases; Shareholder Services

   (e)                Expense Summary; Information                *
                       Concerning Shares of the Funds -
                       Purchases; Information Concerning
                       Shares of the Funds - Distribution
                       Plan

   (f)                Information Concerning Shares               *
                       of the Funds - Distribution Plan

   (g)                Expense Summary; Information                *
                       Concerning Shares of the
                       Funds - Purchases; Information
                       Concerning Shares of the
                       Funds - Exchanges; Information
                       Concerning Shares of the Funds -
                       Redemptions and Repurchases;
                       Information Concerning Shares
                       of the Funds - Distribution Plan;
                       Information Concerning Shares
                       of the Funds - Distributions;
                       Information Concerning Shares
                       of the Funds - Performance
                       Information; Shareholder
                       Services

8  (a)                Information Concerning Shares               *
                       of the Funds - Purchases;
                       Information Concerning Shares
                       of the Funds - Redemptions and
                       Repurchases; Shareholder Services

   (b), (c), (d)      Information Concerning Shares               *
                       of the Funds - Redemptions and
                       Repurchases


9                                  *                              *

                                                      STATEMENT OF
  ITEM NUMBER                                          ADDITIONAL
FORM N-1A, PART A     PROSPECTUS CAPTION           INFORMATION CAPTION
------------------    ------------------           -------------------
10  (a), (b)                        *              Front Cover Page

11                                  *              Front Cover Page


12                                  *              Definitions

13  (a), (b), (c)                   *              Investment Policies and
                                                    Restrictions


    (d)                             *                          *


14  (a), (b)                        *              Management of the Funds -
                                                    Trustees and Officers

    (c)                             *              Management of the Funds -
                                                    Trustees and Officers;
                                                    Trustee Compensation
                                                    Table


15  (a)                             *                          *


    (b), (c)                        *              Management of the Funds -
                                                    Trustees and Officers

16  (a), (b)          Management of the Funds      Management of the Funds -
                                                    Investment Adviser;
                                                    Management of the Funds -
                                                    Trustees and Officers


    (c)                             *                          *


    (d)                             *              Management of the Funds -
                                                    Investment Adviser; FCM;
                                                    FCEM; Administrator


    (e)                             *              Portfolio Transactions and
                                                    Brokerage Commissions


    (f)               Information Concerning       Distribution Plans
                       Shares of the Funds -
                       Distribution Plans


    (g)                             *                          *


    (h)                             *              Management of the Funds -
                                                    Custodian; Independent
                                                    Auditors and Financial
                                                    Statements; Back Cover
                                                    Page

                                                                 STATEMENT OF
  ITEM NUMBER                                                     ADDITIONAL
FORM N-1A, PART A           PROSPECTUS CAPTION                INFORMATION CAPTION
------------------          ------------------                -------------------

    (i)                              *                        Management of the Funds -
                                                               Shareholder Servicing
                                                               Agent


17  (a), (b) (c), (d), (e)           *                        Portfolio Transactions and
                                                               Brokerage Commissions


18  (a)                     Information Concerning            Description of Shares,
                             Shares of the Funds -             Voting Rights and
                             Description of Shares, Voting     Liabilities
                             Rights and Liabilities


    (b)                              *                                    *


19  (a)                     Information Concerning            Shareholder Services
                             Shares of the Funds -
                             Purchases; Shareholder
                             Services

    (b)                     Information Concerning            Management of the Funds -
                             Shares of the Funds - Net         Distributor; Determination
                             Asset Value; Information          of Net Asset Value and
                             Concerning Shares of the          Performance - Net Asset
                             Funds - Purchases                 Value


    (c)                              *                                    *

20                                   *                        Tax Status


21  (a), (b)                         *                        Management of the Funds -
                                                               Distributor; Distribution
                                                               Plans


    (c)                              *                                    *

22  (a)                              *                                    *

    (b)                              *                        Determination of Net Asset
                                                               Value and Performance

23                                   *                        Independent Auditors and
                                                               Financial Statements


----------
*    Not Applicable
**   Contained in Annual Report

                MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH FUND
           MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH AND INCOME FUND
               MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND

          Supplement to the October 1, 1997 Prospectus and Statement of
                             Additional Information


     The following information should be read in conjunction with the Funds' Prospectus and Statement of Additional Information ("SAI"), dated October 1, 1997, and contains a description of Class I shares.

     Class I shares are available for purchase only by certain investors as described under the caption "Eligible Purchasers" below.

EXPENSE SUMMARY

                                                                                           Class I
                                                                  -------------------------------------------------------

                                                                                        INTERNATIONAL          EMERGING
                                                                  INTERNATIONAL         GROWTH AND              MARKETS
                                                                  GROWTH FUND           INCOME FUND           EQUITY FUND
                                                                  -------------         -------------         -----------
Shareholder Transaction Expenses:
   Maximum Initial Sales Charge Imposed
     on Purchases of Fund Shares (as a percentage
     of offering price).........................................      None                   None                 None
   Maximum Contingent Deferred Sales Charge
     (as a percentage of original purchase price
     or redemption proceeds, as applicable).....................      None                   None                 None

                                                                                       INTERNATIONAL         EMERGING
                                                                  INTERNATIONAL        GROWTH AND            MARKETS
                                                                  GROWTH FUND          INCOME FUND           EQUITY FUND
                                                                  -------------        -------------         -----------

Annual Operating Expenses (as a percentage of average daily net assets):
     Management Fees............................................       0.975%              0.975%              1.25%
     Rule 12b-1 Fees............................................       None                None                None
     Other Expenses (after expense limitation)(1)(2)............       0.545%              0.915%              0.75%(3)
     Total Operating Expenses (after expense limitation)........       1.52 %              1.89 %              2.00%(3)



----------
(1) "Other Expenses" is based on Class A expenses incurred during the period ended May 31, 1997.

(2) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(3) MFS has voluntarily agreed to bear, subject to reimbursement by the Emerging Markets Equity Fund, until December 31, 2005, expenses of Class I shares of the Fund such that "Other Expenses" of the Emerging Markets Equity Fund's Class I shares do not exceed 0.75%, respectively, of the Fund's average daily net assets on an annualized basis. This arrangement may be terminated or revised by MFS at any time. Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" for the Emerging Markets Equity Fund's Class I shares would have been 0.74% and 1.99%, respectively.

                               Example of Expenses
                               -------------------

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of each Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

                                                                                  Class I
                                                          -------------------------------------------------------

                                                                                INTERNATIONAL         EMERGING
                                                          INTERNATIONAL         GROWTH AND            MARKETS
                       Period                             GROWTH FUND           INCOME FUND           EQUITY FUND
                       ------                             -------------         -------------         -----------
              1 year...................................         $15                   $11                  $20
              3 years..................................          48                    34                   63

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of each Fund will bear directly or indirectly. A more complete description of each Fund's management fee is set forth under the caption "Management of the Funds" in the Prospectus.

The "Example" set forth above should not be considered a representation of past or future expenses of the Funds; actual expenses may be greater or less than those shown.

CONDENSED FINANCIAL INFORMATION

         The following information has been audited and should be read in conjunction with the financial statements included in the Funds' Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Funds' independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

                              Financial Highlights

                                 Class I Shares

MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH AND INCOME FUND               1997*
-------------------------------------------------------------------------------

Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $  15.71
                                                                       --------
Income from investment operations# -
Net investment income                                                  $   0.16
Net realized and unrealized gain
     on investments and foreign currency transactions                      0.45
                                                                       --------
Total from investment operations                                       $   0.61
                                                                       --------
Less distributions declared to shareholders -
     From net investment income                                        $     --
     From net realized gain (loss) on investments                            --
                                                                       --------
Total distributions declared to shareholders                           $     --
                                                                       --------
Net asset value - end of period                                        $  16.32
                                                                       --------
Total return                                                               3.88%####
Ratios (to average net assets)/Supplemental data:
     Expenses##                                                            1.08%###
     Net investment income                                                 2.33%###
Portfolio turnover                                                         0.89%
Average commission rate                                                $   0.0197
Net assets at end of period (000 omitted)                              $     --




----------
* For the period from the commencement of offering of Class I shares, January 2, 1997 to May 31, 1997.
#       Per share data is based on average shares outstanding.
##      The Fund's expenses are calculated without reduction for fees paid indirectly.
###     Annualized.
####    Not annualized.

MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH FUND                      1997*
---------------------------------------------------------------------------

Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  15.90
                                                                   --------
Income from investment operations# -
Net investment loss                                                $   0.11
Net realized and unrealized gain
     on investments and foreign currency transactions                  0.93
                                                                   --------
Total from investment operations                                   $   1.04
                                                                   --------
Less distributions declared to shareholders -
     From net realized gain (loss) on investments                  $     --
Total distributions declared to shareholders                       $     --
                                                                   --------
Net asset value - end of period                                    $  16.94
                                                                   --------
Total return                                                           6.54%####
Ratios (to average net assets)/Supplemental data:
     Expenses##                                                        1.52%###
     Net investment loss                                               1.40%###
Portfolio turnover                                                       53%
Average commission rate                                            $ 0.0069
Net assets at end of period (000 omitted)                          $     84



----------
* For the period from the commencement of offering of Class I shares, January 2, 1997 to May 31, 1997.
#      Per share data is based on average shares outstanding.
##     The Fund's expenses are calculated without reduction for fees paid indirectly.
###    Annualized.
####   Not annualized.


MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND                    1997*
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $   16.47
                                                                   ---------


Income from investment operations# -
Net investment income                                              $    0.10
Net realized and unrealized gain
     on investments and foreign currency transactions                   2.43
                                                                   ---------
Total from investment operations                                   $    2.53
                                                                   ---------
Less distributions declared to shareholders -
     From net investment income                                    $      --
     From net realized gain (loss) on investments                         --
Total distributions declared to shareholders                       $      --
                                                                   ---------
Net asset value - end of period                                    $   19.00
                                                                   ---------
Total return                                                           15.36%####
Ratios (to average net assets)/Supplemental data:
     Expenses##                                                         2.00%###
     Net investment income                                              1.14%###
Portfolio turnover                                                        47%
Average commission rate                                            $  0.0019
Net assets at end of period (000 omitted)                          $     299



----------
* For the period from the commencement of offering of Class I shares, January 2, 1997 to May 31, 1997.
#      Per share data is based on average shares outstanding.
##     The Fund's expenses are calculated without reduction for fees paid indirectly.
###    Annualized.
####   Not annualized.

** The investment adviser voluntarily agreed to maintain the expenses, excluding the management fee, of the Fund at not more than 0.75% of the Fund's average daily net assets. Absent this arrangement, the net investment income per share and the ratios would have been:

     Net investment income                            $ 0.10
     Ratios (to average net assets):
         Expenses##                                     1.99%###
         Net investment income                          1.14%###

ELIGIBLE PURCHASERS

Class I shares of each Fund are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan, endowment or foundation which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time; and

(iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

In no event will a Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUNDS

     Four classes of shares of each Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Funds' Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.50% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Funds.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of each Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the expenses of the Emerging Markets Equity Fund ("FEM") such that the FEM's "Other Expenses" which are defined to include all expenses of FEM except for management fees, taxes, extraordinary expenses, brokerage and termination costs and class specific expenses, do not exceed 0.75% per annum of FEM's average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of FEM's fiscal year in which FEM's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of FEM under this arrangement are subject to reimbursement by FEM to MFS, which will be accomplished by the payment of an expense reimbursement fee by FEM to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment, FEM's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by FEM to MFS terminates on the earlier of the date on which payments made by FEM equal the prior payment of such reimbursable expenses by MFS or December 31, 2005.

                 THE DATE OF THIS SUPPLEMENT IS OCTOBER 1, 1997

PROSPECTUS


DATED OCTOBER 1, 1997

CLASS A SHARES OF BENEFICIAL INTEREST
CLASS B SHARES OF BENEFICIAL INTEREST
CLASS C SHARES OF BENEFICIAL INTEREST

MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH FUND (the "International Growth Fund") -- The investment objective of the International Growth Fund is capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are outside the U.S. growing at rates expected to be well above the growth rate of the overall U.S. economy.


MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH AND INCOME FUND (the "International Growth and Income Fund") -- The investment objective of the International Growth and Income Fund is capital appreciation and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are outside the U.S.


MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND (the "Emerging Markets Equity Fund") -- The investment objective of the Emerging Markets Equity Fund is capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are located in emerging market countries.

No assurance can be given that the investment objective of the International Growth Fund, the International Growth and Income Fund or the Emerging Markets Equity Fund (individually or collectively hereinafter referred to as the "Fund" or the "Funds") will be achieved. Each Fund is a diversified series of MFS Series Trust X (the "Trust"), an open-end management investment company. The minimum initial investment generally is $1,000 per account (see "Purchases").

THE FUNDS ARE INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING CAPITAL APPRECIATION AND IN INVESTING IN FOREIGN SECURITIES.

The Funds' investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116. Each Fund also has retained as its sub-advisers Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Limited (collectively, the "Sub-Adviser"), both of which are located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


This Prospectus sets forth concisely the information concerning each Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of the Funds, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated October 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and each Fund and is incorporated into this Prospectus by reference. See page 30 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into the Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


MFS(R)/FOREIGN
& COLONIAL
INTERNATIONAL
FUNDS

MFS(R)/FOREIGN & COLONIAL
INTERNATIONAL GROWTH FUND


MFS(R)/FOREIGN & COLONIAL
INTERNATIONAL GROWTH
AND INCOME FUND


MFS(R)/FOREIGN & COLONIAL
EMERGING MARKETS
EQUITY FUND


(Members of the MFS Family of Fund(R))

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                                              PAGE
                                                                                              ----

  1. Expense Summary........................................................................    1

  2. The Funds..............................................................................    2

  3. Condensed Financial Information........................................................    3

  4. Investment Objective and Policies......................................................    6
       International Growth Fund............................................................    6
       International Growth and Income Fund.................................................    6
       Emerging Markets Equity Fund.........................................................    6

  5. Investment Techniques..................................................................    7

  6. Risk Factors...........................................................................   13

  7. Management of the Funds................................................................   16

  8. Information Concerning Shares of the Funds.............................................   18
       Purchases............................................................................   18
       Exchanges............................................................................   22
       Redemptions and Repurchases..........................................................   23
       Distribution Plan....................................................................   25
       Distributions........................................................................   26
       Tax Status...........................................................................   26
       Net Asset Value......................................................................   27
       Description of Shares, Voting Rights and Liabilities.................................   27
       Performance Information..............................................................   27
       Expenses.............................................................................   28

  9. Shareholder Services...................................................................   28
   Appendix A -- Waivers of Sales Charges...................................................   30
   Appendix B -- Description of Bond Ratings................................................   33

--------------------------------------------------------------------------------
                              1.   EXPENSE SUMMARY
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES:                              CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                                               --------------    --------------    --------------
    Maximum Initial Sales Charge Imposed on Purchases of
       Fund Shares (as a percentage of offering price).........     4.75%             0.00%             0.00%
    Maximum Contingent Deferred Sales Charge (as a percentage
       of original purchase price or redemption proceeds, as
       applicable).............................................   See Below(1)        4.00%             1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF
  AVERAGE DAILY NET ASSETS):


                                                                                    CLASS A SHARES
                                                           ----------------------------------------------------------------
                                                           INTERNATIONAL GROWTH    INTERNATIONAL GROWTH    EMERGING MARKETS
                                                                   FUND              AND INCOME FUND          EQUITY FUND
                                                           --------------------    --------------------    ----------------
    Management Fees........................................         0.975%                 0.975%                 1.25%
    Rule 12b-1 Fees(2).....................................          0.50%                  0.50%                 0.50%
    Other Expenses (after expense limitation)(3)...........         0.515%                 0.915%                 0.75%(4)
                                                                    -----                  -----                  ----
    Total Operating Expenses (after expense limitation)....          1.99%                  2.39%                 2.50%(4)

                                                                                    CLASS B SHARES
                                                           ----------------------------------------------------------------
                                                           INTERNATIONAL GROWTH    INTERNATIONAL GROWTH    EMERGING MARKETS
                                                                   FUND              AND INCOME FUND          EQUITY FUND
                                                           --------------------    --------------------    ----------------
    Management Fees........................................         0.975%                 0.975%                 1.25%
    Rule 12b-1 Fees(5).....................................          1.00%                  1.00%                 1.00%
    Other Expenses (after expense limitation)(3)...........         0.555%                 0.965%                 0.75%(4)
                                                                    -----                  -----                  ----
    Total Operating Expenses (after expense limitation)....          2.53%                  2.94%                 3.00%(4)

                                                                                    CLASS C SHARES
                                                           ----------------------------------------------------------------
                                                           INTERNATIONAL GROWTH    INTERNATIONAL GROWTH    EMERGING MARKETS
                                                                   FUND              AND INCOME FUND          EQUITY FUND
                                                           --------------------    --------------------    ----------------
    Management Fees........................................         0.975%                 0.975%                 1.25%
    Rule 12b-1 Fees(5).....................................          1.00%                  1.00%                 1.00%
    Other Expenses (after expense limitation)(3)...........         0.525%                 0.665%                 0.79%(4)
                                                                    -----                  -----                  ----
    Total Operating Expenses (after expense limitation)....          2.50%                  2.64%                 3.04%(4)


---------------

(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases" below).


(2) Each Fund has adopted a Distribution Plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.50% per annum of the average daily net assets attributable to each Fund's Class A shares. Distribution expenses paid under the Plan with respect to Class A shares, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(3) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(4) MFS has voluntarily agreed to bear, subject to reimbursement by the Emerging Markets Equity Fund, until December 31, 2005, expenses of each class of shares of the Fund such that "Other Expenses" of the Emerging Markets Equity Fund's Class A shares, Class B shares and Class C shares do not exceed 0.75%, respectively, of the Fund's average daily net assets on an annualized basis. This arrangement may be terminated or revised by MFS at any time (see "Information Concerning Shares of the Funds -- Expenses" below). Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" for the Emerging Markets Equity Fund's Class A shares would have been 0.70% and 2.45%, respectively, "Other Expenses" and "Total Operating Expenses" for the Emerging Markets Equity Fund's Class B shares would have been 0.73% and 2.98%, respectively, and "Other Expenses" and "Total Operating Expenses" for the Emerging Markets Equity Fund's Class C shares would be 0.72% and 2.97%, respectively.

(5) Each Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to each Fund's Class B and Class C shares, respectively, under the Distribution Plan (see "Distribution Plan" below). Distribution expenses paid under the Plan with respect to Class B and Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

                              EXAMPLE OF EXPENSES
                              -------------------

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in each Fund, assuming (a) a 5% annual return and, unless otherwise noted, (b) redemption at the end of each of the time periods indicated:


                       INTERNATIONAL GROWTH FUND
               ------------------------------------------
  PERIOD       CLASS A       CLASS B           CLASS C
 --------      -------     ------------      ------------
                                    (1)               (1)
  1 year....    $  77      $ 66    $ 26      $ 35    $ 25
  3 years...      116       109      79      $ 78    $ 78
  5 years...      159       155     135       133     133
 10 years...      276       273     273       284     284



                  INTERNATIONAL GROWTH AND INCOME FUND
               ------------------------------------------
  PERIOD       CLASS A       CLASS B           CLASS C
 --------      -------     ------------      ------------
                                    (1)               (1)
  1 year....    $  80      $ 70    $ 30      $ 37    $ 27
  3 years...      128       121      91      $ 82    $ 82
  5 years...      178       175     155       140     140
 10 years...      314       313(2)  313(2)    297     297



                      EMERGING MARKETS EQUITY FUND
               ------------------------------------------
  PERIOD       CLASS A       CLASS B           CLASS C
 --------      -------     ------------      ------------
                                    (1)               (1)
  1 year....    $  81      $ 70    $ 30      $ 40    $ 30
  3 years...      131       123      93      $ 93    $ 93
  5 years...      183       178     158       158     158
 10 years...      325       320(2)  320(2)    332     332


---------------
(1) Assumes no redemption.

(2) Class B shares convert to Class A shares approximately 8 years after purchase; therefore, years nine and ten reflect Class A expenses.

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of each Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Management of the Funds"; and (iv) Rule 12b-1 (i.e., distribution plan) fees --"Distribution Plan."


     THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                 2.   THE FUNDS
--------------------------------------------------------------------------------


     Each Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1985. The Trust presently consists of four series, each of which represents a portfolio with separate investment objectives and policies. This Prospectus relates to the International Growth Fund, the International Growth and Income Fund and the Emerging Markets Equity Fund. Shares of the other series of the Trust, MFS Government Mortgage Fund, are offered and sold pursuant to a separate prospectus and statement of additional information. Shares of each Fund are sold continuously to the public and each Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares of each Fund currently are offered to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.50% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of a Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.


     The Trust's Board of Trustees provides broad supervision over the affairs of the Funds. The Adviser is responsible for the management of each Fund's assets (including supervision of the Sub-Adviser) and the officers of the Trust are responsible for the operations of each Fund. The Adviser manages each portfolio from day to day in accordance with each Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser or the Sub-Adviser. The Trust also offers to buy back (redeem) shares of each Fund from shareholders at any time at net asset value, less any applicable CDSC.

--------------------------------------------------------------------------------
                      3.   CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

     The following information has been audited since inception of the Funds and should be read in conjunction with the financial statements included in the Funds' Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of each Fund's independent auditors, given upon their authority as experts in accounting and auditing. Each Fund's independent auditors are Ernst & Young LLP.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      EMERGING MARKETS EQUITY
                                   ----------------------------------------------------------------------------------------------
                                    YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED     PERIOD ENDED     PERIOD ENDED
                                   MAY 31, 1997   MAY 31, 1996*   MAY 31, 1997   MAY 31, 1996*   MAY 31, 1997**   MAY 31, 1997***
                                   ------------   -------------   ------------   -------------   --------------   ---------------
                                             CLASS A                        CLASS B                 CLASS C           CLASS I
                                   ----------------------------   ----------------------------   --------------   ---------------
Per share data (for a share outstanding
throughout each period):
Net asset value -- beginning of
  period                              $ 16.52        $ 15.00         $ 16.47        $ 15.00          $ 16.77          $ 16.47
                                      -------        -------         -------        -------          -------          -------
Income from investment
  operations# --
  Net investment income (loss)        $ (0.07)       $  0.04         $ (0.15)       $ (0.02)         $ (0.08)         $  0.10
  Net realized and unrealized
    gain on investments and
    foreign currency transactions        2.74           1.50            2.73           1.50             2.36             2.43
                                      -------        -------         -------        -------          -------          -------
        Total from investment
          operations                  $  2.67        $  1.54         $  2.58        $  1.48          $  2.28          $  2.53
                                      -------        -------         -------        -------          -------          -------
Less distributions declared to
  shareholders --
  From net investment income          $    --        $ (0.02)        $    --        $    --          $    --          $    --
  From net realized gain on
    investments and foreign
    currency transactions               (0.23)            --           (0.16)            --            (0.29)              --
  In excess of net investment
    income                                 --             --              --          (0.01)              --               --
                                      -------        -------         -------        -------          -------          -------
        Total distributions
          declared to
          shareholders                $ (0.23)       $ (0.02)        $ (0.16)       $ (0.01)         $ (0.29)         $    --
Net asset value -- end of period      $ 18.96        $ 16.52         $ 18.89        $ 16.47          $ 18.76          $ 19.00
                                      -------        -------         -------        -------          -------          -------
Total return++                          16.43%         10.24%++        15.87%          9.85%++         13.89%++         15.36%++
Ratios (to average daily net
  assets)/Supplemental data (section):
  Expenses##                             2.50%          2.48%+          3.04%          3.06%+           3.00%+           2.01%+
  Net investment income (loss)          (0.42)%         0.35%+         (0.87)%        (0.19)%+         (0.48)%+          1.14%+
Portfolio turnover                         47%            22%             47%            22%              47%              47%
Average commission rate               $0.0019        $0.0136         $0.0019        $0.0136          $0.0019          $0.0019
Net assets at end of period (000
  omitted)                            $37,540        $19,861         $51,020        $20,021          $ 2,659          $   299

        * For the period from the commencement of investment operations, October 24, 1995, to May 31, 1996.

       ** For the period from the commencement of offering of Class C shares, June 27, 1996, to May 31, 1997.

      *** For the period from the commencement of offering of Class I shares, January 2, 1997, to May 31, 1997.

        +  Annualized.

       ++  Not annualized.

        #  Per share data are based on average shares outstanding.

       ## The Fund's expenses are calculated without reduction for fees paid indirectly.

       ++ Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.

(SECTION)  For the year ended May 31, 1997, MFS voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain expenses, of the Fund's
           Class A, Class B, Class C, and Class I shares do not exceed 0.75%, respectively, of the Fund's average daily net assets on an annualized basis. For the period ended May 31, 1996, MFS voluntarily agreed to maintain, subject to reimbursement by the Fund, total expenses of the Fund at not more than 2.50%, 3.07%, and 3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. To the extent actual expenses were over/under these limitations, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)         $(0.06)      $0.02       $(0.14)      $(0.08)       $(0.07)        $0.10
Ratios (to average net assets):
  Expenses                             2.45%       2.73%+       2.98%        3.30%+        2.97%+        1.99%+
  Net investment income (loss)        (0.37)%      0.10%+      (0.82)%      (0.44)%+      (0.39)%+       1.14%+

                                        3

--------------------------------------------------------------------------------


                                                                  INTERNATIONAL GROWTH AND INCOME
                                   ----------------------------------------------------------------------------------------------
                                    YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED     PERIOD ENDED     PERIOD ENDED
                                   MAY 31, 1997   MAY 31, 1996*   MAY 31, 1997   MAY 31, 1996*   MAY 31, 1997**   MAY 31, 1997***
                                   ------------   -------------   ------------   -------------   --------------   ---------------
                                             CLASS A                        CLASS B                 CLASS C           CLASS I
                                   ----------------------------   ----------------------------   --------------   ---------------
Per share data (for a share outstanding
throughout each period):
Net asset value -- beginning of
  period                              $ 15.98        $ 15.00         $ 15.94        $ 15.00          $ 16.02          $ 15.71
                                      -------        -------         -------        -------          -------          -------
Income from investment
  operations# --
  Net investment income               $  0.11        $  0.11         $  0.03        $  0.05          $  0.12          $  0.16
  Net realized and unrealized
    gain on investments and
    foreign currency transactions        0.35           0.90            0.34           0.90             0.21             0.45
                                      -------        -------         -------        -------          -------          -------
        Total from investment
          operations                  $  0.46        $  1.01         $  0.37        $  0.95          $  0.33          $  0.61
                                      -------        -------         -------        -------          -------          -------
Less distributions declared to
  shareholders --
  From net investment income          $ (0.08)       $ (0.03)        $    --        $ (0.01)         $ (0.12)         $    --
  From net realized gain on
    investments and foreign
    currency transactions               (0.04)            --           (0.04)            --            (0.04)              --
                                      -------        -------         -------        -------          -------          -------
        Total distributions
          declared to
          shareholders                $ (0.12)       $ (0.03)        $ (0.04)       $ (0.01)         $ (0.16)         $    --
                                      -------        -------         -------        -------          -------          -------
Net asset value -- end of period      $ 16.32        $ 15.98         $ 16.27        $ 15.94          $ 16.19          $ 16.32
                                      -------        -------         -------        -------          -------          -------
Total return++                           2.88%          6.71%++         2.33%          6.37%++          2.09%++          3.88%++
Ratios (to average daily net
  assets)/Supplemental data:
  Expenses##                             2.39%          2.52%+          2.94%          3.11%+           2.64%+           1.89%+
  Net investment income                  0.72%          1.04%+          0.18%          0.49%+           0.80%+           2.33%+
Portfolio turnover                         89%            29%             89%            29%              89%              89%
Average commission rate               $0.0197        $0.0291         $0.0197        $0.0291          $0.0197          $0.0197
Net assets at end of period (000
  omitted)                            $13,425        $11,950         $15,749        $13,641          $   235          $    --



  * For the period from the commencement of investment operations, October 24, 1995, to May 31, 1996.



 ** For the period from the commencement of offering of Class C shares, July 1, 1996, to May 31, 1997.



*** For the period from the commencement of offering of Class I shares, January 2, 1997, to May 31, 1997.



  + Annualized.



 ++ Not annualized.



  # Per share data are based on average shares outstanding.



 ## The Fund's expenses are calculated without reduction for fees paid indirectly.



 ++ Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.

--------------------------------------------------------------------------------


                                                                        INTERNATIONAL GROWTH
                                   ----------------------------------------------------------------------------------------------
                                    YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED     PERIOD ENDED     PERIOD ENDED
                                   MAY 31, 1997   MAY 31, 1996*   MAY 31, 1997   MAY 31, 1996*   MAY 31, 1997**   MAY 31, 1997***
                                   ------------   -------------   ------------   -------------   --------------   ---------------
                                             CLASS A                        CLASS B                 CLASS C           CLASS I
                                   ----------------------------   ----------------------------   --------------   ---------------
Per share data (for a share outstanding
throughout each period):
Net asset value -- beginning of
  period                              $ 16.71        $ 15.00         $ 16.66        $ 15.00          $ 16.83          $ 15.90
                                      -------        -------         -------        -------          -------          -------
Income from investment
  operations# --
  Net investment income (loss)        $  0.02        $  0.03         $ (0.07)       $ (0.03)         $ (0.04)         $  0.11
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                         0.32           1.69            0.31           1.69             0.15             0.93
                                      -------        -------         -------        -------          -------          -------
        Total from investment
          operations                  $  0.34        $  1.72         $  0.24        $  1.66          $  0.11          $  1.04
                                      -------        -------         -------        -------          -------          -------
Less distributions declared to
  shareholders --
  From net investment income          $    --        $ (0.01)        $    --        $    --          $    --          $    --
  From net realized gain on
    investments and foreign
    currency transactions               (0.15)            --           (0.08)            --            (0.18)              --
                                      -------        -------         -------        -------          -------          -------
        Total distributions
          declared to
          shareholders                $ (0.15)       $ (0.01)        $ (0.08)       $    --          $ (0.18)         $    --
                                      -------        -------         -------        -------          -------          -------
Net asset value -- end of period      $ 16.90        $ 16.71         $ 16.82        $ 16.66          $ 16.76          $ 16.94
                                      -------        -------         -------        -------          -------          -------
Total return++                           2.13%         11.43%++         1.56%         11.07%++          0.79%++          6.54%++
Ratios (to average daily net
  assets)/Supplemental data:
  Expenses##                             1.99%          2.24%+          2.53%          2.85%+           2.50%+           1.52%+
  Net investment income (loss)           0.13%          0.24%+         (0.42)%        (0.31)%+         (0.27)%+          1.40%+
Portfolio turnover                         53%            11%             53%            11%              53%              53%
Average commission rate               $0.0069        $0.0107         $0.0069        $0.0107          $0.0069          $0.0069
Net assets at end of period (000
  omitted)                            $56,810        $41,483         $62,958        $43,264          $ 2,397          $    84



  * For the period from the commencement of investment operations, October 24, 1995, to May 31, 1996.



 ** For the period from the commencement of offering of Class C shares, July 1, 1996, to May 31, 1997.



*** For the period from the commencement of offering of Class I shares, January 2, 1997, to May 31, 1997.



  + Annualized.



 ++ Not annualized.



  # Per share data are based on average shares outstanding.



 ## The Fund's expenses are calculated without reduction for fees paid indirectly.



 ++ Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.

--------------------------------------------------------------------------------
                     4.   INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

     Each Fund has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Funds can be expected to affect the market and financial risk to which each Fund is subject and the performance of each Fund. The investment objective and policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. A change in a Fund's objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund. Any investment involves risk and there is no assurance that the investment objective of any Fund will be achieved.

     INTERNATIONAL GROWTH FUND -- The International Growth Fund's investment objective is to seek capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are outside the U.S. growing at rates expected to be well above the growth rate of the overall U.S. economy. The foreign growth securities in which the Fund may invest include securities of more established companies which represent opportunities for long-term growth. See "Investment Techniques -- Foreign Growth Securities" below. The selection of securities is made solely on the basis of potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective of capital appreciation.

     The Fund may invest up to 25% of its net assets in securities of issuers whose principal activities are located in emerging market countries. See "Investment Techniques -- Emerging Market Securities" below.

     While the Fund intends to invest primarily in equity securities, the Fund may also invest up to 35% of its net assets (and generally expects to invest not more than 20% of its net assets) in fixed income securities of government, government-related, supranational and corporate issuers whose principal activities are outside the U.S., including up to 10% of its net assets in fixed income securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") and comparable unrated securities. See "Risk Factors -- Lower Rated Fixed Income Securities" below. The Adviser and Sub-Adviser consider a variety of factors in selecting fixed income securities to achieve capital appreciation, including the creditworthiness of issuers, interest rates and currency exchange rates.


     INTERNATIONAL GROWTH AND INCOME FUND -- The International Growth and Income Fund's investment objective is to seek capital appreciation and current income. The Fund seeks to achieve its objective by investing primarily in equity securities of issuers whose principal activities are outside the U.S.



     The Fund will invest, under normal market conditions, at least 65% of its total assets (and generally expects to invest a substantial portion of its total assets) in equity securities of foreign "blue chip" companies and foreign growth companies. See "Investment Techniques -- Foreign Growth Securities" below. The Fund considers a security to be "blue chip" if the total equity market capitalization of the issuer is at least U.S. $5 billion. It is expected that the Fund's equity securities will include income producing securities.


     The Fund may invest up to 10% of its net assets in securities of issuers whose principal activities are located in emerging market countries. See "Investment Techniques -- Emerging Market Securities" below.

     EMERGING MARKETS EQUITY FUND -- The Emerging Markets Equity Fund's investment objective is to seek capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are located in emerging market countries. The Adviser and the Sub-Adviser expect to take a global approach to portfolio management by weighting the Fund's investments towards countries in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. See "Investment Techniques -- Emerging Market Securities" below. The selection of securities is made solely on the basis of potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective of capital appreciation.

     While the Fund intends to invest primarily in equity securities, the Fund may also invest less than 35% of its net assets in fixed income securities of government, government-related, supranational and corporate issuers whose principal activities are outside the U.S., rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities. See "Risk Factors -- Lower Rated Fixed Income Securities" below. The Adviser and the Sub-Adviser consider a variety of factors in selecting fixed income securities to achieve capital appreciation, including the creditworthiness of issuers, interest rates and currency exchange rates.

                               ------------------

     The Funds do not intend to emphasize any particular country or region in making their investments, but under normal market conditions, each Fund will be invested in at least three countries (outside the U.S.) and will not invest more than 50% of its net assets in issuers whose principal activities are located in a single country. See "Risk Factors -- Investments in One or a Limited Number of Countries" below. Currently, none of the Funds expect to invest more than 25% of their net assets in issuers whose principal activities are located in a single country, except that the International Growth Fund and the International Growth and Income Fund generally expect to invest between 15% to 45% of their assets in issuers whose principal activities are in Japan. Each Fund will seek to reduce risk by investing its assets in a number of markets and issuers, performing credit analyses of potential investments and monitoring current developments and trends in both the international economy and financial markets.

     The Adviser and the Sub-Adviser determine where an issuer's principal activities are located by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.


     For temporary defensive reasons, such as during times of international political or economic uncertainty or turmoil, most or all of each Fund's investments may be in cash (U.S. dollars, foreign currencies or multinational currency units) and/or securities that are denominated in U.S. dollars or whose issuers are domiciled in the U.S. Each Fund is not restricted as to the portions of its assets which may be invested in securities denominated in a particular currency and up to 100% of each Fund's net assets may be invested in securities denominated in foreign currencies and multinational currency units.


--------------------------------------------------------------------------------
                           5.   INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
     Consistent with each Fund's investment objective and policies, each Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Policies and Restrictions" in the SAI.


     EQUITY SECURITIES: Each Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.


     FOREIGN GROWTH SECURITIES: Each Fund may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Risk Factors" below. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand and most Western European countries, including Great Britain.

     EMERGING MARKET SECURITIES: Consistent with each Fund's respective objective and policies, each Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser and the Sub-Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser and the Sub-Adviser determine whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. See "Risk Factors -- Emerging Markets" below.

     FIXED INCOME SECURITIES: Fixed income securities in which each Fund may invest include all types of long-or short-term debt obligations, such as bonds, notes, bills, debentures, loans, loan assignments and commercial paper. Each Fund may invest in emerging market fixed income securities, which, in addition to the securities identified above, may take the form of interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. Fixed income securities in which each Fund may invest include securities in the lower rating categories of recognized rating agencies and comparable unrated securities. See "Risk Factors" below. The International Growth Fund will not invest more than 10% of its net assets, the International Growth and Income Fund will not invest more than 25% of its net assets and the Emerging Markets Equity Fund will not invest 35% or more of its net assets, in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities. See "Risk Factors -- Lower Rated Fixed Income Securities" below. However, because most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities primarily based on the Adviser's or the Sub-Adviser's credit analysis without relying on published ratings.

     INVESTMENT IN OTHER INVESTMENT COMPANIES: Each Fund may invest in other investment companies to the extent permitted by the 1940 Act and applicable state securities laws (i) as a means by which the Fund may invest in securities of certain countries which do not otherwise permit investment, (ii) as a means to purchase thinly traded securities of emerging market companies, or (iii) when the Adviser or the Sub-Adviser believes such investments may be more advantageous to the Fund than a direct market purchase of securities. If a Fund invests in such investment companies, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser) but also will indirectly bear similar expenses of the underlying investment companies.

     PRIVATIZATIONS: The governments in some countries, including emerging market countries, have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). Each Fund may invest in privatizations. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

     DEPOSITARY RECEIPTS: Each Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of a Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of a Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

     BRADY BONDS: Each Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady bonds may be viewed as speculative.

     STRUCTURED SECURITIES: Each Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which each Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Each Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

     REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, each Fund has adopted certain procedures intended to minimize risk. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They may also involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

     ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Fixed income securities in which each Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. Each Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.


     INDEXED SECURITIES: Each Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the instrument.



     LOANS AND OTHER DIRECT INDEBTEDNESS: Each Fund may invest a portion of its assets in loans. By purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, government or other borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. Each Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.


     The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loans and the risks related to transactions therein, see the SAI.


     RESTRICTED SECURITIES: Each Fund may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is illiquid and thus subject to a Fund's limitations on invest-ing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, retains oversight, focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to each Fund's 15% limitation on investments in illiquid investments, a Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Fund might not be able to sell these securities when the Adviser or Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


     LENDING OF PORTFOLIO SECURITIES: Each Fund may seek to increase its income by lending portfolio securities under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange, and would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to entities deemed by the Adviser or the Sub-Adviser to be of good standing, and when, in the judgment of the Adviser or the Sub-Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser or the Sub-Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the relevant Fund's total assets.


     WHEN-ISSUED OR FORWARD DELIVERY SECURITIES: Securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to a Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although a Fund is not limited to the amount of securities for which it may have commitments to purchase on such basis, it is expected that under normal circumstances, a Fund will not commit more than 10% of its assets to such purchases. A Fund does not pay for the securities until received or start earning interest on them until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, a Fund will hold liquid assets in a segregated account to pay for the commitment. Although the Funds do not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases. For additional information concerning these securities, see the SAI.



     OPTIONS ON SECURITIES: Each Fund may write (sell) covered put and call options on securities ("Options") and purchase put and call Options on securities that are traded on foreign and U.S. securities exchanges and over the counter. A Fund will write such Options for the purpose of increasing its return and/or protecting the value of its portfolio. Each Fund may also write combinations of put and call Options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk. Each Fund may purchase put or call Options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. However, the writing of Options constitute only a partial hedge, up to the amount of the premium, less any transaction costs.


     Each Fund may purchase and sell options that are traded on foreign and U.S. exchanges, and Options traded over-the-counter with broker-dealers who deal in these Options. The ability to terminate over-the-counter Options is more limited than with exchange-traded Options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Each Fund will treat assets used to cover over-the-counter Options as illiquid unless the dealer is a primary dealer in U.S. Government securities and has given the Fund the unconditional right to close such Options at a formula price, in which event only an amount of the cover determined with reference to the formula will be considered illiquid. Each Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid.

     Each Fund may also enter into options on the yield "spread," or yield differential between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes. In contrast to other types of options a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities. Yield curve options written by a Fund will be "covered" but could involve additional risks, as discussed in the SAI.

     OPTIONS ON STOCK INDICES: Each Fund may write (sell) covered call and put Options and purchase call and put Options on foreign and domestic stock indices ("Options on Stock Indices"). A Fund may write such options for the purpose of increasing its current income and/or to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When a Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

     Each Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

     FUTURES CONTRACTS: Each Fund may enter into contracts for the purchase or sale for future delivery of contracts based on indices of securities as such instruments become available for trading or fixed income securities or foreign currencies ("Futures Contracts"). Such transactions will be entered into for hedging purposes, in order to protect a Fund's current or intended investments from the effects of changes in interest or exchange rates, or for non-hedging purposes to the extent permitted by applicable law. For example, in the event that an anticipated decrease in the value of portfolio securities occurs as a result of a decline in the dollar value of foreign currencies in which portfolio securities are denominated or a general increase in interest rates, the adverse effects of such changes may be offset, in whole or in part, by gains on Futures Contracts sold by a Fund. Conversely, the adverse effects of an increase in the cost of portfolio securities to be acquired, occurring as a result of a rise in the dollar value of securities denominated in foreign currencies or a decline in interest rates, may be offset, in whole or in part, by gains on Futures Contracts purchased by a Fund. Each Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although each Fund believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. Transactions entered into for non-hedging purposes involve greater risk including the risk of losses which are not offset by gains on other portfolio assets. Each Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets.

     OPTIONS ON FUTURES CONTRACTS: Each Fund may purchase and write options on futures contracts ("Options on Futures Contracts") in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging a Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, a Fund may suffer a loss on the transaction. Options on Futures Contracts may also be entered into for non-hedging purposes, to the extent permitted under applicable law, which involves greater risks and could result in losses which are not offset by gains on other portfolio assets.

     OPTIONS ON FOREIGN CURRENCIES: Each Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium paid for the Option plus related transaction costs. Options on Foreign Currencies to be written or purchased by a Fund will be traded on foreign and U.S. exchanges or over-the-counter.

     FORWARD CONTRACTS: Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"). Each Fund may enter into Forward Contracts for hedging purposes as well as for the non-hedging purpose of increasing the Fund's current income. By entering into transactions in Forward Con-tracts, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. A Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser or the Sub-Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Each Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.


     SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, each Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a Fund with another party of cash payments based upon different interest rate indices, currencies and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.


     Each Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.


     Swap agreements could be used to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.



     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed, or no investment of cash. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.


     Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI for more information on, and the risks involved in, these activities.


     PORTFOLIO TRADING: The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds and of the other investment company clients of MFD, the Funds' distributor, as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.


     From time to time, the Adviser and the Sub-Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of a Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.


     While it is not generally each Fund's policy to invest or trade for short-term profits, each Fund may dispose of a portfolio security whenever the Adviser or the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. Transaction costs incurred by each Fund and realized capital gains and losses of each Fund may be greater than that of a fund with a lesser portfolio turnover rate.

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                               6.   RISK FACTORS
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     FOREIGN SECURITIES: Transactions involving foreign equity or debt securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Each Fund may invest up to 100% of its assets in foreign securities which are not traded on a U.S. exchange. Special considerations may also include more limited information about foreign issuers, higher brokerage and custody costs, different or less stringent accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the U.S. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

     EMERGING MARKETS: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities in emerging markets may be less liquid and more volatile in price than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Funds bear the risk that the securities will not be delivered and that the Funds' payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions against repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by a delay in obtaining a grant of, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

     Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund. See the SAI for a further discussion of emerging markets securities as well as the associated risks.

     ALLOCATION AMONG EMERGING MARKETS: Each Fund may allocate all or a portion of its investments in emerging market securities among the emerging markets of Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. Each Fund will allocate its investments among these emerging markets in accordance with the Adviser's and the Sub-Adviser's determination as to the allocation most appropriate with respect to the Fund's investment objective and policies. Each Fund may invest its assets allocated to investment in emerging markets without limitation in any particular region, and, in accordance with the Adviser's and the Sub-Adviser's investment discretion, at times may invest all of its assets allocated to investment in emerging markets in securities of emerging market issuers located in a single region (e.g., Latin America). To the extent that a Fund's investments are concentrated in one or a few emerging market regions, the Fund's investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in those regions. The ability of a Fund to allocate its investments among emerging market regions without restriction may have the effect of increasing the volatility of the Fund, as compared to a fund which limits such allocations.

     INVESTMENTS IN ONE OR A LIMITED NUMBER OF COUNTRIES: Each Fund will seek to reduce risk by investing its assets in a number of markets and issuers. However, each Fund may invest up to 50% of its net assets in issuers located in a single country. To the extent that a Fund invests a significant portion of its assets in a single or limited number of countries, the Fund's investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in that country or countries, and the risks associated with investments in such country or countries will be particularly significant. The ability of a Fund to focus its investments in one or a limited number of countries may have the effect of increasing the volatility of that Fund.

     EMERGING GROWTH COMPANIES: Each Fund may invest in securities of emerging growth companies, including established companies. Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by the Funds will involve a higher degree of risk than would established growth stocks.

     FOREIGN CURRENCIES: Because each Fund may invest up to 100% of its asset in securities denominated in currencies other than the U.S. dollar, and because each Fund may hold foreign currencies, the value of a Fund's investments, and the value of dividends and interest earned by a Fund, may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Funds. Although the Adviser and Sub-Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser and Sub-Adviser will do so at an appropriate time or that the Adviser and Sub-Adviser will be able to predict exchange rates accurately. For example, if the Adviser and Sub-Adviser hedge a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. Each Fund may hold foreign currency received in connection with investments in foreign securities, and enter into Forward Contracts, Futures Contracts and Options on Foreign Currencies when, in the judgment of the Adviser or Sub-Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates. While the holding of foreign currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. See the SAI for further discussion of the holding of foreign currencies as well as the associated risks.

     FIXED INCOME SECURITIES: To the extent a Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. Each Fund is subject to no restrictions on the maturities of the fixed income securities it holds. A Fund's investments in fixed income securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations.

     LOWER RATED FIXED INCOME SECURITIES: Fixed income securities in which each Fund may invest may be rated Baa by Moody's or BBB by S&P or Fitch (and comparable unrated securities). For a description of these and other rating categories, see Appendix B. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

     Each Fund may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch (and comparable unrated securities). No minimum rating standard is required by any Fund. These securities are considered speculative and, while generally providing greater yield than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to be affected by economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates (although these lower rated securities are also affected by changes in interest rates as described below). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, a Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's and the Sub-Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

     While the Adviser and the Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not any Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's and the Sub-Adviser's own independent and ongoing review of credit quality. A Fund's achievement of its investment objective may be more dependent on the Adviser's and the Sub-Adviser's own credit analysis than in the case of an investment company primarily investing in higher quality fixed income securities.

     Since shares of each Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of shares of the Fund will vary as the aggregate value of the portfolio securities of the Fund increases or decreases. However, changes in the value of securities subsequent to their acquisition will not affect cash or yield to maturity to a Fund.

     TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although each Fund may enter into transactions in Options, Options on Stock Indices, Forward Contracts, Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. Each Fund also may enter into transactions in Options, Options on Stock Indices, Forward Contracts, Futures Contracts and Options on Futures Contracts for other than hedging purposes, to the extent permitted by applicable law, which involves greater risk. In particular, such transactions may result in losses for a Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of Options, Options on Stock Indices, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

     Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities underlying Options and Futures Contracts traded by a Fund will include U.S. Government securities as well as foreign securities.

                         ------------------------------

     The SAI includes a discussion of investment policies and a listing of specific investment restrictions which govern each Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless otherwise indicated. See "Investment Policies and Restrictions" in the SAI.

     Each Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

--------------------------------------------------------------------------------
                          7.   MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


     INVESTMENT ADVISER -- The Adviser manages each Fund pursuant to separate Investment Advisory Agreements, each dated September 1, 1995 (the "Advisory Agreements"). Under each Advisory Agreement the Adviser provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund. For its services and facilities, the Adviser receives an annual management fee computed and paid monthly, in an amount equal to the following annual rates of the average daily net assets of each Fund:


                            PERCENTAGE OF THE AVERAGE
                                DAILY NET ASSETS
           FUND                   OF EACH FUND
           ----             -------------------------
International Growth
  Fund....................  0.975% of the first $500
                            million and 0.925%
                            thereafter
International Growth and
  Income Fund.............  0.975% of the first $500
                            million and 0.925%
                            thereafter
Emerging Markets Equity
  Fund....................  1.25%


     For the fiscal year ended May 31, 1997, MFS received management fees under the Advisory Agreements of $1,049,705, $277,086 and $687,535 (equivalent on an annualized basis to 0.975%, 0.975% and 1.25%, respectively, of each Fund's average daily net assets) for the International Growth Fund, International Growth and Income Fund and Emerging Markets Equity Fund, respectively.



     These management fees are greater than the fees paid by most funds, but are comparable to fees paid by funds having similar investment objectives and policies. MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds"), and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.



     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $60.39 billion on behalf of approximately 2.6 million investor accounts as of June 30, 1997. As of such date, the MFS organization managed approximately $36.5 billion of assets in equity securities, approximately $19.6 billion of assets invested in fixed income funds and fixed income portfolios and approximately $4.1 billion of assets in foreign securities. MFS is a subsidiary of Sun Life of Canada (U.S.), which is a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Donald A. Stewart, Arnold D. Scott and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



     A. Keith Brodkin, the Chairman of MFS, is also the Chairman and President of the Trust. W. Thomas London, Stephen E. Cavan, James O. Yost, Ellen M. Moynihan, Mark E. Bradley and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.



     FCM -- Each Advisory Agreement permits the Adviser from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to each Advisory Agreement, the Adviser has engaged Foreign & Colonial Management Ltd., a company incorporated under the laws of England and Wales ("FCM"), located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, as sub-adviser to render advisory services to the Funds. FCM is a wholly owned subsidiary of Hypo Foreign & Colonial Management (Holdings) Ltd. ("Hypo F&C"). Sixty-Five percent of the outstanding voting securities of Hypo F&C is owned by Hypo (U.K.) Holdings Ltd., which is a wholly owned subsidiary of HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed, and fifth largest, commercial bank in Germany, founded in 1835. The remaining 35% of the outstanding voting securities of Hypo F&C is owned by four closed-end publicly listed investment Trusts managed by FCM including Foreign & Colonial Investment Trust PLC. FCM has a history of money management dating from 1868 and the establishment of the world's oldest closed-end fund, Foreign & Colonial Investment Trust PLC. As of May 31, 1997, FCM managed approximately U.S. $45.64 billion of assets, including approximately U.S.

$35.85 billion of assets in equity securities and approximately U.S. $9.79 billion of assets in fixed income securities.



     Under separate Sub-Advisory Agreements between the Adviser and FCM, each dated September 1, 1995 (the "Sub-Advisory Agreements"), the Adviser may delegate to FCM the authority to make investment decisions for each Fund. It is presently intended that FCM will provide portfolio management services for each of the Funds. For its services, the Adviser pays FCM a management fee, computed and paid monthly, in an amount equal to 0.80% and 1.00% of the average daily net assets of the International Growth Fund and the Emerging Markets Equity Fund, respectively, on an annualized basis and 0.75% of the average daily net assets managed by FCM of the International Growth and Income Fund on an annualized basis. The Adviser and FCM have agreed to cooperate in distributing, advising and managing investment products throughout the world. In this arrangement they anticipate that certain expenses and revenues relating to their cooperative activities, including investment advisory fees received from the Funds and certain expenses incurred by MFS, FCM and their affiliates attributable to their services to the Funds, will be shared.



     FCEM -- Each Sub-Advisory Agreement permits FCM from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to each Sub-Advisory Agreement, FCM has engaged Foreign & Colonial Emerging Markets Limited, a company incorporated under the laws of England and Wales ("FCEM"), located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, as sub-adviser to render advisory services to the Funds. FCEM is a wholly owned subsidiary of FCM. FCEM serves as the investment adviser to public closed-end and open-end funds and segregated accounts specializing in emerging markets. As of May 31, 1997, FCEM managed approximately U.S. $4.92 billion of assets invested in emerging markets.


     Under separate Sub-Advisory Agreements between FCM and FCEM, each dated September 1, 1995, FCM may delegate to FCEM the authority to make investment decisions for each Fund. It is presently intended that FCEM will provide portfolio management services for the portion of the assets of the Funds invested in emerging markets securities. For its services, FCM pays FCEM a management fee, computed and paid monthly, in an amount equal to 1.00% of the average daily net assets managed by FCEM of each Fund on an annualized basis.


     For the fiscal year ended May 31, 1997, the Adviser paid the Sub-Adviser fees under the Sub-Advisory Agreements of $857,738, $165,930 and $546,167 in connection with its services for the International Growth Fund, International Growth and Income Fund and Emerging Markets Equity Fund, respectively.


     STRATEGIC ALLIANCE -- The sub-advisory services provided by the Sub-Adviser to the Funds are part of a strategic alliance between MFS and FCM. As part of this alliance, the portfolio managers and investment analysts of MFS and FCM share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of FCM, and FCM has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

     In certain instances there may be securities which are suitable for a Fund's portfolio as well as for portfolios of other clients of MFS or clients of FCM. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and FCM, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as a Fund is concerned, in other cases it may produce increased investment opportunities for the Fund.

     PORTFOLIO MANAGERS -- The identity and background of the portfolio managers for each Fund is set forth below. Each of the following portfolio managers has acted in that capacity since the commencement of investment operations of each Fund unless otherwise noted:


     International Growth Fund -- Ian K. Wright, a director of FCM, and June Scott, a Global Funds Manager of FCM, are the Fund's portfolio managers. Mr. Wright has been employed as a portfolio manager by FCM since 1981 and has been one of the Fund's portfolio managers since March, 1996. Mr. Wright is currently head of Japanese equities at FCM. Ms. Scott has been employed by FCM since 1995, before which she completed her MBA at the London Business School. Prior to completing her MBA, Ms. Scott worked as a Quantitative Portfolio Analyst in the Equity Research Group at J.P. Morgan Investment Management in London. Ms. Scott has been one of the Fund's portfolio managers since March, 1996.



     International Growth and Income Fund -- Dr. Arnab Kumar Banerji, Chief Investment officer of FCEM, has been the Fund's portfolio manager since October, 1995. Dr. Banerji has been employed by FCEM as a portfolio manager since 1993 before which he served as Joint Head of Emerging Markets for Citibank Global Asset Management since 1989. Effective June 1, 1997, Ian K. Wright and June Scott are the Fund's portfolio managers.

     Emerging Markets Equity Fund -- Jeffery Chowdhry has been a portfolio manager of the Fund since February 1, 1997. Mr. Chowdhry, a Director of FCEM, has been employed by FCEM as a portfolio manager since 1994. Prior to 1994, Mr. Chowdhry was a portfolio manager at BZW Investment Management.



     ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


     DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of each Fund and also serves as distributor of each of the other MFS Funds.

     SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each Fund.

--------------------------------------------------------------------------------
                8.   INFORMATION CONCERNING SHARES OF THE FUNDS
--------------------------------------------------------------------------------

PURCHASES


     Shares of the Funds may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Funds.



     This prospectus offers three classes of shares to the general public (Class A, Class B and Class C shares) which bear sales charges and distribution fees in different forms and amounts, as described below:


     CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

     PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares of each Fund are offered at net asset value plus an initial sales charge as follows:
------------------------------------------------------------------

                         SALES CHARGE* AS
                          PERCENTAGE OF:          DEALER ALLOWANCE
                    ---------------------------   AS A PERCENTAGE
                                     NET AMOUNT     OF OFFERING
 AMOUNT OF PURCHASE OFFERING PRICE    INVESTED         PRICE
----------------------------------   ----------   ----------------
Less than
  $100,000..........       4.75%         4.99%           4.00%
$100,000 but less
  than $250,000.....       4.00          4.17            3.20
$250,000 but less
  than $500,000.....       2.95          3.04            2.25
$500,000 but less
  than $1,000,000...       2.20          2.25            1.70
$1,000,000 or
  more..............       None**        None**       See Below**

---------------
 * Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above (see the SAI).
** A CDSC will apply to such purchases, as discussed below.

     MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately
 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of a Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


     PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares of each Fund are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:


      (i) on investments of $1 million or more in Class A shares;


     (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either
          (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the Funds in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;



     (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER
           THIS CATEGORY; AND


      (v) on investments in Class A shares by certain retirement plans subject to ERISA if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


     In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

COMMISSION PAID
    BY MFD
  TO DEALERS     CUMULATIVE PURCHASE AMOUNT
---------------  --------------------------
1.00%..........  On the first $2,000,000, plus
0.80%..........  Over $2,000,000 to $3,000,000, plus
0.50%..........  Over $3,000,000 to $50,000,000, plus
0.25%..........  Over $50,000,000

     For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

     See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

     WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

     CLASS B SHARES: Class B shares of each Fund are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

    YEAR OF                                 CONTINGENT
  REDEMPTION                              DEFERRED SALES
AFTER PURCHASE                                CHARGE
---------------                           --------------
First...................................         4%
Second..................................         4%
Third...................................         3%
Fourth..................................         3%
Fifth...................................         2%
Sixth...................................         1%
Seventh and following...................         0%

     The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.


     Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under each Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).



     Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under each Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Funds at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.


     See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

     WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


     CONVERSION OF CLASS B SHARES. Class B shares of each Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under each Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.


     CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

     The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

     MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Class C Distribution Plan by the Fund to MFD for the first year after purchase (see "Distribution Plans" below).

     Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

     WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

     GENERAL: The following information applies to purchases of each class of each Fund's shares.

     MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. Each Fund reserves the right to cease offering its shares at any time.


     SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.



     RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.



     The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.



     As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request, and, in addition may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that calendar year. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.



     DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A and Class B shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of a Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

     SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.


     RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in a Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.


                         ------------------------------

     A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from a Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
     Subject to the requirements set forth below, some or all of the shares in an account with a Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

     EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

     EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

     EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth in this paragraph above.

     GENERAL: A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.



REDEMPTIONS AND REPURCHASES

     A shareholder may withdraw all or any portion of the value of his account on any date on which a Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.

     REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, a Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.

     REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be responsible for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

     REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE

AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


     CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B or Class C shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares of any MFS Fund purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of any MFS Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.



     At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.



     The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.


     GENERAL: The following information applies to redemptions and repurchases of each class of each Fund's shares.

     SIGNATURE GUARANTEE. In order to protect shareholders against fraud, each Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

     REINSTATEMENT PRIVILEGE. Shareholders of each Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

     IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash. Any distribution in-kind of portfolio securities may include foreign securities, including securities of issuers in emerging markets. Such securities may be subject to risks not typically associated with the risks of U.S. securities. See "Risk Factors -- Foreign Securities" and " -- Emerging Markets."


     INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
     The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares of each Fund pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and its shareholders.


     In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."


     FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of Shares, as described below.

     SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

     DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Funds, the Funds are not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Funds.

     OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of Shares covered by the Distribution Plan.

     FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

     CLASS A SHARES. Class A shares of each Fund are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

     The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.25% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with a Fund (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). Distribution fee payments under the Class A Distribution Plans may be used by MFD to pay securities dealers a distribution fee in an amount equal on an annual basis to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares (other than Class A shares that have converted from Class B shares) owned by investors for whom that securities dealer is the holder or dealer of record. See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan does not exceed 0.50% per annum of the average daily net assets of a Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS B SHARES. Class B shares of each Fund are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.


     Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with each Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

     CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

     This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.


     CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: Each Fund's distribution/service fee for its current fiscal year is equal to 0.50%, 1.00% and 1.00% per annum of the average daily net assets attributable to the Fund's Class A shares, Class B shares and Class C shares, respectively.

DISTRIBUTIONS
     Each Fund intends to pay substantially all of its net investment income as dividends on an annual basis. In determining the net investment income available for distributions, each Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If a Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. Each Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by each Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS

     Each Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes each Fund would otherwise be required to pay, each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because each Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Funds will be required to pay federal income or excise taxes, although each Fund's foreign-source income may be subject to foreign withholding taxes.

     Shareholders of each Fund normally will have to pay federal income taxes (and any state or local taxes), on the dividends and capital gain distributions they receive from the Fund, whether the distribution is in cash or in additional shares. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld. In certain circumstances, a Fund may also elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includible in their gross income for federal income tax purposes.


     A Fund's distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


     Each Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments which have been subject to 30% withholding. Prospective investors should read the Funds' Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in a Fund.


NET ASSET VALUE
     The net asset value per share of each class of each Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in each Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     Each Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C shares of Beneficial Interest (without par value). Each Fund also has a class of shares which it offers exclusively to certain institutional investors entitled Class I Shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Trust's Declaration of Trust provides that a Trustee may be removed from office in certain instances. See "Description of Shares, Voting Rights and Liabilities" in the SAI.


     Each share of a class of each Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B shares"). Shares are fully paid and non-assessable. Should a Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION
     From time to time, each Fund will provide total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. The International Growth and Income Fund may also provide its yield and current distribution rate. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a class of a Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher.


     Each Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of each Fund is based both on (i) the performance of each Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of each Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.


     Yield quotations will be based on the annualized net investment income per share of a class of the International Growth and Income Fund over a 30-day period stated as a percent of the maximum public offering price of shares of that class on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the International Growth and Income Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time.

     All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as stated and current distribution rate reflects only the rate of distributions paid by the International Growth and Income Fund over a stated period of time. Each Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which a Fund will calculate its total rate of return, yield and current distribution rate see the SAI. In addition to information provided in shareholder reports, each Fund may, in its discretion, from time to time make a list of all or a portion of its holdings available to investors upon request.

EXPENSES
     The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of each Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Trust's Custodian, for all services to each Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated among the series in a manner believed by management of the Trust to be fair and equitable.


     Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the expenses of the Emerging Markets Equity Fund ("FEM") such that FEM's "Other Expenses" which are defined to include all expenses of FEM except for management fees, Rule 12b-1 fees, taxes, extraordinary expenses, brokerage and termination costs and class specific expenses, do not exceed 0.75% per annum of FEM's average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of FEM's fiscal year in which FEM's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of FEM under this arrangement are subject to reimbursement by FEM to MFS, which will be accomplished by the payment of an expense reimbursement fee by FEM to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment, FEM's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by FEM to MFS terminates on the earlier of the date on which payments made by FEM equal the prior payment of such reimbursable expenses by MFS or December 31, 2005.


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                           9.   SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     Shareholders with questions concerning the shareholder services described below or concerning other aspects of a Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number).

     ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

     DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts described below) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

     -- Dividends and capital gain distributions reinvested in additional shares; this option will be assigned if no other option is specified.

     -- Dividends in cash; capital gain distributions reinvested in additional shares.

     -- Dividends and capital gain distributions in cash.

     Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of a Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, each Fund makes available the following programs designed to enable shareholders to add to their investment in an account with each Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or a Fund:

     LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of a Fund alone or in combination with shares of any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


     RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.


     DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of a Fund may be sold at net asset value (and not subject to any CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by a Fund may be automatically invested at net asset value (and not subject to any CDSC) in shares of the same class of another MFS Fund, if shares of such MFS Fund are available for sale.

     SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send to him (or any one he designates) regular periodic payments, as designated on the account application, and based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS


     AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

     AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan.

Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

     Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining an investment program concurrently with a withdrawal program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for share redemption (if applicable) in the case of Class A shares.

     TAX-DEFERRED RETIREMENT PLANS -- Shares of each Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

                         ------------------------------


     The Funds' SAI, dated October 1, 1997, as amended or supplemented from time to time, contains more detailed information about each Fund, including information related to (i) each Fund's investment policies and restrictions, including the purchase and sale of Options, Options on Stock Indices, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers, Investment Adviser and Sub-Adviser; (iii) portfolio trading; (iv) the shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plan; and (vii) various services and privileges provided by each Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.


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                                   APPENDIX A
--------------------------------------------------------------------------------

                            WAIVERS OF SALES CHARGES


     This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFS Fund Distributors, Inc. ("MFD").


I. WAIVERS OF ALL APPLICABLE SALES CHARGES

     In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares and Class C shares, as applicable, are waived:

1. DIVIDEND REINVESTMENT

     - Shares acquired through dividend or capital gain reinvestment; and

     - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

2. CERTAIN ACQUISITIONS/LIQUIDATIONS

     - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

3. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

     - Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of America ("Sun Life") or any of their subsidiary companies;

     - Trustees and retired trustees of any investment company for which MFS Fund Distributors, Inc. ("MFD") serves as distributor;

     - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

     - Employees or registered representatives of dealers and other financial institutions ("dealers") which have a sales agreement with MFD;

     - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


     - Institutional Clients of MFS or MFS Institutional Advisors, Inc.
       ("MFSI").

4. INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

     - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

     INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

     - Death or disability of the IRA owner.

    SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

     - Death, disability or retirement of 401(a) or ESP Plan participant;


     - Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);


     - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

     - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

     - Tax-free return of excess 401(a) or ESP Plan contributions;

     - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

     - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

    SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

     - Death or disability of SRO Plan participant.

6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

     - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

     - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.


7. LOAN REPAYMENTS

     - Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).


II. WAIVERS OF CLASS A SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemption of Class A shares are waived:


1. WRAP ACCOUNT INVESTMENTS AND OTHER SIMILAR PROGRAMS

     - Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund marketplace account or a similar program under which such clients pay a fee to such dealer.

2. INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS


     - Shares acquired by insurance company separate accounts.


3. RETIREMENT PLANS


     ADMINISTRATIVE SERVICES ARRANGEMENTS


     - Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements spec-ified from time to time by MFD or one or more of its affiliates.


     REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

     - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

    SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
    CIRCUMSTANCES:

     IRA'S

     - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

     - Tax-free returns of excess IRA contributions.

     401(a) PLANS

     - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

     - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

     ESP PLANS AND SRO PLANS

     - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares and Class C shares is waived:

1. SYSTEMATIC WITHDRAWAL PLAN


     - Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.


2. DEATH OF OWNER

     - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

3. DISABILITY OF OWNER

     - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

     IRA'S, 401(a) PLANS, ESP PLANS AND SRO PLANS

     - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules.

     SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

     - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

     - Death or disability of a SAR-SEP Plan participant.

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                                   APPENDIX B
--------------------------------------------------------------------------------

                          DESCRIPTION OF BOND RATINGS

                                    MOODY'S

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                                     S & P

     AAA: Debt rated AAA has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                     FITCH

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated
'F-1+'.

     A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C:  Bonds are in imminent default in payment of interest or principal.

     PLUS (+) MINUS (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.

     NR  Indicates that Fitch does not rate the specific issue.

     CONDITIONAL A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

     SUSPENDED A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

     WITHDRAWN A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

     FITCHALERT Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be lowered, FitchAlert is relatively short-term, and should be resolved within 12 months.

                        DUFF & PHELPS CREDIT RATING CO.

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'D-1 +'.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC: Bonds have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the 'AAA' category.

     NR:  Indicates that Duff & Phelps does not rate the specific issue.

                        DUFF & PHELPS SHORT-TERM RATINGS

     D-1 +: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1 -: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     D-5:  Issuer failed to meet scheduled principal and/or interest payments.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Sub-Adviser
Foreign & Colonial Management Ltd.
Exchange House
Primrose Street
London EC2A 2NY
United Kingdom

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116






[MFS LOGO](SM)
INVESTMENT MANAGEMENT
  WE INVENTED THE MUTUAL FUND(SM)

MFS(R)/Foreign & Colonial International
Growth Fund

MFS(R)/Foreign & Colonial International
Growth and Income Fund

MFS(R)/Foreign & Colonial Emerging
Markets Equity Fund

500 Boylston Street
Boston, MA 02116                                                MFC-1-10/96/100M

[MFS LOGO]

MFS(R)/FOREIGN & COLONIAL                                STATEMENT OF
  INTERNATIONAL GROWTH FUND                              ADDITIONAL INFORMATION
MFS(R)/FOREIGN & COLONIAL                                OCTOBER 1, 1997
  INTERNATIONAL GROWTH
  AND INCOME FUND
MFS(R)/FOREIGN & COLONIAL
  EMERGING MARKETS EQUITY FUND

(Members of the MFS Family of Funds(R))
--------------------------------------------------------------------------------


                                                                                                        Page
                                                                                                        ----
 1.    Definitions...................................................................................      2
 2.    Investment Policies and Restrictions..........................................................      2
 3.    Management of the Funds.......................................................................     15
       Trustees......................................................................................     15
       Officers......................................................................................     15
       Trustee Compensation Table....................................................................     17
       Investment Adviser............................................................................     20
       Administrator.................................................................................     20
       FCM...........................................................................................     21
       FCEM..........................................................................................     21
       Custodian.....................................................................................     21
       Shareholder Servicing Agent...................................................................     21
       Distributor...................................................................................     22
 4.    Portfolio Transactions and Brokerage Commissions..............................................     23
 5.    Shareholder Services..........................................................................     24
       Investment and Withdrawal Programs............................................................     24
       Exchange Privilege............................................................................     27
       Tax-Deferred Retirement Plans.................................................................     28
 6.    Tax Status....................................................................................     28
 7.    Distribution Plan.............................................................................     29
 8.    Determination of Net Asset Value and Performance..............................................     30
 9.    Description of Shares, Voting Rights and Liabilities..........................................     33
10.    Independent Auditors and Financial Statements.................................................     34
       Appendix A -- Performance Information.........................................................    A-1


MFS(R)/FOREIGN & COLONIAL INTERNATIONAL GROWTH FUND
MFS(R)/FOREIGN & COLONIAL INTERNATIONAL GROWTH AND INCOME FUND
MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND
Each a series of MFS Series Trust X
500 Boylston Street, Boston, MA 02116
(617) 954-5000


       This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated October 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


       THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Emerging Markets      --  MFS/Foreign & Colonial
  Equity Fund"             Emerging Markets Equity
                           Fund, a diversified series
                           of the Trust.

"International Growth  --  MFS/Foreign & Colonial
  Fund"                    International Growth Fund,
                           a diversified series of the
                           Trust.

"International Growth  --  MFS/Foreign & Colonial
  and Income Fund"         International Growth and
                           Income Fund, a diversified
                           series of the Trust.

"Funds"                --  International Growth Fund,
                           International Growth and
                           Income Fund and Emerging
                           Markets Equity Fund.

"MFS" or the           --  Massachusetts Financial
  "Adviser"                Services Company, a
                           Delaware corporation.

"Sub-Adviser"          --  Foreign & Colonial Manage-
                           ment Ltd., a company
                           incorporated under the laws
                           of England and Wales
                           ("FCM") and Foreign &
                           Colonial Emerging Markets
                           Limited, a company
                           incorporated under the laws
                           of England and Wales
                           ("FCEM").

"MFD"                  --  MFS Fund Distributors,
                           Inc., a Delaware
                           corporation.

"Prospectus"           --  The Prospectus of the
                           Funds, dated October 1,
                           1997, as amended or
                           supplemented from time to
                           time.

"Trust"                --  MFS Series Trust X, a
                           Massachusetts business
                           Trust. The Trust has
                           changed its name several
                           times during the past five
                           years. The Trust was
                           previously known as MFS
                           Government Mortgage Fund
                           (prior to June 2, 1995),
                           MFS Government Income Plus
                           Fund (prior to March 1,
                           1993), MFS Government
                           Income Plus Trust (prior to
                           August 3, 1992) and MFS
                           Government Securities Trust
                           (after December 7, 1990).


2. INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT POLICIES: The investment policies of each Fund are described in the Prospectus and below. The following discussion of the Funds' investment policies and restrictions supplements and should be read in conjunction with the information set forth in the "Investment Objective and Policies" section of the Prospectus.

FOREIGN SECURITIES: Each Fund may invest up to 100% of its assets in foreign securities as discussed in the Prospectus. Investments in foreign issues involve considerations and possible risks not typically associated with investments in securities issued by domestic companies or with debt securities issued by foreign governments. There may be less publicly available information about a foreign company than about a domestic company, and many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. There is also less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the U.S.

EMERGING MARKETS: Each of the Funds may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described in the Prospectus under the caption "Risk Factors" and as more fully described below.

     COMPANY DEBT -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

     SOVEREIGN DEBT -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     LIQUIDITY; TRADING VOLUME; REGULATORY OVERSIGHT -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. The Trust may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

     DEFAULT; LEGAL RECOURSE -- A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

     INFLATION -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     WITHHOLDING -- Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser and the Sub-Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

     FOREIGN CURRENCIES -- Each Fund may invest up to 100% of its assets in securities denominated in foreign currencies. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of a Fund's assets denominated in those currencies. Each Fund may attempt to minimize the impact of these changes to the U.S. dollar value of the Fund's portfolio by engaging in certain hedging practices, such as entering into Futures Contracts and Options on Foreign Securities as described below.

Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

INVESTMENT IN OTHER INVESTMENT COMPANIES: A Fund's investment in other investment companies, as described in the Prospectus, is limited in amount by the Investment Company Act of 1940, as amended (the "1940 Act"), and applicable state securities laws. Such investment may also involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and the total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange (the "Exchange"), members of the Federal Reserve System, recognized domestic or foreign securities dealers or institutions which the Adviser or the Sub-Adviser has determined to be of comparable creditworthiness. The securities that a Fund purchases and holds have values which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. Each Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Fund only enters into repurchase agreements after the Adviser or the Sub-Adviser has determined that the seller is creditworthy, and the Adviser or the Sub-Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

DEPOSITARY RECEIPTS: Each Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Each Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. Each Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. Each Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency. Each Fund may also invest in Global Depositary Receipts ("GDRs") and other types of depositary receipts. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company.

LOANS AND OTHER DIRECT INDEBTEDNESS: Each Fund may purchase loans and other direct claims against an issuer of emerging market debt instruments (a "borrower"). In purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.


Certain of the loans acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.


A Fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. Direct indebtedness of developing countries involves the risk that the governmental entities responsible for the repayment of the note may be unable, or unwilling, to pay interest and repay principal where due. In selecting the loans and other direct investments which a Fund will purchase, the Adviser will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a Fund.


WHEN-ISSUED OR FORWARD DELIVERY SECURITIES: When a Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of each Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although a Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


LENDING OF SECURITIES: Each Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser or the Sub-Adviser. Such loans would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Each Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the cash collateral or a fee. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser and the Sub-Adviser to be of good standing, and when, in the judgment of the Adviser or the Sub-Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser or the Sub-Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

WARRANTS: Each Fund will not invest more than 10% of its net assets, taken at market value, in warrants not acquired in a unit transaction. Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.


OPTIONS ON SECURITIES: Each Fund may write (sell) covered call and put options on securities ("Options") and purchase call and put Options. An Option provides the purchaser, or "holder", with the right, but not the obligation, to purchase, in the case of a "call" Option, or sell, in the case of a "put" Option, the security or securities in connection with which the Option was written, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the Option, known as the "premium." The maximum amount of risk the purchaser of the Option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer", however, is potentially unlimited, unless the Option is "covered." A call option written by a Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.


Each Fund may write Options for the purpose of increasing its return and for hedging purposes. In particular, if a Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the Option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the Option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

Each Fund may write Options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call Option against that security. The exercise price of the call Option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call Option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the Option is written.

The writing of covered put Options is similar in terms of risk/return characteristics to buy-and-write transactions. Put Options may be used by a Fund in the same market environments in which call Options are used in equivalent buy-and-write transactions.

Each Fund may also write combinations of put and call Options on the same security, a practice known as a "straddle." By writing a straddle, a Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the Options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two Options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the Options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call Option on a portfolio security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the Option. By writing a put Option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of Options will not be undertaken by a Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where Options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

Each Fund may also purchase put and call Options. Put Options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put Options will permit the Fund to sell the securities underlying such Options at the exercise price, or to close out the Options at a profit. A Fund will purchase call Options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call Option will permit the Fund to purchase the securities underlying such Option at the exercise price or to close out the Option at a profit. The premium paid for a call or put Option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the Option, and, unless the price of the underlying security rises or declines sufficiently, the Option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an Option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the Option and related transaction costs.

The staff of the SEC has taken the position that purchased over-the-counter Options and assets used to cover written over-the-counter Options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. Although the Adviser disagrees with this position, the Adviser intends to limit each Fund's writing of over-the-counter Options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter Options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts each Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an Option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the Option, plus the amount, if any, of the Option's intrinsic value (i.e., the amount that the Option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the Option if the Option is written out-of-the-money. Each Fund will treat all or a portion of the formula as illiquid for purposes of the 15% test imposed by the SEC staff. The Fund may also write over-the-counter Options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these Options as illiquid for purposes of such 15% test.


OPTIONS ON STOCK INDICES: As noted in the Prospectus, each Fund may write (sell) covered call and put options and purchase call and put options on stock indices ("Options on Stock Indices"). The Fund may cover call Options on Stock Indices by owning securities whose price changes, in the opinion of the Adviser or the Sub-Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. Each Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. Each Fund may cover put options on stock indices by maintaining liquid assets in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.


Each Fund will receive a premium from writing a put or call option on a stock index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

Each Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

FUTURES CONTRACTS: Each Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indices of securities as such instruments become available for trading ("Futures Contracts"). This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which a Fund intends to purchase at a later date. Futures Contracts may also be entered into for non-hedging purposes to the extent permitted by applicable law. A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

While Futures Contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Fund may provide or receive cash that reflects the decline or increase in the value of the contract.


One purpose of the purchase or sale of a Futures Contract, for hedging purposes in the case of a portfolio holding long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities. Transactions entered into for non-hedging purposes have greater risk, including the risk of losses which are not offset by gains on other portfolio assets.


Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of a Fund could have the effect of diluting dividend earnings. To the extent a Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.


Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

A Futures Contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The index underlying a Futures Contract is a broad based index of fixed-income securities designed to reflect movements in the relevant market as a whole.

OPTIONS ON FUTURES CONTRACTS: Each Fund may write and purchase Options to buy or sell Futures Contracts ("Options on Futures Contracts") for hedging purposes. Each Fund may also enter into transactions in Options on Futures Contracts for non-hedging purposes to the extent permitted by applicable law. The purchase of a call Option on a Futures Contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the Futures Contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the Futures Contract or underlying securities. As with the purchase of Futures Contracts, when a Fund is not fully invested it may purchase a call Option on a Futures Contract to hedge against a market advance due to declining interest rates.

The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the security underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the security underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

Each Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, a Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, a Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require a Fund to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require a Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs.

The amount of risk a Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased.

A Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations.

Each Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures

Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by a Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by a Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position. An Option on a Futures Contract is traded on the same contract market as the underlying Futures Contact, subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. Options on Futures Contracts, as noted in the Prospectus, are also traded on foreign exchanges.


FORWARD CONTRACTS: Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). Each Fund may also enter into Forward Contracts for "cross-hedging" as noted in the Prospectus. A Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of fixed income securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. Each Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser or the Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, a Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.


Each Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which a Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate Forward Contracts. In such event, a Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.


OPTIONS ON FOREIGN CURRENCIES: Each Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options, which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Each Fund may write Options on Foreign Currencies for hedging purposes in a manner similar to the way Forward Contracts will be utilized. For example, where a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, less transaction costs, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of Options on Foreign Currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


All call and put options written on foreign currencies will be covered. A call option written on foreign currencies by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains liquid assets in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Call and put options on foreign currencies may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded and applicable rules and regulations.


ADDITIONAL RISKS OF INVESTING IN OPTIONS ON SECURITIES, OPTIONS ON STOCK INDICES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES: Unlike transactions entered into by a Fund in Futures Contracts, Options on Foreign Currencies and Forward Contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities and on stock indices may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of the Fund's portfolio. If the values of fixed income portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, a Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an Option, Futures Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and Options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, a Fund bears the risk that the price of the fixed income portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. Where a Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of securities and prices of Options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the Option, Futures Contract and Forward Contract markets. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the Option, Futures Contract or Forward Contract approaches.

The trading of Options, Futures Contracts and Forward Contracts also entails the risk that, if the Adviser's or the Sub-Adviser's judgment as to the general direction of exchange rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract.

It should be noted that each Fund may purchase and write Options, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes to the extent permitted by applicable law for the purpose of increasing its return. As a result, a Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and a Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on a Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an Option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent a Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which Options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded Options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: The available information on which a Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the U.S., events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for a Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.

As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or CFTC has jurisdiction over the trading in the U.S. of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for a Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. A Fund may also be required to receive delivery of the foreign currencies underlying Options on Foreign Currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the Fund is unable to close out a Forward Contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under certain circumstances, such as where the Adviser or the Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser or the Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by a Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that each Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that a Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of each Fund's assets. In addition, each Fund must comply with the requirements of various state securities laws in connection with such transactions.

Each Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, each Fund will not purchase put and call Options if, as a result, more than 5% of its total assets would be invested in such Options.

When each Fund purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby ensuring that the leveraging effect of such Futures Contract is minimized.

INDEXED SECURITIES: Each Fund may purchase securities whose prices are indexed to the prices of other securities, indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may decline substantially if the issuer's creditworthiness deteriorates.

SWAPS AND RELATED TRANSACTIONS: Each Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.

Each Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount of the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser or the Sub-Adviser is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Each Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

                      ------------------------------------

The policies stated above are not fundamental and may be changed without shareholder approval, as may each Fund's investment objective.

INVESTMENT RESTRICTIONS: Each Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a Fund or class, as applicable, or
(ii) 67% or more of the outstanding shares of the Trust or a Fund or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a Fund or class, as applicable, are represented in person or by proxy):

Each Fund may not:

    (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed;

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

    (4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any type of swap agreement, Forward Contracts, Futures Contracts, any other type of futures contract, and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

    (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

    (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

In addition, each Fund has the following nonfundamental policies which may be changed without shareholder approval. Each Fund will not:


    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;


    (2) invest more than 10% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

    (3) invest for the purpose of exercising control or management;


    (4) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

    (5) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is an officer or a director of the investment adviser or a sub-adviser of the Fund, if one or more of such persons also owns beneficially more than 0.5% of the securities of such issuer, and such persons owning more than 0.5% of such securities together own beneficially more than 5% of such securities;

    (6) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any type of swap agreement, any type of futures contract (including Futures Contracts) and Forward Contracts;

    (7) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

    (8) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

    (9) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option, (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any type of swap agreement, any type of futures contract (including Futures Contracts), Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

    (10) borrow, except as a temporary measure for extraordinary or emergency purposes; or

    (11) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities, (ii) put or call options or combinations thereof with respect to securities or indexes of securities or (iii) Options on Foreign Currencies, any type of swap agreement or any type of futures contract (including Futures Contracts) or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies.

3. MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees provides broad supervision over the affairs of each Fund. The Adviser is responsible for the investment management of each Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


A. KEITH BRODKIN,* Chairman and President (born 8/4/35)

Massachusetts Financial Services Company, Chairman and Director


RICHARD B. BAILEY* (born 9/14/26)

Private investor; Massachusetts Financial Services Company, former Chairman and
  Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


PETER G. HARWOOD (born 4/3/26)

Private Investor
Address: 211 Lindsay Pond Road, Concord, Massachusetts


J. ATWOOD IVES (born 5/1/36)
Eastern Enterprises (diversified services company), Chairman and Chief Executive
  Officer

Address: 9 Riverside Road, Weston, Massachusetts


LAWRENCE T. PERERA (born 6/23/35)

Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts


WILLIAM J. POORVU (born 4/10/35)

Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November 1993)
Address: Harvard Business School, Soldiers Field Road, Cambridge, Massachusetts


CHARLES W. SCHMIDT (born 3/18/28)
Private Investor; OHM Corporation, Director; Mohawk Paper Company, Director

Address: 30 Colpitts Road, Weston, Massachusetts


ARNOLD D. SCOTT* (born 12/16/42)

Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary


JEFFREY L. SHAMES* (born 6/2/55)

Massachusetts Financial Services Company, President and Director


ELAINE R. SMITH (born 4/25/46)

Independent Consultant; Brigham and Women's Hospital, Executive Vice President
  and Chief Operating Officer (from August 1990 to September 1992)
Address: Weston, Massachusetts


DAVID B. STONE (born 9/2/27)

North American Management Corp. (investment advisers), Chairman and Director;
  Eastern Enterprises (diversified holding company), Director

Address: Ten Post Office Square, Suite 300, Boston, Massachusetts


OFFICERS


W. THOMAS LONDON,* Treasurer (born 3/1/44)

Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

JAMES O. YOST,* Assistant Treasurer; (born 6/12/60)

Massachusetts Financial Services Company, Vice President


JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

ELLEN M. MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September 1996);
  Deloitte & Touche LLP, Senior Manager (until September 1996)

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994)

---------------

* "Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

Each Fund pays the compensation of the non-interested Trustees and Mr. Bailey (who currently receive a fee per Fund of $250 per year plus $25 per meeting and $20 per committee meeting attended, together with such Trustee's out-of-pocket expenses), and have adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. Each Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.


Set forth below is certain information concerning the cash compensation estimated to be paid by each Fund to the Trustees, and benefits accrued and estimated benefits payable, under the retirement plan.

                           TRUSTEE COMPENSATION TABLE

                                                                  RETIREMENT BENEFIT      ESTIMATED
MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH FUND  TRUSTEE FEES        ACCRUED AS          CREDITED       TOTAL TRUSTEE FEES
------------------------------------------------   FROM EACH         PART OF FUND           YEARS          FROM FUNDS AND
TRUSTEE                                             FUND(1)           EXPENSE(1)        OF SERVICE(2)     FUND COMPLEX(3)
------                                            ------------    ------------------    -------------    ------------------
Richard B. Bailey...............................     $  959              $ 56                  5              $247,168
A. Keith Brodkin................................        N/A               N/A                N/A                   N/A
Peter G. Harwood................................      1,039                64                  5               105,995
J. Atwood Ives..................................        999                58                 13                98,750
Lawrence T. Perera..............................      1,174                58                 12                98,310
William J. Poorvu...............................      1,014                62                 12               102,840
Charles W. Schmidt..............................      1,039                64                  5               105,995
Arnold D. Scott.................................        N/A               N/A                N/A                   N/A
Jeffrey L. Shames...............................        N/A               N/A                N/A                   N/A
Elaine R. Smith.................................      1,224                64                 23               105,995
David B. Stone..................................      1,089                66                  5               108,710

ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)

                                           YEARS OF SERVICE
                  AVERAGE        -------------------------------------
                TRUSTEE FEES      3        5        7       10 OR MORE
                ------------     ----     ----     ----     ----------
                   $  863        $129     $216     $302        $432
                      960         144      240      336         480
                    1,056         158      264      370         528
                    1,153         173      288      404         577
                    1,250         187      312      437         625
                    1,346         202      337      471         673


---------------


(1) For the fiscal year ending May 31, 1997.

(2) Based upon normal retirement age (73).

(3) Information provided is for calendar year 1996. All Trustees receiving compensation served as Trustees of 23 funds within the MFS fund complex (having aggregate net assets at December 31, 1996 of approximately $21.1 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

                           TRUSTEE COMPENSATION TABLE

MFS/FOREIGN & COLONIAL INTERNATIONAL                              RETIREMENT BENEFIT      ESTIMATED
GROWTH & INCOME FUND                              TRUSTEE FEES        ACCRUED AS          CREDITED       TOTAL TRUSTEE FEES
--------------------                               FROM EACH         PART OF FUND           YEARS          FROM FUNDS AND
TRUSTEE                                             FUND(1)           EXPENSE(1)        OF SERVICE(2)     FUND COMPLEX(3)
------                                            ------------    ------------------    -------------    ------------------
Richard B. Bailey...............................      $519               $ 56                  5              $247,168
A. Keith Brodkin................................       N/A                N/A                N/A                   N/A
Peter G. Harwood................................       599                 64                  5               105,995
J. Atwood Ives..................................       559                 58                 13                98,750
Lawrence T. Perera..............................       514                 58                 12                98,310
William J. Poorvu...............................       574                 62                 12               102,840
Charles W. Schmidt..............................       599                 64                  5               105,995
Arnold D. Scott.................................       N/A                N/A                N/A                   N/A
Jeffrey L. Shames...............................       N/A                N/A                N/A                   N/A
Elaine R. Smith.................................       674                 64                 23               105,995
David B. Stone..................................       619                 66                  5               108,710

ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)

                                      YEARS OF SERVICE
             AVERAGE        -------------------------------------
           TRUSTEE FEES      3        5        7       10 OR MORE
           ------------     ----     ----     ----     ----------
               $463         $ 69     $116     $162        $231
                518           78      130      181         259
                574           86      144      201         287
                630           94      157      220         315
                686          103      171      240         343
                741          111      185      259         371


---------------


(1) For the fiscal year ending May 31, 1997.

(2) Based upon normal retirement age (73).

(3) Information provided is for calendar year 1996. All Trustees receiving compensation served as Trustees of 23 funds within the MFS fund complex (having aggregate net assets at December 31, 1996 of approximately $21.1 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

                           TRUSTEE COMPENSATION TABLE

MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY                    RETIREMENT BENEFIT      ESTIMATED
FUND                                              TRUSTEE FEES        ACCRUED AS          CREDITED       TOTAL TRUSTEE FEES
-----------------------------------------------    FROM EACH         PART OF FUND           YEARS          FROM FUNDS AND
TRUSTEE                                             FUND(1)           EXPENSE(1)        OF SERVICE(2)     FUND COMPLEX(3)
------                                            ------------    ------------------    -------------    ------------------
Richard B. Bailey...............................      $519               $ 56                  5              $247,168
A. Keith Brodkin................................       N/A                N/A                N/A                   N/A
Peter G. Harwood................................       599                 64                  5               105,995
J. Atwood Ives..................................       559                 58                 13                98,750
Lawrence T. Perera..............................       614                 58                 12                98,310
William J. Poorvu...............................       574                 62                 12               102,840
Charles W. Schmidt..............................       599                 64                  5               105,995
Arnold D. Scott.................................       N/A                N/A                N/A                   N/A
Jeffrey L. Shames...............................       N/A                N/A                N/A                   N/A
Elaine R. Smith.................................       574                 64                 23               105,995
David B. Stone..................................       619                 66                  5               108,710

ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)

                                    YEARS OF SERVICE
           AVERAGE        -------------------------------------
         TRUSTEE FEES      3        5        7       10 OR MORE
         ------------     ----     ----     ----     ----------
             $467         $ 70     $117     $163        $234
              510           76      127      178         255
              553           83      138      193         276
              595           89      149      208         298
              638           96      160      223         319
              681          102      170      238         340


---------------


(1) For the fiscal year ending May 31, 1997.

(2) Based upon normal retirement age (73).

(3) Information provided is for calendar year 1996. All Trustees receiving compensation served as Trustees of 23 funds within the MFS fund complex (having aggregate net assets at December 31, 1996 of approximately $21.1 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

As of June 30, 1997, the Trustees and officers as a group owned less than 1% of each Fund's shares outstanding on that date.

As of June 30, 1997, Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive, East, 3rd Floor, Jacksonville, Florida 32246-6484 was the record owner of approximately 8.31%, 16.18% and 9.33%, respectively, of the outstanding Class A, Class B and Class C shares of the International Growth Fund. In addition, Fu Hsin Chen, 921 Fallen Leaf, Arcadia, CA 91006-1902, Timothy Smith & Elizabeth R. Smith, JTWROS, P.O. Box 70055, Metairie, Louisiana 70033-0055 and Larry L. Morris, 145 Windmere Drive, Grenada, MS 38901-8084 were the record owners of approximately 8.21%, 7.57% and 5.54%, respectively, of Class C shares of the International Growth Fund. As of June 30, 1997, MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740 was the record owner of approximately 99.88% of Class I shares of the International Growth Fund.

As of June 30, 1997, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, East, 3rd Floor, Jacksonville, Florida 32246-6484 was the record owner of approximately 8.25%, 11.49% and 5.95%, respectively, of the outstanding Class A, Class B and Class C shares of the International Growth and Income Fund. In addition, Roney & Co. as Custodian For the Benefit of James J. O'Day -- IRA, 7056 Oakleaf Court, Canton, Michigan 48187-5231, Wheat First Securities, Inc., A/C 5479-3952, George T. McDonald and Sherry H. McDonald, 229 Brambleton Court, Winston Salem, North Carolina 27106-4961, The First National Bank of Boston, Trustee for IRA A/C John R. Lawrence, 136 Amblewood Lane, Naples, Florida 34105-7145, The First National Bank of Boston, Custodian, Newington Board of Education, Tax Sheltered Annuity 403B, A/C James A. Vendetti, 34 Wells Drive, Farmington, Connecticut 06032-3104, The First National Bank of Boston, Trustee, IRA R/O Faye H. Hinson, 1010 Kings Row, Greensboro, GA 30642-7038 and The First National Bank of Boston, Trustee, IRA A/C Lawrence L. Spaeth, 1511 Violet Lane, Little Chute, WI 54140-2444 were the record owners of approximately 9.38%, 10.74%, 10.17%, 7.99%, 8.16% and 6.04%, respectively, of the outstanding Class C shares of the International Growth and Income Fund. As of June 30, 1997, MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740, MFS Service Center Inc. Audit Account Reinvestments, Corporate Actions -- 10th Floor, Attn: Todd Jundi, 500 Boylston Street, Boston, MA 02116-3740 and MFS Service Center Inc., Audit Account Cash, Corporate Actions -- 10th Floor, Attn: Todd Jundi, 500 Boylston Street, Boston, MA 02116-3740 were the record owners of approximately 77.86%, 11.07% and 11.07%, respectively, of Class I shares of the International Growth and Income Fund.

As of June 30, 1997, Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida 32232-5286 was the record owner of 5.62% of the outstanding Class B shares of the Emerging Markets Equity Fund. As of June 30, 1997, MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740 was the record owner of approximately 99.97% of Class I shares of the Emerging Markets Equity Fund.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liability to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Trust's Declaration of Trust that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER -- MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

INVESTMENT ADVISORY AGREEMENTS -- The Adviser manages each Fund pursuant to separate Investment Advisory Agreements, each dated as of September 1, 1995 (the "Advisory Agreements"). Under the Advisory Agreements, the Adviser provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, in an amount equal to the following annual rates of the average daily net assets of each Fund:


                                PERCENTAGE OF THE
                                     AVERAGE
                                 DAILY NET ASSETS
           FUND                    OF EACH FUND
           ----                 -----------------
International Growth
  Fund.....................  0.975% of the first $500
                             million and 0.925%
                             thereafter

International Growth and
  Income Fund..............  0.975% of the first $500
                             million and 0.925%
                             thereafter

Emerging Markets Equity
  Fund.....................  1.25%


For the period from commencement of investment operation, October 24, 1995, to May 31, 1996, MFS received management fees under the Advisory Agreements of $313,570, $103,167 and $182,020 (equivalent on an annualized basis to 0.975%, 0.975% and 1.25%, respectively, of each of the Fund's average daily net assets) for the International Growth Fund, International Growth and Income Fund and Emerging Markets Equity Fund, respectively. For the fiscal year ended May 31, 1997, MFS received management fees under the Advisory Agreements of $1,049,705, $277,086 and $687,535 (equivalent on an annualized basis to 0.975%, 0.975% and 1.25%, respectively, of each of the Fund's average daily net assets) for the International Growth Fund, International Growth and Income Fund and Emerging Markets Equity Fund, respectively.

The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing each Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.

The Advisory Agreement with each Fund will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Policies and Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. Each Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Policies and Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. Each Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. Each Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


FCM -- FCM serves as each Fund's sub-adviser pursuant to separate Sub-Advisory Agreements, each dated September 1, 1995 between the Adviser and FCM (the "FCM Sub-Advisory Agreements"). Each FCM Sub-Advisory Agreement provides that the Adviser may delegate to FCM the authority to make investment decisions for the Fund. It is presently intended that FCM will provide portfolio management services for each Fund. For these services, the Adviser pays FCM an annual fee computed and paid monthly in an amount equal to 0.80% and 1.00% of the average daily net assets of the International Growth Fund and the Emerging Markets Equity Fund, respectively, and 0.75% of the average daily net assets managed by FCM of the International Growth and Income Fund.


FCEM -- FCEM serves as each Fund's sub-adviser pursuant to separate Sub-Advisory Agreements, each dated September 1, 1995 between FCM and FCEM (the "FCEM Sub-Advisory Agreements" and together with the FCM Sub-Advisory Agreements, the "Sub-Advisory Agreements"). Each FCEM Sub-Advisory Agreement provides that FCM may delegate to FCEM the authority to make investment decisions for the Fund. It is presently intended that FCEM will provide portfolio management services for the portion of the assets of the Funds invested in emerging markets securities. For these services, FCM pays FCEM an annual fee computed and paid monthly in an amount equal to 1.00% of the average daily net assets managed by FCEM of each Fund.


SUB-ADVISORY AGREEMENTS -- Each Sub-Advisory Agreement will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the relevant Fund's outstanding shares, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party. Each FCM Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the relevant Fund's outstanding shares, by the Adviser on not less than 30 days' nor more than 60 days' written notice or by FCM, on not less than 60 days' nor more than 90 days' written notice. Each FCEM Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the relevant Fund's outstanding shares, by the Adviser or FCM on not less than 30 days' nor more than 60 days' written notice or by FCEM on not less than 60 days' nor more than 90 days' written notice.


Each FCM Sub-Advisory Agreement provides that if FCM ceases to serve as the sub-adviser to the Fund, the Fund will change its name so as to delete the words "Foreign & Colonial" and that FCM may render services to others and may permit other fund clients to use the words "Foreign & Colonial" in their names. Each Sub-Advisory Agreement specifically provides that neither FCM or FCEM, as the case may be, nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the relevant Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Advisory Agreement.


For the period from commencement of investment operations, October 24, 1995, to May 31, 1996, the Adviser paid the Sub-Adviser fees under the Sub-Advisory Agreements of $255,468, $59,933 and $144,524 in connection with its services for the International Growth Fund, International Growth and Income Fund and Emerging Markets Equity Fund, respectively. For the fiscal year ended May 31, 1997, the Adviser paid the Sub-Adviser fees under the Sub-Advisory Agreements of $857,738, $165,930 and $546,167 in connection with its services for International Growth Fund, International Growth and Income Fund and Emerging Markets Equity Fund, respectively.


CUSTODIAN

State Street Bank and Trust Company (the "Custodian") is the custodian of each Fund's assets. The Custodian's responsibilities include safekeeping and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of each Fund. The Custodian does not determine the investment policies of each Fund or decide which securities each Fund will buy or sell. Each Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of each Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is each Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement dated December 19, 1985, as modified, (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of each Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by each Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of each Fund, has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of each Fund pursuant to a Distribution Agreement with the Trust dated as of September 1, 1995.

CLASS A SHARES: MFD acts as agent in selling Class A shares of each Fund to dealers. The public offering price of Class A shares of each Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of each Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of each Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of each Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or a Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to a Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 4.00% and MFD retains approximately 3/4 of 1% of the public offering price. MFD, on behalf of each Fund, pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B SHARES AND CLASS C SHARES: MFD acts as agent in selling Class B shares, Class C shares and Class I shares of each Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement to which Class I shares are offered).


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of a Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the period from the commencement of operations, October 24, 1995, to May 31, 1996 and the fiscal year ended May 31, 1997, for the International Growth Fund, MFD and dealers and certain other financial institutions received sales charges of $66,057 and $685,593, and $79,525 and $437,735, respectively, (as their concession on gross sales charges of $751,650 and $517,260, respectively) for selling Class A shares. The International Growth Fund received $24,853,732 and $19,720,949, respectively, representing the aggregate net asset value of such shares.



During the period from the commencement of operations, October 24, 1995, to May 31, 1996 for the International Growth and Income Fund, and the fiscal year ended May 31, 1997, MFD and dealers and certain other financial institutions received sales charges of $17,609 and $233,028 and $18,575 and $92,100, respectively (as their concession on gross sales charges of $250,637 and $110,675, respectively), for selling Class A shares. The International Growth and Income Fund received $8,330,330 and $3,420,373, respectively, representing the aggregate net asset value of such shares.

During the period from the commencement of operations, October 24, 1995, to May 31, 1996 and the fiscal year ended May 31, 1997, for the Emerging Markets Equity Fund, MFD and dealers and certain other financial institutions received sales charges of $29,368 and $279,555 and $44,930 and $224,517, respectively (as their concession on gross sales charges of $308,923 and $269,447, respectively), for selling Class A shares. The Emerging Markets Equity Fund received $11,518,725 and $11,227,785, respectively, representing the aggregate net asset value of such shares.

During the fiscal year ended May 31, 1997, the CDSC paid on Class A shares for the International Growth Fund was $1,254. During the fiscal year ended May 31, 1997, the CDSC paid on Class A shares for the International Growth and Income Fund was $11. During the fiscal year ended May 31, 1997, the CDSC paid on Class A shares for the Emerging Growth Fund was $48. During the period from the commencement of operations, October 24, 1995, to May 31, 1996 and the fiscal year ended May 31, 1997, the CDSC paid on Class B shares for the International Growth Fund was $9,530 and $103,091, respectively. During the period from the commencement of operations, October 24, 1995, to May 31, 1996 and the fiscal year ended May 31, 1997, the CDSC paid on Class B shares for the International Growth and Income Fund was $7,513 and $32,134, respectively. During the period from the commencement of operations, October 24, 1995, to May 31, 1996 and the fiscal year ended May 31, 1997, the CDSC paid on Class B shares for the Emerging Markets Equity Fund was $4,930 and $43,118, respectively. During the fiscal year ended May 31, 1997, the CDSC paid on Class C shares for the International Growth Fund was $3,733. During the fiscal year ended May 31, 1997, the CDSC paid on Class C shares for the International Growth and Income Fund was $213. During the fiscal year ended May 31, 1997, the CDSC paid on Class C shares for the Emerging Growth Fund was $1,252. During the period from the commencement of operations, October 24, 1995 to May 31, 1996, there were no CDSC paid on Class A shares for any of these Funds.

The Distribution Agreement will remain in effect until September 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Policies and Restrictions -- Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Funds are made by persons affiliated with the Adviser or the Sub-Adviser. Any such person may serve other clients of the Adviser or the Sub-Adviser, or any subsidiary of the Adviser or the Sub-Adviser in a similar capacity. Changes in each Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser or the Sub-Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser or the Sub-Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by an Advisory Agreement or a Sub-Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser or the Sub-Adviser. At present no arrangements for the recapture of commission payments are in effect.


Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers (the "NASD") and such other policies as the Trustees may determine, the Adviser or the Sub-Adviser may consider sales of shares of a Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Under an Advisory Agreement or a Sub-Advisory Agreement and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides brokerage and research services to the Adviser or the Sub-Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser or the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising a Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser or the Sub-Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of a Fund and the Adviser's or the Sub-Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser or the Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of a Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between a Fund and the Adviser and the Sub-Adviser).


The Adviser's and the Sub-Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser or the Sub-Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee of the Adviser or the Sub-Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent a Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or the Sub-Adviser in serving both a Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser or the Sub-Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser or the Sub-Adviser, the Adviser or the Sub-Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of one or more of the other clients of the Adviser, any subsidiary of the Adviser or the Sub-Adviser. Investment decisions for a Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, a Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

For the fiscal year ended May 31, 1997, the International Growth Fund paid brokerage commissions of $325,190 on total transactions of $117,499,906. For the fiscal year ended May 31, 1997, the International Growth and Income Fund paid brokerage commissions of $32,101 on total transactions of $14,083,274. For the fiscal year ended May 31, 1997, the Emerging Markets Equity Fund paid brokerage commissions of $303,239 on total transactions of $63,317,556.

During the fiscal year ended May 31, 1997, the International Growth Fund acquired and owned securities issued by Deutsche Bank and General Electric Capital Corp., broker-dealers of this Fund, in the amount of $618,562 and $204,968, respectively as of May 31, 1997. During the fiscal year ended May 31, 1997, the International Growth and Income Fund acquired and owned securities issued by Deutsche Bank, a broker-dealer of this Fund, in the amounts of $223,771 as of May 31, 1997. During the fiscal year ended May 31, 1997, the Emerging Markets Equity Fund, acquired and owned securities issued by ING Baring and General Electric Capital Corp., broker-dealers of this Fund, in the amount of $1,030,047 and $1,059,835, respectively as of May 31, 1997.


5. SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- Each Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or a Fund.

LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of a Fund alone or in combination with all classes of shares of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or

36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of a Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of all Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $75,000 and purchases an additional $25,000 of Class A shares of a Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by a Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined under "Information Concerning Shares of the Funds -- Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of a Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares generally having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of a Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by a Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that a Fund ceases to assume the cost of these services. Each Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to a Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such MFS Fund is available for sale. Under the Automatic Exchange Plan, transfers of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE: Shareholders of each Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares of the same class in an account with a Fund for which payment has been received by the Fund (i.e. an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS Fundamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by a Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A Shares of MFS Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of each Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of a Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Shares of each Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

     Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

     Simplified Employee Pension (SEP-IRA) Plans;

     Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended;

     403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

     Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

6. TAX STATUS

Each Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Fund will be required to pay any federal income or excise taxes, although a Fund's foreign-source income may be subject to foreign withholding taxes. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of each Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether the distributions are paid in cash or reinvested in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to a Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a redemption of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of a Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of that Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

Each Fund's current dividend and accounting policies will affect the amount, timing and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. A

Fund's investments in zero coupon bonds, deferred interest bonds, payment in kind bonds, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Each Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund will limit its activities in options, Futures Contracts, Forward Contracts and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of a Fund. Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and losses. The holding of foreign currencies for non-hedging purposes and investment by a Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund.

Investment income received by a Fund from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; each Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If a Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro-rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would be able (subject to such limitations) to claim a credit but not a deduction. No deductions for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify or elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. Each Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdictions. Each Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


No Fund will be required to pay Massachusetts income or excise taxes as long as it qualifies as a regulated investment company under the Code.


7. DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for each of the Class A, Class B and Class C shares of each Fund (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the applicable Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Fund and each class of shares offered by each Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of each Fund. Such an increase may reduce the expense ratio to the extent a Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were a Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of a Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid to any insurance company which has entered into an agreement with the applicable Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Funds. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUNDS' LAST FISCAL PERIOD: During the fiscal year ended May 31, 1997, the Funds paid the following Distribution Plan expenses:

                                     AMOUNT OF       AMOUNT OF
                     AMOUNT OF     DISTRIBUTION    DISTRIBUTION
                    DISTRIBUTION    AND SERVICE     AND SERVICE
                    AND SERVICE        FEES            FEES
                     FEES PAID       RETAINED        RECEIVED
CLASSES OF SHARES     BY FUND         BY MFD        BY DEALERS
-----------------   ------------   -------------   ------------

International Growth Fund

Class A Shares        $252,648       $ 155,264       $  97,384

Class B Shares        $559,606       $ 424,821       $ 134,785

Class C Shares        $ 11,524       $   8,669       $   2,855

International Growth and Income Fund

Class A Shares        $ 66,872       $  39,438       $  27,434

Class B Shares        $149,349       $ 113,848       $  35,501

Class C Shares        $  1,034       $     776       $     258

Emerging Markets Equity Fund

Class A Shares        $128,054       $  79,138       $  48,916

Class B Shares        $284,900       $ 215,144       $  69,756

Class C Shares        $  8,454       $   6,343       $   2,111

GENERAL: The Distribution Plan will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the applicable Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by a vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the applicable Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between a Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment or any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the applicable Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the applicable Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


8. DETERMINATION OF NET ASSET VALUE AND PERFORMANCE


NET ASSET VALUE: The net asset value per share of each class of each Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.)


This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Equity securities in a Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institu-tional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in a Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in a Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of a Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD or its agent, the Shareholder Servicing Agent, prior to the close of that business day.

PERFORMANCE INFORMATION


TOTAL RATE OF RETURN: Each Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. Each Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge applicable to Class A shares (4.75% maximum) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC. Each Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of each Fund is based both on (i) the Performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of each Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of each Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B share). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS: The performance results for Class A shares presented in Appendix A hereto under the heading "Performance Results" assume an initial investment of

$10,000 in Class A shares of each fund and cover the period from October 24, 1995 to December 31, 1996. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. These performance results, as well as any yield or total rate of return quotation provided by the Funds, should not be considered as representative of the performance of the Funds in the future since the net asset value and public offering price of shares of the Funds will vary based not only on the type, quality and maturities of the securities held in each of the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Funds. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return of the Funds to yields and total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. The current net asset value of shares and account balance information may be obtained by calling 1-800-MFS-TALK (637-8355).

YIELD: Any yield quotation for a class of shares of the International Growth and Income Fund is based on the annualized net investment income per share of that class over a 30-day period. The yield is calculated by dividing the net investment income per share allocated to a particular class of the Fund earned during the period by the maximum offering price per share of such class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned by the Fund allocated to the class during the period, minus accrued expenses of such class for the period, by (ii) the average number of shares of such class entitled to receive dividends during the period multiplied by the maximum offering price per share of such class on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 4.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.

The yield quotations for the International Growth and Income Fund for each class are presented in Appendix A attached hereto under the heading "Performance Quotations".


CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the International Growth and Income Fund shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid.


The current distribution rate calculation for each Class of shares of the International Growth and Income Fund are presented in Appendix A attached hereto under the heading "Performance Quotations".

GENERAL: From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. Each Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


From time to time, each Fund and MFD may discuss or quote a Fund's current portfolio manager(s) as well as other investment personnel, including such persons' views on: various foreign and emerging market economies; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; the assessment and evaluation of credit, interest rate, market and economic risks; and similar and related matters. In addition, from time to time each Fund and MFD may discuss a Fund's current or anticipated allocations of the Fund's securities by country or region. Any such allocations are subject to change.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(sm) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); and issues regarding financial and health care management for elderly. MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 (the "Truth in
     Securities Act" or the "Full Disclosure
     Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first
     combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS(R) Union Standard Trust is the first mutual fund to invest solely in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with signifi-cant labor contracts, academics and other national labor leaders or experts.

FCM AND FCEM ACHIEVEMENTS: FCM & FCEM have a history of achievements and innovations.

  -- 1868 -- Established the world's oldest investment trust.

  -- 1882 -- Invested in Japanese bonds.

  -- 1884 -- Invested in the Hong Kong bond market.

  -- 1930 -- Invested in the U.S.

  -- 1961 -- Invested in the Japanese stock market.

  -- 1972 -- Launched the first European
     investment trust when the UK joined the EEC.

  -- 1980's -- Invested in the emerging markets of Thailand and Korea.

  -- 1987 -- Launched the first Latin America fund in the UK.

  -- 1994 -- Launched The Foreign & Colonial
     Emerging Middle East Fund (a closed-end fund, shares of which are listed on the New York
     Stock Exchange).

9. DESCRIPTION OF SHARES, VOTING
    RIGHTS AND LIABILITIES

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of each Fund and one other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of each series of the Trust (Class A, Class B, Class C and Class I shares). Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions"). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

Ernst & Young LLP are the Funds' independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolios of Investments and the Statements of Assets and Liabilities at May 31, 1997, the Statements of Operations for the period from October 24, 1995 (commencement of investment operations) to May 31, 1997, the Statements of Changes in Net Assets for the period from October 24, 1995 (commencement of investment operations) to May 31, 1997, the Notes to Financial Statements and the Report of Independent Auditors, each of which is included in the Annual Report to shareholders of the Funds, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A

                            PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                     PERFORMANCE RESULTS -- CLASS A SHARES


                                                                VALUE OF        VALUE OF
                                                                INITIAL          CAPITAL         VALUE OF
                                                                $10,000           GAIN          REINVESTED      TOTAL
       YEAR ENDED                                              INVESTMENT     DISTRIBUTIONS     DIVIDENDS       VALUE
       ----------                                              ----------     -------------     ----------     -------
EMERGING MARKETS EQUITY FUND:
December 31, 1995............................................   $  9,825           $ 0             $ 10        $ 9,838
December 31, 1996............................................     10,444             0              161         10,605
INTERNATIONAL GROWTH FUND:
December 31, 1995............................................      9,873             0               15          9,888
December 31, 1996............................................     10,057             0               90         10,147
INTERNATIONAL GROWTH AND INCOME FUND:
December 31, 1995............................................      9,803             0                2          9,805
December 31, 1996............................................     10,152             0               96         10,248

EXPLANATORY NOTES: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment on October 24, 1995 in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.


                             PERFORMANCE QUOTATIONS


All performance quotations are as of May 31, 1997.


                                                            AVERAGE ANNUAL TOTAL RETURNS                    CURRENT
                                                            ----------------------------       30-DAY     DISTRIBUTION
                                                             1 YEAR         LIFE OF FUND       YIELD          RATE
                                                             ------         ------------       ------     ------------
EMERGING MARKETS EQUITY FUND ("FEM"):
Class A shares with sales charge...........................   10.92%            13.35%           N/A            N/A
Class A shares without sales charge........................   16.43%            16.85%           N/A            N/A
Class B shares with CDSC...................................   11.87%            13.95%           N/A            N/A
Class B shares without CDSC................................   15.87%            16.24%           N/A            N/A
Class C shares with CDSC...................................   14.96%            16.30%(1)
Class C shares without CDSC................................   15.97%            16.30%(1)        N/A            N/A
Class I shares.............................................   16.67%(2)         17.00%(2)        N/A            N/A


                                                            AVERAGE ANNUAL TOTAL RETURNS                    CURRENT
                                                            ----------------------------       30-DAY     DISTRIBUTION
                                                             1 YEAR         LIFE OF FUND       YIELD          RATE
                                                             ------         ------------       ------     ------------
INTERNATIONAL GROWTH FUND ("FGF"):
Class A shares with sales charge...........................   -2.70%             5.15%           N/A            N/A
Class A shares without sales charge........................    2.13%             8.40%           N/A            N/A
Class B shares with CDSC...................................   -2.44%             5.40%           N/A            N/A
Class B shares without CDSC................................    1.56%             7.80%           N/A            N/A
Class C shares with CDSC...................................    0.82%(1)          7.98%(1)        N/A            N/A
Class C shares without CDSC................................    1.82%(1)          7.98%(1)        N/A            N/A
Class I shares.............................................    2.31%(2)          8.52%(2)        N/A            N/A


                                                            AVERAGE ANNUAL TOTAL RETURNS                    CURRENT
                                                            ----------------------------       30-DAY     DISTRIBUTION
                                                             1 YEAR         LIFE OF FUND       YIELD          RATE
                                                             ------         ------------       ------     ------------
INTERNATIONAL GROWTH AND INCOME FUND ("FGI"):
Class A shares with sales charge...........................   -2.02%             2.82%          0.26%          0.51%
Class A shares without sales charge........................    2.88%             6.00%           N/A            N/A
Class B shares with CDSC...................................   -1.67%             3.00%           N/A            N/A
Class B shares without CDSC................................    2.33%             5.43%         -0.22%          0.00
Class C shares with CDSC...................................    1.61%(1)          5.61%(1)        N/A            N/A
Class C shares without CDSC................................    2.61%(1)          5.61%(1)      -0.31%          0.80%
Class I shares.............................................    2.88%(2)          6.00%(2)       1.03%           N/A



(1) Class C share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class C shares on June 27, 1996 for FEM and July 1, 1996 for FGF and FGI. Sales charges, expenses and expense ratios, and therefore performance, for Class B and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a lower CDSC (unless the performance quotation does not give effect to the CDSC) than Class B shares. Class C share performance has not, however, been adjusted to reflect differences in operating expenses, which generally are not significantly different from Class B and Class C shares.

(2) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the commencement of offering of Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares. The current distribution rate for Class I shares is calculated by annualizing the last dividend.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

SUB-ADVISER
Foreign & Colonial Management Ltd.
Exchange House
Primrose Street
London EC2A 2NY, United Kingdom

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street, Boston, MA 02116










MFS(R)/FOREIGN & COLONIAL INTERNATIONAL GROWTH FUND
MFS(R)/FOREIGN & COLONIAL INTERNATIONAL GROWTH AND INCOME FUND
MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND

500 BOYLSTON STREET
BOSTON, MA 02116






[MFS LOGO]

                                                                MFC-13-10/96/500

                      [MFS logo]

                      MFS(R)/
                      FOREIGN &
                      COLONIAL
                      INTERNATIONAL
                      FUNDS


[photo of Bogota, Colombia]






                      MFS(R)/                              Annual Report
                      Foreign & Colonial                   for Year Ended
                      Emerging Markets                     May 31, 1997
                      Equity Fund


                      MFS(R)/
                      Foreign & Colonial
                      International Growth
                      and Income Fund


                      MFS(R)/
                      Foreign & Colonial
                      International
                      Growth Fund

Table of Contents

Letter from the Chairman    .......................................      1

MFS(R)/Foreign & Colonial International Funds Overview   ..........      2

Investment Strategies    ..........................................      3

Portfolio Managers' Profiles   ....................................   4, 6

Fund Facts   ......................................................      9

MFS(R)/Foreign & Colonial Emerging Markets Equity Fund
  Performance Summary    ..........................................     10
  Portfolio Concentration   .......................................     12
  Tax Form Summary ................................................     12
  Portfolio of Investments  .......................................     13

MFS(R)/Foreign & Colonial International Growth and Income Fund
  Performance Summary    ..........................................     16
  Portfolio Concentration   .......................................     18
  Tax Form Summary ................................................     18
  Portfolio of Investments  .......................................     19

MFS(R)/Foreign & Colonial International Growth Fund
  Performance Summary    ..........................................     22
  Portfolio Concentration   .......................................     24
  Tax Form Summary ................................................     24
  Portfolio of Investments  .......................................     25

Financial Statements  .............................................     29

Notes to Financial Statements  ....................................     35

Report of Independent Auditors    .................................     42

It's Easy to Contact Us  ..........................................     43

The MFS Family of Funds(R)    .....................................     44

Trustees and Officers .............................................     45



Cover Photo: Bogota, Colombia


Highlights


[bullet] Several emerging-country equity markets are outperforming the strong
         U.S. stock market, as these countries reap the benefits of both their own economic growth and that of developed countries.

[bullet] The renewed strength of the U.S. dollar versus the Japanese yen resulted in a strong performance from Japanese blue-chip stocks, many of which reached all-time highs.

[bullet] Uncertainty over monetary union continued to be a factor in European markets, although some European stocks, such as Volkswagen, performed well as they benefited from restructuring.

[bullet] As of May 31, 1997, assets in the three MFS/F&C funds exceeded $241 million, a 30% increase over the past six months, reflecting a growing interest in international investing.

Letter from the Chairman


[photo of A. Keith Brodkin]

Dear Shareholders:

We are pleased to report that, in their second full year of operation, the MFS/Foreign & Colonial (F&C) International Funds continue to see a steady growth of assets thanks to investors' renewed interest in international securities markets, particularly the increasingly vibrant emerging markets.

     In fact, in what may be one of the biggest investment stories of the past year, some rapidly growing emerging-country equity markets are outperforming the strong U.S. stock market. Many of these countries are not only reaping the benefits of their own economic growth, they are also benefiting from demands for their services and manufactured goods by developed countries. This trend is reflected in the performance of MFS(R)/Foreign & Colonial Emerging Markets Equity Fund, whose performance within this category has been quite favorable.

     Assets for the three MFS/F&C funds have reached over $241 million -- a 30% increase since November 1996. This growing interest in international investing has come in spite of the continuing strength of the U.S. equity market. We regard this as a sign of investors' understanding of the need for diversification across a range of global markets as well as their belief that, in time, the recent trend of underperformance by international markets will begin to reverse itself. Before the recent upsurge in U.S. equities, many overseas markets were outperforming the U.S. market, a situation we expect to see again, particularly as investors continue to seek the world's highest-growth areas.

     We are pleased to report that Arnab Kumar Banerji, chief investment officer of Foreign & Colonial Emerging Markets Ltd. and portfolio manager of MFS/Foreign & Colonial Emerging Markets Equity Fund, has accepted the additional responsibility of chief investment officer of Foreign & Colonial Management Ltd. Dr. Banerji succeeds Tony Thomson, whom we thank for his contribution in helping launch the MFS/F&C funds.

     Also, we would like to remind investors using annuities for their long-term, tax-deferred retirement investing that MFS/Foreign & Colonial Emerging Markets Equity Series, MFS(R)/Foreign & Colonial International Growth and Income Series, and MFS(R)/Foreign & Colonial International Growth Series are available as part of the MFS Regatta Gold(R) annuity.

     This annual report to shareholders covers all three MFS/F&C funds. Each of these funds has varying objectives, which are outlined on page 9 of this report.

     We appreciate your support and welcome any questions or comments you may have.


Respectfully,


/s/A. Keith Brodkin
A. Keith Brodkin
Chairman and President


June 12, 1997

MFS/Foreign & Colonial International Funds Overview


[photo of Arnab Kumar Banerji]



Dear Shareholders:

Liquidity continued to underpin international equity markets over the past year, while disinflationary forces remained in place despite somewhat stronger world economic growth. International markets experienced increased volatility following the interest-rate increase by the U.S. Federal Reserve Board in February, which also caused a setback for the bond markets.

     One of the major events in international markets over this period was the strength of the U.S. dollar versus the Japanese yen. The yen started the year at just under 116 to the dollar and fell to a low of 127 on May 2, 1997, a fall of just under 10%. This weakening resulted in a strong performance from Japanese blue-chip stocks, many of which reached all-time highs. The story in the financial services sector was somewhat different. On top of bad-debt worries, this sector was rocked by the "sokaiya" racketeering scandal at Nomura Securities.

     In continental Europe, uncertainty over European monetary union (EMU) remained. Slow growth in Germany raised the prospect that this key EMU member would have to be creative with its accounting policies in order to meet the Maastricht criteria, allowing weaker members such as Italy to join at the first stage. However, some European stocks such as Volkswagen performed well as restructuring gathered pace. Growth in continental Europe remained weak relative to the United States and the United Kingdom, and there appears to be little need for interest rates to rise in the near term.

     In the United Kingdom, the strength of sterling hit some exporters, resulting in lower profits. The economy remained robust, and interest rates we believe are set to continue their upward trend to offset inflation. The market is likely to experience some volatility following the new Labor Party's first budget, which is expected to detail the proposed windfall tax on privatized utilities.

     As an asset class, emerging markets performed well over the past 12 months, although Southeast Asia severely underperformed Latin America and Eastern Europe. Structural imbalances have led to sharp falls in markets such as Korea and Thailand. On the other hand, markets such as Brazil, Mexico, Russia, and Egypt, driven by significant shifts in their economic policies and relative political stability, have moved smartly higher.


Respectfully,


/s/Arnab Kumar Banerji
Arnab Kumar Banerji
Chief Investment Officer
Foreign & Colonial Management Ltd.

Investment Strategies
MFS/Foreign & Colonial Emerging Markets Equity Fund


[photo of Jeff Chowdhry]
     Jeff Chowdhry


For the 12 months ended May 31, 1997, Class A shares of the Fund provided a total return of 16.43%, Class B shares 15.87%, Class C shares 15.97%, and Class I shares 16.67%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 10.90% return for the Lipper Emerging Markets Funds Index (the Lipper Index) and to a 7.76% return for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index. The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends, while the MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets. It is not possible to invest directly in an index.

     Emerging markets have shown much better performance over the past year after a generally poor performance in 1994 and 1995. The Fund has outperformed the MSCI EMF Index by having above-index weightings in most of Latin America, including Brazil, Mexico, Colombia, and Peru, and below-index weightings in Korea and South Africa. The Fund has outperformed the Lipper Index primarily due to its higher weightings in Brazil, Mexico, Colombia, Russia, Egypt, and Morocco and its lower weightings in Malaysia, Indonesia, Thailand, and the Philippines.

     The Fund remains well diversified at the country level, with major industry weightings in telecommunications, banking, electric utilities, and food and beverages. The largest country weightings are Brazil, Mexico, Hong Kong, and India. Within Asia, we have sold most of our investments in Thailand, Korea, the Philippines, and Indonesia, preferring instead Hong Kong, which is being re-rated upward as the handover to China in mid-1997 approaches. We also remain positive on India due to improving domestic liquidity and falling interest rates. Elsewhere in Asia, we remain cautious, given our concern that structural imbalances in that region's economies may continue to have a negative impact on their stock markets.

     We remain, on the whole, positive on other emerging market countries. Our largest position in Latin America remains in Brazil, where interest rates have been easing steadily and reforms are continuing while the stock market continues to rise on the back of strong earnings growth. We are also positive on the smaller Latin American markets of Colombia and Peru. In Colombia, political worries have overshadowed what we believe are an improving inflation environment and very attractive valuations. In Peru, economic growth is among the best in the region, while valuations remain among the lowest.

     In other emerging markets, Russia, Egypt, Portugal, and Greece deserve special mention. Russia was among the best-performing markets in the world in 1996 and continues to move strongly higher in 1997, primarily due to continued liberalization at the political and company level. The Egyptian economy is the strongest in the Middle East as a result of efforts by the current administration to introduce large-scale privatization of state-run companies. Portugal has demonstrated over the past 12 months that its management of its economy is among the best in western Europe. This has been validated by the MSCI, which recently announced that Portugal's stock market will be in its developed, rather than emerging market, index series beginning in December 1997. Greece is another country that has decided on an accelerated reform program following

MFS/Foreign & Colonial Emerging Markets Equity Fund

the landslide victory by Prime Minister Simitis in September last year, which has led to inflation and interest rates. Having been cautious on the South African stock market for most of the past year, we are now seeing some value there following the sharp fall of the rand and the likely peaking in inflation and interest rates.

     Looking forward, we would expect to build up positions in South Africa and will be monitoring our underweighted position in Asia very closely for signs of a turn. Our positive stance toward Latin America is likely to be maintained, although some trimming back of positions may be appropriate later this year.


Respectfully,


/s/Arnab Kumar Banerji      /s/Jeff Chowdhry
Arnab Kumar Banerji         Jeff Chowdhry
Portfolio Manager           Portfolio Manager


Portfolio Managers' Profiles

Arnab Kumar Banerji is Chief Investment Officer of Foreign & Colonial Management Ltd. Dr. Banerji earned degrees in physiology and medicine from Oxford University before entering the investment management business with J. Henry Schroder Wagg in London. He left that firm to become a research analyst and later director of Nomura Securities before moving to Citibank Global Asset Management to set up their Emerging Markets operation, which he headed until 1993, when he joined Foreign & Colonial.

 Jeff Chowdhry is a Director and Global Funds Manager of Foreign & Colonial Emerging Markets Ltd. Mr. Chowdhry joined Foreign & Colonial in 1994 from BZW Investment Management in London, where he was a Director in the Emerging Markets Division. Mr. Chowdhry is a graduate of Brunel University and has a Master of Business Administration degree from Kingston Business School.

MFS/Foreign & Colonial International Growth and Income Fund

[photo of June Scott]
     June Scott

For the 12 months ended May 31, 1997, Class A shares of the Fund provided a total return of 2.88%, Class B shares 2.33%, Class C shares 2.61%, and Class I shares 2.88%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 15.56% return for the Lipper International Funds Index and to a 6.24% return for a blend (70% and 30%) of the unmanaged MSCI EAFE (Europe, Australia, Far East) Index and the J.P. Morgan Global Bond Index (the Morgan Index). The EAFE Index is an unmanaged index of international stocks, while the Morgan Index is an unmanaged index of bonds issued from 13 countries with remaining maturities of at least one year.

     The major feature in international markets over the past year was the strength of the dollar, particularly against the Japanese yen, the German mark, and the French franc. In January, half of the yen exposure and three-quarters of the mark and franc exposures were hedged into dollars. Stronger growth in the United States, weakness in the Japanese economy, and uncertainties in Europe concerning EMU supported a stronger dollar, and we expect this dollar strength to continue.

[photo of Ian K. Wright]
    Ian K. Wright

     The performance of Japanese equities during this period was a good illustration of the current three-tier market: the international "nifty fifty" blue chips such as Canon and TDK, which outperformed the market; the heavily sold-off cyclicals; and the underperforming financial services sector. Japanese blue-chip stocks were the main beneficiaries of the weak Japanese currency, with many reaching all-time highs. The Fund held several of these stocks and benefited from this upswing. Going forward, we expect the "nifty fifty" stocks to continue to do well.

     The U.K. market performed well, and sterling remained strong despite the prospect of a left-wing victory in the general election. Economic growth was strong, and the interest-rate cycle has turned. However, companies with high overseas earnings are beginning to feel the effects of the strong currency, and profit warnings are starting to come through. We believe that the portfolio should benefit from the mini-consumer boom likely to be generated by the windfalls resulting from the public offerings of several building societies (savings and loans). However, the market is likely to experience some uncertainty following Labor's first budget in July.

[photo of Richard O. Hawkins]
      Richard O. Hawkins

     Economic growth and the equity markets in continental Europe continued to be affected by fiscal restraint as member states struggled to meet the Maastricht criteria. In France, an unexpected general election was called for late May/early June. This was a gamble by the French President, Jacques Chirac, in the vain hope that a right-wing government would be returned with a sufficient majority to push through the economic policies necessary for monetary union. In Germany, a row erupted between the government and the Bundesbank over revaluation of gold reserves that might be used to reduce the budget deficit. This led to accusations of financial dishonesty and increased the chance that some of the weaker European countries, such as Italy, would be included in the first round of EMU. The outlook for Europe remains uncertain, with political upheavals, high unemployment, and EMU concerns on the horizon.
     Asian markets have shown a mixed performance over the past year. Hong Kong has performed well due to positive sentiment over the imminent handover to China. Other markets, however, have not performed as well due to worries over high valuation levels.

MFS/Foreign & Colonial International Growth and Income Fund

     The fixed-income portion of the Fund reflects a neutral weighting among Europe, Japan, the United States, and the other dollar-bloc countries. U.S. interest rates appear increasingly attractive from a global perspective. Hence, we anticipate increasing the weighting in the dollar bloc relative to Europe once the pickup in core European growth is confirmed and the U.S. market adjusts to the Federal Reserve Board's tighter policy. In the meantime, we are maintaining a defensive posture with respect to duration, or interest-rate sensitivity, in both the dollar bloc and Europe.
     The Fund remains overweighted in Australian bonds because we believe current yield spreads reflect undue fears of a rate hike. Within Europe, several potential developments suggest possible opportunities: the return of the single-currency theme to the market, which would help potential entrants such as Ireland and Spain; the likelihood of interest-rate cuts in Italy, Spain, and possibly Sweden; and a more attractive U.K. market following the election and moderate interest-rate hikes. Despite extremely low absolute yields, the Japanese bond market should be well supported by accommodative monetary policy and domestic institutional flows. Although some of the forces pushing the dollar up are waning, we believe it should remain firm due to capital inflows induced by favorable interest rates and moderate growth.


Respectfully,


/s/June Scott         /s/Ian K. Wright          /s/Richard O. Hawkins
June Scott            Ian K. Wright             Richard O. Hawkins
Portfolio Manager     Portfolio Manager         Portfolio Manager


Portfolio Managers' Profiles

June Scott is a Global Funds Manager of Foreign & Colonial Management Ltd. A graduate of London Guildhall University, Ms. Scott joined Foreign & Colonial in 1995 after completing her M.B.A. at the London Business School. Ms. Scott worked previously as a Quantitative Portfolio Analyst in the Equity Research Group at J.P. Morgan Investment Management in London.

 Ian K. Wright is a Director of Foreign & Colonial Management Ltd. Mr. Wright joined Foreign & Colonial in 1981. He heads up Foreign & Colonial's Japanese equity investment team and is the manager of the Foreign & Colonial Pacific Investment Trust. He is a graduate of the University of Southampton and is an Associate of the Institute of Actuaries.

 Richard O. Hawkins joined MFS in 1988 as Assistant Vice President - Investments. A graduate of Brown University and the University of Pennsylvania's Wharton Graduate School of Business Administration, he was named Vice President - Investments in 1991 and Senior Vice President in 1993. On January 1, 1996, Mr. Hawkins became Director of the International Fixed Income Department of MFS.

MFS/Foreign & Colonial International Growth Fund

For the 12 months ended May 31, 1997, Class A shares of the Fund provided a total return of 2.13%, Class B shares 1.56%, Class C shares 1.82%, and Class I shares 2.31%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 15.56% return for the Lipper International Funds Index and to a 7.88% return for the unmanaged MSCI EAFE Index.

     The Fund's exposure to smaller companies was reduced over the past 12 months, from 45% of assets to just over 30%. The money raised from this asset-allocation shift was reinvested into blue-chip stocks. With liquidity driving equity markets and deregulation and restructuring gathering pace, we felt that blue chips would benefit more than smaller companies. Investors tend to focus on larger, more liquid stocks when trying to invest large sums of money, and restructuring tends to benefit larger companies with more room to cut costs. During January, half of the Japanese yen exposure and three-quarters of the German mark and French franc exposures were hedged into U.S. dollars. Stronger growth in the United States, weakness in the Japanese economy, and uncertainties in Europe concerning EMU all supported a strong dollar.

     The Fund's weighting in Japan is similar to that of other funds in its Lipper universe. Japanese blue-chip stocks with overseas exposure such as Canon and TDK, both held in the Fund, continue to set all-time highs due to the yen's weakness. The Fund's weighting in smaller Japanese companies has been reduced. These companies continue to suffer from weak investor sentiment and, being domestically oriented, have failed to benefit from the weak currency.

     In the United Kingdom, we believe economic fundamentals remain strong, although interest rates will almost certainly have to rise in the second or third quarter in order to head off inflation. This, together with uncertainties regarding the new government, the impact of a strong sterling on corporate earnings, and volatility in the European and U.S. markets, may impact equities in the short term. One of the best-performing sectors in the U.K. market has been the banking sector. The Fund owns shares in Lloyds Bank, which is a quality company with the fastest earnings growth in the sector and one of the most profitable banks in the world. This stock is also benefiting from the technical squeeze in the banking sector as index funds scramble to increase their weightings in banks ahead of the public offerings of several building societies (savings and loans).

     Within continental Europe, growth remains weak relative to the United States and the United Kingdom, and we see little need for interest rates to rise in the near term. Worries over EMU continue, with the major concern being whether or not it can proceed on time and in what form. Meanwhile, corporate restructuring in Germany is beginning to gather pace. Volkswagen, a company held in the Fund, has re-engineered its manufacturing process and can now produce its main model, the VW Golf, in 17 hours, compared with the 34 hours it used to take. All Volkswagen models are now produced from only four platforms, which has significantly reduced costs.

MFS/Foreign & Colonial International Growth Fund

     The Fund continues to have a sizable exposure to emerging markets, with a tilt toward Latin America. Brazil is our favored market due to falling inflation rates and structural changes in the telecommunications sector, in which Telebras is a core holding. The Fund has also benefited from its exposure to Eastern Europe, where the Russian economy, in particular, has moved sharply upwards.


Respectfully,


/s/June Scott          /s/Ian K. Wright
June Scott             Ian K. Wright
Portfolio Manager      Portfolio Manager

Fund Facts

MFS/Foreign & Colonial Emerging Markets Equity Fund

Strategy:                The investment objective of Emerging Markets Equity
                         Fund is capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are located in emerging market countries.

Commencement of
investment operations:   Class A: October 24, 1995
                         Class B:  October 24, 1995
                         Class C:  June 27, 1996
                         Class I:  January 2, 1997
Size:                    $91.5 million net assets as of May 31, 1997

MFS/Foreign & Colonial International Growth and Income Fund


Strategy:                The investment objective of International Growth and
                         Income Fund is capital appreciation and current income.
                         The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are outside the United
                         States.

Commencement of
investment operations:   Class A: October 24, 1995
                         Class B:  October 24, 1995
                         Class C:  July 1, 1996
                         Class I:  January 2, 1997
Size:                    $29.4 million net assets as of May 31, 1997

MFS/Foreign & Colonial International Growth Fund


Strategy:                The investment objective of International Growth Fund
                         is capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are outside the United States and which are growing at rates expected to be well above the growth rate of the overall U.S. economy.

Commencement of
investment operations:   Class A: October 24, 1995
                         Class B:  October 24, 1995
                         Class C:  July 1, 1996
                         Class I:  January 2, 1997
Size:                    $122.2 million net assets as of May 31, 1997

Performance Summary
MFS/Foreign & Colonial Emerging Markets Equity Fund

The information below illustrates the historical performance of MFS/Foreign & Colonial Emerging Markets Equity Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest directly in an index.

[TABULAR REPRESENTATION OF LINE CHART]

Growth of a Hypothetical $10,000 Investment
(For the period from November 1, 1995, through May 31, 1997)

                                         MFS/F&C Emerging
              Lipper Emerging        Markets Equity Fund --       Consumer Price       MSCI EMF
            Markets Funds Index             Class A                Index -- U.S.        Index
            -------------------      ----------------------       --------------       ---------
11/1/95            10000                     9524                     10000              10000
5/31/96            11281                    10499                     10214              10847
5/31/97            13999                    12224                     10465              11456


Average Annual Total Returns as of May 31, 1997                                 1 Year   Life of Fund*
------------------------------------------------------------------------------------------------------
MFS/F&C Emerging Markets Equity Fund (Class A) including 4.75% sales charge
 (SEC results)                                                                  +10.92%     +13.35%
------------------------------------------------------------------------------------------------------
MFS/F&C Emerging Markets Equity Fund (Class A) at net asset value               +16.43%     +16.85%
------------------------------------------------------------------------------------------------------
MFS/F&C Emerging Markets Equity Fund (Class B) with CDSC (SEC results)          +11.87%     +13.95%
------------------------------------------------------------------------------------------------------
MFS/F&C Emerging Markets Equity Fund (Class B) at net asset value               +15.87%     +16.24%
------------------------------------------------------------------------------------------------------
MFS/F&C Emerging Markets Equity Fund (Class C) with CDSC (SEC results)          +14.96%     +16.30%
------------------------------------------------------------------------------------------------------
MFS/F&C Emerging Markets Equity Fund (Class C) at net asset value               +15.97%     +16.30%
------------------------------------------------------------------------------------------------------
MFS/F&C Emerging Markets Equity Fund (Class I) at net asset value               +16.67%     +17.00%
------------------------------------------------------------------------------------------------------
MSCI EMF Index+                                                                 + 7.76%     + 8.87%
------------------------------------------------------------------------------------------------------
Lipper Emerging Markets Funds Index++                                           +10.90%     +16.30%
------------------------------------------------------------------------------------------------------
Consumer Price Index**+                                                         + 2.47%     + 2.88%
------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1997.

 +Source: CDA/Wiesenberger.

++Source: Lipper Analytical Services.

**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class C shares. Operating expenses attributable to Class C shares are not significantly different than those of Class B shares. The Class B share performance included in the Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

Portfolio Concentration as of May 31, 1997
MFS/Foreign & Colonial Emerging Markets Equity Fund

Country Weightings (% of Net Assets)


[TABULAR REPRESENTATION OF PIE CHART]

Other                 36.6%
Brazil                14.0%
Mexico                10.0%
Hong Kong              6.9%
India                  6.2%
South Africa           5.5%
Portugal               4.6%
Russia                 4.5%
Greece                 4.0%
Argentina              4.0%
Egypt                  3.7%

For a more complete breakdown, refer to the Portfolio of Investments.

Top 5 Industry Weightings           (% of Net Assets)
Communications                           18.9%
Banking                                  14.6%
Electricity, Gas, or Sanitation          11.3%
Food and Kindred Products                 7.4%
Petroleum Refining                        5.8%



Top 10 Holdings

Telecomunicacoes Brasileiras
Brazilian telecommunications company

Petroleo Brasileiro
Brazilian petroleum and natural
gas company

Taipei Fund
Closed-end Taiwan country fund

Telefonos de Mexico
Mexican telecommunications company

Compania Anonima Nacional Telefonos
de Venezuela
Venezuelan telecommunications company

Cheung Kong
Hong Kong property development
and investment company

Portugal Telecom
Portuguese telecommunications company

Credicorp Ltd.
Peruvian bank holding company

Swire Pacific
Diversif ied Hong Kong trading, property, and manufacturing company

Hindustan Lever
Indian cosmetics and toiletries company


Portfolio Structure     (% of Net Assets)
Stocks                       95.1%
Cash                          4.9%


Tax Form Summary
In January 1998, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1997.

Foreign Tax Credit
The Fund is estimated to have derived approximately 84% of its ordinary income from dividends paid by foreign companies, and to have paid foreign taxes equivalent to approximately 5.2% of its ordinary income.

Portfolio of Investments - May 31, 1997
MFS/Foreign & Colonial Emerging Markets Equity Fund

Stocks - 95.1%
-------------------------------------------------------------------------
Issuer                                               Shares         Value
-------------------------------------------------------------------------
Argentina - 4.0%
  Banco de Galicia y Buenos Aires S.A. de
    C.V., ADR (Banks and Credit Cos.)                15,016   $   394,170
  Perez Companc S.A. (Oils)                          89,308       683,548
  Siderar S.A.I.C., ADR (Steel)*##                   11,900       401,625
  Telecom Argentina S.A.
    (Telecommunications)                              7,450       397,644
  Telefonica de Argentina, ADR
    (Utilities - Telephone)                           9,850       357,063
  Transportadora de Gas del Sur, S.A.
    (Pipelines)                                      31,300       395,162
  YPF Sociedad Anonima, ADR (Oils)                   33,200       996,000
                                                             ------------
                                                              $ 3,625,212
-------------------------------------------------------------------------
Brazil - 15.3%
  Ing Baring Financial Products (Finance)             7,530   $ 1,030,047
  Aracruz Celulos S.A. (Paper Products)             277,000       564,197
  Banco Bradesco S.A., Preferred (Banks and
    Credit Cos.)                                 57,000,000       454,807
  Centrais Eletricas Brasileiras, ADR
    (Utilities - Electric)                           50,050     1,176,175
  Centrais Eletricas Brasileiras S.A. -
    Eletrobras, Preferred, "B"
    (Utilities - Electric)                          950,000       467,766
  Cia Cervejaria Brahma, Preferred
    (Beverages)                                     965,000       700,556
  Cia Vale Rio Doce (Diversified Minerals)           24,000             0
  Cia Vale Rio Doce, Preferred (Diversified
    Minerals)                                        24,000       530,319
  Companhia Energetica S.A., ADR
    (Utilities - Electric)                            8,700       386,062
  Companhia Paranaense de Energia -
    COPEL "B", Preferred (Electrical)                38,800       572,774
  Itausa Investimentos Itau S.A.
    (Conglomerate)                                  450,000       374,194
  Petroleo Brasileiro S.A., Preferred (Oils)     10,400,000     2,487,527
  Telebras (Telecommunications)                   7,000,000       965,991
  Telecomunicacoes Brasileiras S.A., ADR
    (Utilities - Telephone)                          29,650     4,062,050
  Usinas Siderurgicas de Minas Gerais S.A.,
    ADR, Preferred (Iron/Steel)                      16,300       179,300
                                                             ------------
                                                              $13,951,765
-------------------------------------------------------------------------
Canada - 0.6%
  Super Sol Ltd. (Supermarkets)                     155,550   $   515,015
-------------------------------------------------------------------------
Chile - 0.9%
  Compania de Telecom de Chile
    (Telecommunications)                             24,692   $   845,701
-------------------------------------------------------------------------
China - 2.0%
  Huaneng Power International, Inc., ADR
    (Utilities - Electric)                           40,850   $   980,400
  Qingling Motors Co. "H" (Automotive)              938,000       520,573
  Yizheng Chemical Fibre Co. Ltd. (Textiles)      1,686,000       330,759
                                                             ------------
                                                                1,831,732
-------------------------------------------------------------------------

Stocks - continued
-------------------------------------------------------------------------
Issuer                                               Shares         Value
-------------------------------------------------------------------------
Colombia - 3.2%
  Banco Ganadero S.A., ADR (Banks and
    Credit Cos.)                                     26,700   $ 1,021,275
  Banco Industrial Colombiano, ADR
    (Banks and Credit Cos.)                          55,450       977,306
  Cementos Diamante S.A., ADR
    (Construction)##                                 59,900       943,425
                                                             ------------
                                                              $ 2,942,006
-------------------------------------------------------------------------
Egypt - 3.6%
  Commercial International Bank (Banks and
    Credit Cos.)##                                   11,765   $   229,417
  Nasar City For Housing (Housing
    Development)                                      8,150     1,124,137
  North Cairo Mills (Food)                           11,700       557,480
  Suez Cement Co., GDR (Construction)*##             64,185     1,177,795
  Torah For Cement (Construction)                     7,935       201,334
                                                             ------------
                                                              $ 3,290,163
-------------------------------------------------------------------------
Greece - 4.0%
  Attica Enterprises (Transportation)                25,000   $   224,812
  Ergo Bank (Banks and Credit Cos.)                  14,800     1,045,696
  Hellenic Telecommunication Organization
    S.A. (Telecommunications)                        37,300       930,960
  Intracom (Telecommunications)                      15,300       745,766
  Titan Cement Co (Building Materials)                7,500       749,037
                                                             ------------
                                                              $ 3,696,271
-------------------------------------------------------------------------
Hong Kong - 7.2%
  Bank of East Asia Ltd. (Banks and Credit
    Cos.)                                           234,400   $   853,134
  Cheung Kong Holdings Ltd. (Real Estate)           141,000     1,442,211
  Citic Pacific Ltd. (Conglomerate)                  52,000       297,315
  Hong Kong & China Gas Ltd. (Oil and
    Gas)                                            414,000       721,347
  New World Development Co.
    (Real Estate)                                   147,000       933,454
  Swire Pacific Air Ltd., "A"
    (Transportation)                                150,500     1,262,584
  Wharf Holdings Ltd. (Real Estate)                 183,000       819,579
  Zhenhai Refining and Chemical Co., Ltd.
    (Oils)                                          515,000       212,700
                                                             ------------
                                                              $ 6,542,324
-------------------------------------------------------------------------
Hungary - 2.1%
  Borsodchem Rt (Chemicals)                          11,050   $   404,917
  Mol Magyar Olaj Es Gazipari Rt (Oils)##            18,400       340,400
  Pannonplast Muanuagipari (Chemicals)                8,330       409,803
  Richter Gedeon Veg (Medical)                        8,840       734,894
                                                             ------------
                                                              $ 1,890,014
-------------------------------------------------------------------------
India - 6.2%
  Bajaj Auto Ltd. (Automotive)                          300   $     7,240
  East India Hotels (Lodging)                        25,300       291,991
  Eih Ltd. (Consumer Goods and Services)             12,700       146,573
  Hindustan Lever Ltd. (Consumer Goods
    and Services)                                    39,000     1,217,112

------------------------------------------------------------------------------
Issuer                                                    Shares         Value
------------------------------------------------------------------------------
India - continued
  Hindustan Petroleum Corp. Ltd.
    (Oil and Gas)                                         55,000   $   655,935
  Industrial Development Bank of India Ltd.
    (Banks and Credit Cos.)                              170,000       436,660
  Mahanagar Telephone Nigam Ltd.
    (Telecommunications)                                 114,000       911,170
  State Bank of India (Banks and
    Credit Cos.)                                          91,000       781,474
  Tata Engineering and Locomotive Co. Ltd.
    (Automotive)                                             270         2,986
  Tata Steel (Steel)                                     100,000       483,622
  Videsh Sanchar Nigam Ltd., GDR
    (Telecommunications)##                                36,120       744,072
                                                                  ------------
                                                                   $ 5,678,835
------------------------------------------------------------------------------
Israel - 2.2%
  Israel Chemicals Ltd. (Chemicals)                      400,000   $   490,626
  Makhteshim Chemical Works Ltd.
    (Chemicals)*                                          81,442       527,294
  NICE Systems Ltd., ADR
    (Telecommunications)                                   8,850       269,925
  Tadiran Telecommunications Ltd.
    (Telecommunications)                                  22,250       403,281
  Teva Pharmaceutical Industries Ltd., ADR
    (Pharmaceuticals)                                      5,850       351,000
                                                                  ------------
                                                                   $ 2,042,126
------------------------------------------------------------------------------
Malaysia - 3.1%
  DCB Holdings Berhad (Finance)                          120,000   $   386,866
  Malayan Banking Berhad (Finance)                        82,600       871,204
  Petronas Gas Berhad (Oil and Gas)*##                   150,000       543,283
  Resorts World Berhad (Entertainment)                    63,000       210,627
  Tenaga Nasional Berhad
    (Utilities - Electric)                               180,000       823,881
                                                                  ------------
                                                                   $ 2,835,861
------------------------------------------------------------------------------
Mauritius - 2.1%
  Mauritius Commercial Bank (Banks and
    Credit Cos.)                                         130,000   $   564,247
  New Mauritius Hotels (Lodging)                         170,000       302,649
  Rogers & Co. Ltd. (Finance)                             90,000       434,772
  State Bank Mauritius (Banks and Credit
    Cos.)                                              1,150,000       648,602
                                                                  ------------
                                                                   $ 1,950,270
------------------------------------------------------------------------------
Mexico - 10.0%
  Apasco S.A. (Building Materials)                        56,000   $   366,018
  Cemex S.A., "B" (Construction)                         175,000       654,867
  Cifra S.A. de C.V. (Consumer Goods and
    Services)                                            400,000       685,714
  Corporacion GEO S.A. de C.V.
    (Housing)##                                           22,500       455,625
  Desc S.A. de C.V. (Special Products and
    Services)                                             64,000       436,915
  Empresas ICA Sociedad Controladora S.A.,
    ADR (Special Products and Services)                   26,400       382,800


Stocks - continued
------------------------------------------------------------------------------
Issuer                                                    Shares         Value
------------------------------------------------------------------------------
Mexico - continued
  Fomento Economico Mexicano S.A., "B"
    (Beverages)                                           84,376   $   448,014
  Gruma S.A. (Food Products)                             245,493     1,163,842
  Grupo Carso, "A1" (Conglomerate)                        80,201       455,250
  Grupo Financiero Banamex, "B" (Finance)                127,000       274,872
  Grupo Financiero Inbursa S.A. de C.V. (Finance)          2,798         9,710
  Hylsamex S.A. de C.V. (Steel)                          133,000       643,982
  Kimberly-Clark de Mexico S.A. de C.V.
    (Forest and Paper Products)                           70,000       242,478
  Telefonos de Mexico S.A. (Utilities - Telephone)     1,011,000     2,246,951
  Tubos de Acero de Mexico S.A. (Steel)*                  38,678       680,655
                                                                  ------------
                                                                   $ 9,147,693
------------------------------------------------------------------------------
Morocco - 2.5%
  Banque Marocaine du Commerce (Banks
    and Credit Cos.)                                      12,500   $   744,901
  Brasserica du Maroc (Consumer Goods and
    Services)                                              2,100       366,953
  Credit Eqdom (Financial Institutions)                    2,182       220,657
  ONA S.A. (Conglomerate)                                  6,600       534,226
  Societe Nationale d'Investissement
    (Conglomerate)                                         5,600       416,401
                                                                  ------------
                                                                   $ 2,283,138
------------------------------------------------------------------------------
Pakistan - 1.6%
  Hub Power Co. Ltd., GDR
    (Utilities - Electric)*                               40,200   $   928,620
  Pakistan Telecommunications Corp., GDR
    (Utilities - Telephone)                                8,950       554,900
                                                                  ------------
                                                                   $ 1,483,520
------------------------------------------------------------------------------
Peru - 3.7%
  Alicorp S.A. (Consumer Goods and Services)             185,000   $   322,343
  Compania de Minas Buenaventura S.A.
    (Mining)                                              66,640       613,098
  CPT Telefonica del Peru S.A., "B"
    (Utilities - Telephone)                              449,870     1,152,127
  Credicorp Ltd. Holding Co. (Banks and
    Credit Cos.)                                          58,584     1,325,463
                                                                  ------------
                                                                   $ 3,413,031
------------------------------------------------------------------------------
Poland - 3.0%
  Agros Holding S.A. (Food Products)                       9,900   $   266,063
  Bank Slaski S.A. w Katowicach (Banks and
    Credit Cos.)                                           3,800       296,875
  Bydgoska Fabryka Kabli S.A.
    (Electrical Equipment)                                46,375       347,812
  Elektrim Spolka Akcyjna S.A.
    (Electrical Equipment)                                70,300       628,306
  Exbud S.A. (Construction)                               20,000       218,125
  Stomil Olsztyn S.A. (Tires and Rubber)                  26,500       331,250
  Wedel S.A. (Food)                                        7,000       428,750
  Zywiec (Brewery)                                         4,000       224,375
                                                                  ------------
                                                                   $ 2,741,556
------------------------------------------------------------------------------

-----------------------------------------------------------------------
Issuer                                             Shares         Value
-----------------------------------------------------------------------
Portugal - 4.6%
  Banco Espirito Santo e Comercial de
    Lisboa S.A. (Banks and Credit Cos.)            45,289   $   938,822
  Cimentos de Portugal S.A.
    (Building Materials)                           31,526       693,499
  Jeronimo Martins & Filho S.A. (Retail)            6,200       421,471
  Portugal Telecom S.A.
    (Utilities - Telephone)                        36,042     1,383,871
  Sonae Investimentos-Sociedade Gestora de
    Participacoes Sociais, S.A. (Finance)           3,000       112,635
  Telecel - Comunicacaoes Pessoais S.A.
    (Cellular Telephones)                           8,246       633,848
                                                           ------------
                                                            $ 4,184,146
-----------------------------------------------------------------------
Russia - 3.3%
  Lukoil Oil Co., ADR (Oils)                       18,100   $ 1,079,212
  Mosenergo, ADR (Utilities - Electric)##          14,410       544,698
  Rostelecom (Telecommunications)##                    20       758,000
  Surgutneftegaz (Oil and Gas)                     15,400       656,425
                                                           ------------
                                                            $ 3,038,335
-----------------------------------------------------------------------
South Africa - 5.5%
  Anglo American Corp. of South Africa
    Ltd. (Mining)                                   8,000   $   468,428
  De Beers Centenary AG (Diamonds -
    Precious Stones)                               29,000     1,016,234
  Liberty Life Association of Africa Ltd.
    (Insurance)                                    28,000       783,699
  Nedcor Ltd. (Financial Services)                 38,964       759,039


Stocks - continued
-----------------------------------------------------------------------
Issuer                                             Shares         Value
-----------------------------------------------------------------------
South Africa - continued
  Sappi (Paper Products)                           30,000   $   275,414
  Sasol Ltd. (Oils)                                62,700       768,658
  South African Breweries Ltd. (Brewery)           35,000       983,542
                                                           ------------
                                                            $ 5,055,014
-----------------------------------------------------------------------
Taiwan - 2.5%
  Taipei Fund (Finance)                               207   $ 2,256,300
-----------------------------------------------------------------------
Turkey - 0.2%
  Adana Cimento (Building Materials)            3,257,000   $   214,656
-----------------------------------------------------------------------
Venezuela - 1.7%
  Compania Anonima Nacional Telefonos de
    Venezuela, ADR (Telecommunications)*           43,000   $ 1,596,375
-----------------------------------------------------------------------
Total Stocks (Identified Cost, $73,539,525)                 $87,051,059
-----------------------------------------------------------------------

Short-Term Obligations - 3.1%
-----------------------------------------------------------------------
                                         Principal Amount
Issuer                                      (000 Omitted)         Value
-----------------------------------------------------------------------
  Student Loan Marketing Assn., due
    6/24/97                                        $1,750   $ 1,743,963
  General Electric Capital Corp., due
    6/02/97                                         1,060     1,059,835
-----------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost             $ 2,803,798
-----------------------------------------------------------------------
Total Investments (Identified Cost, $76,343,323)            $89,854,857
Other Assets, Less Liabilities - 1.8%                         1,662,782
-----------------------------------------------------------------------
Net Assets - 100.0%                                         $91,517,639
-----------------------------------------------------------------------

See portfolio footnotes and notes to financial statements

Performance Summary
MFS/Foreign & Colonial International Growth and Income Fund

The information below illustrates the historical performance of MFS/Foreign & Colonial International Growth and Income Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest directly in an index.


[TABULAR REPRESENTATION OF LINE CHART]

Growth of a Hypothetical $10,000 Investment
(For the period from November 1, 1995, through May 31, 1997)


                                    MFS/F&C International                         70% MSCI EAFE/30%
            Lipper International      Growth and Income        Consumer Price     J.P. Morgan Global
                Funds Index            Fund -- Class A          Index -- U.S.         Bond Index
            --------------------    --------------------       --------------     ------------------
11/1/95          10000                       9524                   10000                10000
5/31/96          11067                      10162                   10214                10794
5/31/97          12940                      10455                   10465                11468



Average Annual Total Returns as of May 31, 1997                                  1 Year   Life of Fund*
-------------------------------------------------------------------------------------------------------
MFS/F&C International Growth and Income Fund (Class A) including 4.75% sales
 charge (SEC results)                                                            - 2.02%       +2.82%
-------------------------------------------------------------------------------------------------------
MFS/F&C International Growth and Income Fund (Class A) at net asset value        + 2.88%       +6.00%
-------------------------------------------------------------------------------------------------------
MFS/F&C International Growth and Income Fund (Class B) with CDSC (SEC results)   - 1.67%       +3.00%
-------------------------------------------------------------------------------------------------------
MFS/F&C International Growth and Income Fund (Class B) at net asset value        + 2.33%       +5.43%
-------------------------------------------------------------------------------------------------------
MFS/F&C International Growth and Income Fund (Class C) with CDSC (SEC results)   + 1.61%       +5.61%
-------------------------------------------------------------------------------------------------------
MFS/F&C International Growth and Income Fund (Class C) at net asset value        + 2.61%       +5.61%
-------------------------------------------------------------------------------------------------------
MFS/F&C International Growth and Income Fund (Class I) at net asset value        + 2.88%       +6.00%
-------------------------------------------------------------------------------------------------------
70% MSCI EAFE/30% J.P. Morgan Global Bond Index+                                 + 6.24%       +9.03%
-------------------------------------------------------------------------------------------------------
Lipper International Funds Index+                                                +15.56%       +17.68%
-------------------------------------------------------------------------------------------------------
Consumer Price Index**++                                                         + 2.47%       +2.88%
-------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1997.

 +Source: Lipper Analytical Services.

**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

++Source: CDA/Wiesenberger.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class C shares. Operating expenses attributable to Class C shares are not significantly different than those of Class B shares. The Class B share performance included in the Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

Portfolio Concentration as of May 31, 1997
MFS/Foreign & Colonial International Growth and Income Fund

Country Weightings (% of Net Assets)

[TABULAR REPRESENTATION OF PIE CHART]

Other             26.1%
Japan             21.7%
United Kingdom    14.8%
France             7.1%
Germany            6.6%
Hong Kong          6.4%
Switzerland        5.2%
Netherlands        5.1%
Sweden             3.0%
Australia          2.0%
Spain              2.0%

For a more complete breakdown, refer to the Portfolio of Investments.


Top 5 Industry Weightings       (% of Net Assets)
Electronics and Electricals          12.8%
Banks, Retail                         9.1%
Telecommunications                    6.8%
Pharmaceuticals                       5.5%
Engineering                           4.7%


Top 10 Holdings

Canon Inc.
Japanese off ice equipment and imaging company

Pioneer Electronics Corp.
Japanese electronics company

Omron Corp.
Japanese electronic-control manufacturer

DDI Corp.
Japanese telecommunications company

HSBC Holdings
British banking and financial services company

Ricoh Company
Japanese off ice and business equipment company

Kyocera Corp.
Japanese component manufacturer

Roche Holdings
Swiss pharmaceutical company

Cheung Kong
Hong Kong property development and investment company

Inchcape PLC
U.K. car distributor and trading company


Portfolio Structure     (% of Net Assets)
Stocks                       80.8%
Bonds                        13.2%
Cash                          6.0%


Tax Form Summary
In January 1998, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1997.

Foreign Tax Credit
The Fund is estimated to have derived approximately 87% of its ordinary income from dividends paid by foreign companies, and to have paid foreign taxes equivalent to approximately 6.3% of its ordinary income.

Portfolio of Investments - May 31, 1997
MFS/Foreign & Colonial International Growth and Income Fund

Stocks - 80.8%
-------------------------------------------------------------------------
Issuer                                               Shares         Value
-------------------------------------------------------------------------
Australia - 2.0%
  Capral Aluminum Ltd. (Metals)                      81,700   $   295,325
  Western Mining (Holding Company)                   47,400       306,247
                                                             ------------
                                                              $   601,572
-------------------------------------------------------------------------
Austria - 0.9%
  OMV AG (Oil and Gas)                                2,100   $   266,469
-------------------------------------------------------------------------
Belgium - 0.9%
  Generale de Banque (Finance)                          690   $   272,752
-------------------------------------------------------------------------
France - 7.1%
  Accor (Lodging)                                     1,720   $   239,013
  Compagnie de St. Gobain (Building Materials)        1,960       271,343
  Dexia France (Finance)                              2,930       274,322
  Eaux (Cie Generale) (Utilities - Water)             1,430       176,359
  Lafarge S.A., Bearer Shares (Building
    Materials)                                        4,000       256,383
  Legrand, Preference Shares (Electrical
    Equipment)                                        1,400       159,528
  Michelin, "B" (Tires)                               3,700       202,642
  Societe Nationale Elf Aquitaine (Oils)              2,700       270,610
  TOTAL S.A., "B" (Oils)*                             2,560       234,789
                                                             ------------
                                                              $ 2,084,989
-------------------------------------------------------------------------
Germany - 6.6%
  Bayer AG (Chemicals)                                9,100   $   353,489
  Deutsche Bank AG (Banks)                            4,030       223,771
  Deutsche Telekom AG (Utilities - Telephone)        14,960       332,444
  Mannesmann AG (Diversified Machinery)                 550       223,805
  Siemens AG (Electrical Equipment)                   4,800       271,114
  VEBA AG (Oil and Gas)                               4,700       266,209
  Volkswagen AG (Automotive)                            420       271,873
                                                             ------------
                                                              $ 1,942,705
-------------------------------------------------------------------------
Hong Kong - 6.4%
  Cheung Kong Holdings Ltd. (Real Estate)            41,000   $   419,366
  Hong Kong Electric Holdings Ltd.
    (Utilities - Electric)                           47,000       169,244
  HSBC Holdings PLC (Finance)                        15,600       473,154
  New World Development Co. (Real Estate)            32,000       203,201
  Swire Pacific Air Ltd., "A" (Transportation)       45,000       377,517
  Wharf Holdings Ltd. (Real Estate)                  51,000       228,407
                                                             ------------
                                                              $ 1,870,889
-------------------------------------------------------------------------
Italy - 1.5%
  Telecom Italia Mobile S.p.A. (Cellular
    Telecommunications)                              89,580   $   263,439
  Telecom Italia S.p.A. (Telecommunications
    Services)                                        60,750       167,692
                                                             ------------
                                                              $   431,131
-------------------------------------------------------------------------

Stocks -continued
-------------------------------------------------------------------------
Issuer                                               Shares         Value
-------------------------------------------------------------------------
Japan - 21.7%
  Canon, Inc. (Consumer Goods)                       29,000   $   735,914
  DDI Corp. (Telecommunications)                         79       590,546
  Fujisawa Pharmaceuticals (Pharmaceuticals)         37,000       350,108
  Hitachi (Electronics)                              16,000       170,667
  Hitachi Zosen (Engineering)                        63,000       241,161
  Ito-Yokado Co. Ltd. (Retail)                        7,000       399,828
  Kyocera Corp. (Electronics)                         6,000       433,032
  Marubeni Corp. (Distribution/Wholesale)            81,000       344,903
  Matsushita Electric Industrial Co.
    (Electrical Equipment)                           18,000       339,097
  Mitsubishi Heavy Industries Ltd.
    (Aerospace/Defense)                              38,000       273,927
  NKK Corp. (Steel)                                 114,000       224,568
  Oji Paper Co. Ltd. (Paper Products)                   833         4,822
  Omron Corp. (Electronics)                          32,000       644,129
  Pioneer Electronic Corp. (Electronics)             26,000       644,129
  Ricoh Co. Ltd. (Office/Business Equipment)         34,000       447,484
  TDK Corp. (Special Products and Services)           5,000       384,516
  Tokyo Broadcasting System (Broadcasting)            9,000       164,129
                                                             ------------
                                                              $ 6,392,960
-------------------------------------------------------------------------
Malaysia - 2.0%
  Genting Berhad (Entertainment)                     11,000   $    57,353
  Malayan Banking Berhad (Finance)                    9,000        94,925
  Petronas Gas Berhad (Oil and Gas)*##               85,000       307,861
  Sime Darby Berhad (Holding Company)                36,000       117,493
                                                             ------------
                                                              $   577,632
-------------------------------------------------------------------------
Netherlands - 5.1%
  ABN Amro Holdings N.V. (Finance)                   17,200   $   318,236
  Akzo Nobel (Chemicals)                              1,800       239,881
  Philips Electronics N.V. (Manufacturing)            5,080       278,266
  Royal Dutch Petroleum Co. (Oils)                      400        77,365
  Vendex International N.V. (Retail)                  4,800       269,683
  Verenigde Nederlandse Uitgeversbedrijven
    Verenigd Bezit (Publishing)                      13,660       308,982
                                                             ------------
                                                              $ 1,492,413
-------------------------------------------------------------------------
Singapore - 1.6%
  City Developments Ltd. (Real Estate)               22,000   $   204,615
  Development Bank of Singapore Ltd. (Banks)          8,000       100,140
  Overseas-Chinese Banking Corp. Ltd. (Finance)      13,600       169,287
                                                             ------------
                                                              $   474,042
-------------------------------------------------------------------------
Spain - 2.0%
  Repsol S.A. (Oils)                                  6,050   $   253,427
  Telefonica de Espana (Utilities - Telephone)       11,450       330,586
                                                             ------------
                                                              $   584,013
-------------------------------------------------------------------------
Sweden - 3.0%
  Ericsson LM, "B" (Telecommunications)               8,760   $   307,591
  Sparbanken Sverige AB, "A" (Banks)                 15,960       313,167
  Swedish Match AB (Tobacco)                          3,200        10,410
  Volvo AB, "B" (Automobiles)                         9,600       265,827
                                                             ------------
                                                              $   896,995
-------------------------------------------------------------------------

-----------------------------------------------------------------------
Issuer                                             Shares         Value
-----------------------------------------------------------------------
Switzerland - 5.2%
  Ciba Specialty AG (Chemicals)                     2,570   $   243,809
  Nestle AG, Registered Shares (Food and
    Beverage Products)                                230       286,584
  Novartis AG (Pharmaceuticals)                       210       285,451
  Roche Holdings AG (Pharmaceuticals)                  48       427,497
  Winterthur (Insurance)                              350       286,443
                                                           ------------
                                                            $ 1,529,784
-----------------------------------------------------------------------
United Kingdom - 14.8%
  Allied Domecq PLC (Food and Beverage
    Products)                                      32,850   $   240,699
  BAA PLC (Transportation)                         33,560       291,561
  British Petroleum PLC (Oil and Gas)              23,600       282,401
  British Telecommunications PLC
    (Telecommunications)                           40,430       293,589
  BTR PLC (Holding Company)                        57,040       186,065
  Caradon PLC (Holding Company)                     7,449        11,844
  Caradon PLC (Holding Company)                    26,397        90,867
  Carlton Communications PLC (Broadcasting)        31,620       273,152
  General Accident PLC (Insurance)                 13,180       194,658
  Glaxo Wellcome PLC (Pharmaceuticals)             14,460       289,649
  Granada Group PLC (Leisure)                      10,960       155,942
  Inchcape PLC (Commercial Services)               85,470       403,495
  Land Securities PLC (Real Estate)                 9,350       140,697
  Lloyds TSB Group PLC (Banks and Credit Cos.)     29,620       298,480
  National Westminster (Finance)                    9,000       110,203
  Sainsbury (J.) PLC (Retail)                      30,550       175,772
  Smith (W.H.) Group PLC (Retail)                  38,200       264,245
  Storehouse PLC (Retail)                          50,400       179,689
  Tesco PLC (Retail)                               32,580       200,269
  Unilever PLC (Consumer Goods)                    10,200       273,369
                                                           ------------
                                                            $ 4,356,646
-----------------------------------------------------------------------
Total Stocks (Identified Cost, $20,959,241)                 $23,774,992
-----------------------------------------------------------------------

Warrants
-----------------------------------------------------------------------
France
  Eaux (Cie General) (Utilities - Water)            1,150   $       789
Sweden
  Volvo AB, "B" (Automobiles)                       9,600         2,565
-----------------------------------------------------------------------
Total Warrants (Identified Cost, $0)                        $     3,354
-----------------------------------------------------------------------

Bonds - 13.2%
-----------------------------------------------------------------------
                                         Principal Amount
                                            (000 Omitted)
-----------------------------------------------------------------------
Australia - 2.0%
  Commonwealth of Australia,
    8.75s, 2001                            AUD        170   $   138,620
  Commonwealth of Australia,
    9.75s, 2002                                       365       310,680
  Commonwealth of Australia,
    10s, 2002                                         165       142,516
                                                            -----------
                                                            $   591,816
-----------------------------------------------------------------------

                                         Principal Amount
Issuer                                      (000 Omitted)       Value
-----------------------------------------------------------------------
Denmark - 1.1%
  Kingdom of Denmark, 6s, 1999             DKK        518   $   82,584
  Kingdom of Denmark, 8s, 2001                        482       82,436
  Kingdom of Denmark, 7s, 2007                        526       83,357
  Nykredit, 8s, 2026                                  522       82,442
                                                           -----------
                                                            $  330,819
-----------------------------------------------------------------------
France - 0.8%
  Government of France, 7s, 2000           FRF      1,286   $  241,921
-----------------------------------------------------------------------
Greece - 0.7%
  Hellenic Republic, 12.6s, 2003           GRD     20,500   $   79,306
  Hellenic Republic, 13.4s, 2003                   10,000       38,227
  Hellenic Republic, 14.8s, 2003                   20,000       76,528
                                                           -----------
                                                            $  194,061
-----------------------------------------------------------------------
Ireland - 1.2%
  Republic of Ireland, 6.25s, 1999         IEP         60   $   91,044
  Republic of Ireland, 8s, 2000                        50       80,012
  Republic of Ireland, 6.5s, 2001                     110      169,258
                                                           -----------
                                                            $  340,314
-----------------------------------------------------------------------
Italy - 2.6%
  Republic of Italy, 9.5s, 1999            ITL    625,000   $  385,503
  Republic of Italy, 9.5s, 2001                   605,000      387,880
                                                           -----------
                                                            $  773,383
-----------------------------------------------------------------------
New Zealand - 1.0%
  Government of New Zealand,
    8s, 2001                               NZD        420   $  296,411
-----------------------------------------------------------------------
Spain - 2.0%
  Government of Spain, 6.75s, 2000         ESP     19,700   $  141,459
  Government of Spain, 8.4s, 2001                  17,330      131,820
  Government of Spain, 10.5s, 2003                 16,180      136,952
  Government of Spain, 7.35s, 2007                 25,380      183,809
                                                           -----------
                                                            $  594,040
-----------------------------------------------------------------------
Sweden - 0.6%
  Kingdom of Sweden, 10.25s, 2000          SEK      1,100   $  159,837
-----------------------------------------------------------------------
United Kingdom - 1.2%
  United Kingdom Treasury,
    7s, 2001                               GBP        210   $  343,156
-----------------------------------------------------------------------
Total Bonds (Identified Cost, $4,001,187)                   $3,865,758
-----------------------------------------------------------------------
Short-Term Obligation - 5.9%
-----------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.,
    due 6/02/97, at Amortized Cost                 $1,720   $1,719,735
-----------------------------------------------------------------------

Call Options Purchased
---------------------------------------------------------------------------
                                            Principal Amount
                                                of Contracts
Description/Expiration Month/Strike Price      (000 Omitted)        Value
---------------------------------------------------------------------------
Canadian Dollars
  June/1.365                              CAD       $    524       $   50
Deutsche Marks/British Pounds
  July/2.7                                DEM            538          910
Japanese Government Bonds
  June/117.226                            JPY         48,000           96
  June/117.622                                       115,000          115
  July/114.635                                        29,000          116
Swiss Francs
  August/1.350                            CHF            894        6,012
---------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $28,209)              $7,299
---------------------------------------------------------------------------


Put Options Purchased
------------------------------------------------------------------------------
                                              Principal Amount
                                                  of Contracts
Description/Expiration Month/Strike Price        (000 Omitted)           Value
------------------------------------------------------------------------------
Deutsche Marks
  June/1.72 (Premium Paid,
    $2,736)                                   DEM        1,034    $        991
------------------------------------------------------------------------------
Total Investments (Identified Cost, $26,711,108)                  $ 29,372,129
------------------------------------------------------------------------------

Put Options Written - (0.1)%
------------------------------------------------------------------------------
British Pounds
  July/1.65                                   GBP          371    $     (3,823)
Japanese Government Bonds
  June/117.226                                JPY       48,000          (5,472)
  July/114.635                                          29,000          (6,989)
------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $6,589)             $    (16,284)
------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.1%                             $     54,211
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $ 29,410,056
------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements

Performance Summary
MFS/Foreign & Colonial International Growth Fund

The information below illustrates the historical performance of MFS/Foreign & Colonial International Growth Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest directly in an index.

[TABULAR REPRESENTATION OF LINE CHART]


Growth of a Hypothetical $10,000 Investment
(For the period from November 1, 1995, through May 31, 1997)


                                     MFS/F&C International
           Lipper International          Growth Fund --          Consumer Price         MSCI
               Funds Index                 Class A                Index -- U.S.         EAFE
           --------------------      ---------------------       --------------         ----
11/1/95          10000                       9524                     10000             10000
5/31/96          11067                      10613                     10214             10836
5/31/97          12940                      10838                     10465             11687



Average Annual Total Returns as of May 31, 1997                               1 Year        Life of Fund*
---------------------------------------------------------------------------------------------------------
MFS/F&C International Growth Fund (Class A) including 4.75% sales charge
 (SEC results)                                                                  - 2.70%         + 5.15%
---------------------------------------------------------------------------------------------------------
MFS/F&C International Growth Fund (Class A) at net asset value                  + 2.13%         + 8.40%
---------------------------------------------------------------------------------------------------------
MFS/F&C International Growth Fund (Class B) with CDSC (SEC results)             - 2.44%         + 5.40%
---------------------------------------------------------------------------------------------------------
MFS/F&C International Growth Fund (Class B) at net asset value                  + 1.56%         + 7.80%
---------------------------------------------------------------------------------------------------------
MFS/F&C International Growth Fund (Class C) with CDSC (SEC results)             + 0.82%         + 7.98%
---------------------------------------------------------------------------------------------------------
MFS/F&C International Growth Fund (Class C) at net asset value                  + 1.82%         + 7.98%
---------------------------------------------------------------------------------------------------------
MFS/F&C International Growth Fund (Class I) at net asset value                  + 2.31%         + 8.52%
---------------------------------------------------------------------------------------------------------
MSCI EAFE+                                                                      + 7.88%         +10.23%
---------------------------------------------------------------------------------------------------------
Lipper International Funds Index++                                              +15.56%         +17.68%
---------------------------------------------------------------------------------------------------------
Consumer Price Index**+                                                         + 2.47%         + 2.88%
---------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1997.

 +Source: CDA/Wiesenberger.

++Source: Lipper Analytical Services.

**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class C shares. Operating expenses attributable to Class C shares are not significantly different than those of Class B shares. The Class B share performance included in the Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

Portfolio Concentration as of May 31, 1997
MFS/Foreign & Colonial International Growth Fund

Country Weightings (% of Net Assets)


[TABULAR REPRESENTATION OF PIE CHART]

Other             24.6%
Japan             23.1%
UK                14.0%
Germany            6.4%
France             5.9%
Netherlands        5.5%
Switzerland        5.3%
Hong Kong          5.0%
Brazil             3.9%
Sweden             3.5%
Australia          2.8%

For a more complete breakdown, refer to the Portfolio of Investments.


Top 5 Industry Weightings       (% of Net Assets)
Electronics and Electricals          11.9%
Telecommunications                    8.9%
Banks, Retail                         8.2%
Engineering                           6.4%
Diversified Industries                6.3%


Top 10 Holdings

TDK Corp.
Japanese manufacturer of audio and
video products

Telecomunicacoes Brasileiras
Leading Brazilian telecommunications company

Capral Aluminum
Australian aluminum company

Taipei Fund
Closed-end Taiwan country fund

Volkswagen AG
German automobile and truck manufacturer

Cheung Kong
Hong Kong property development and investment company

Pioneer Electronics Corp.
Japanese electronics company

Omron Corp.
Japanese electronic-control manufacturer

Kyocera Corp.
Japanese component manufacturer

Stork NV
Dutch machinery and tool manufacturer


Portfolio Structure     (% of Net Assets)
Stocks                       98.2%
Cash                          1.8%


Tax Form Summary
In January 1998, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1997.


Foreign Tax Credit
The Fund is estimated to have derived approximately 82% of its ordinary income from dividends paid by foreign companies, and to have paid foreign taxes equivalent to approximately 10.3% of its ordinary income.

Portfolio of Investments - May 31, 1997
MFS/Foreign & Colonial International Growth Fund

Stocks - 98.2%
-------------------------------------------------------------------------------
Issuer                                                    Shares          Value
-------------------------------------------------------------------------------
Argentina - 0.7%
  Banco de Galicia y Buenos Aires S.A. de
    C.V., ADR (Banks and Credit Cos.)                      3,287   $     86,284
  Perez Companc S.A. (Oils)                               23,159        177,255
  Siderar S.A.I.C., ADR (Steel)*##                         2,900         97,875
  Telecom Argentina Stet - France Telecom
    S.A. (Telecommunications)                              1,800         96,075
  Telefonica de Argentina, ADR
    (Uitlities - Telephone)                                2,600         94,250
  Transportadora de Gas del Sur, S.A. (TGS)
    (Pipelines)                                            7,500         94,687
  YPF Sociedad Anonima, ADR (Oils)                         8,150        244,500
                                                                  -------------
                                                                   $    890,926
-------------------------------------------------------------------------------
Australia - 2.8%
  Capral Aluminum Ltd. (Metals)                          406,269   $  1,468,561
  Futuris Corp. Ltd. (Commercial Services)               695,738      1,090,681
  Western Mining (Holding Company)                       134,478        868,848
                                                                  -------------
                                                                   $  3,428,090
-------------------------------------------------------------------------------
Austria - 0.4%
  OMV AG (Oil and Gas)                                     3,440   $    436,502
-------------------------------------------------------------------------------
Belgium - 0.5%
  Generale de Banque (Finance)                             1,560   $    616,658
-------------------------------------------------------------------------------
Brazil - 3.9%
  Centrais Eletricas Brasile, ADR
    (Utilities - Electric)                                38,980   $    916,030
  Companhia Energetica S.A., ADR
    (Utilities - Electric)                                 4,650        206,344
  Companhia Paranaense de Energia -
    COPEL, "B", Preferred (Electrical)                    13,900        205,195
  Itausa Investimentos Itau S.A. (Conglomerate)          200,000        166,308
  Lojas Americanas S.A., ADR (Retail)                      7,800        105,300
  Petroleo Brasileiro S.A., Preferred (Oils)           4,110,000        983,051
  Telecomunicacoes Braileiras S.A.
    (Utilities - Telephone)                            1,500,000        195,492
  Telecomunicacoes Brasileiras S.A., ADR
    (Utilities - Telephone)                               12,900      1,767,300
  Usinas Siderurgicas de Minas Gerais S.A.,
    ADR, Preferred (Iron/Steel)                           18,300        201,300
                                                                  -------------
                                                                   $  4,746,320
-------------------------------------------------------------------------------
Canada - 0.1%
  Super Sol Ltd. (Supermarkets)                           32,500   $    107,605
-------------------------------------------------------------------------------
China - 0.4%
  Huaneng Power International, Inc., ADR
    (Utilities - Electric)                                10,200   $    244,800
  Qingling Motors Co. "H" (Automotive)                   308,000        170,935
  Yizheng Chemical Fibre Co., Ltd. (Textiles)            452,000         88,673
                                                                  -------------
                                                                   $    504,408
-------------------------------------------------------------------------------
Colombia - 0.5%
  Banco Ganadero S.A., ADR (Banks and
    Credit Cos.)                                           5,900   $    225,675
  Banco Industrial Colombiano, ADR
    (Banks and Credit Cos.)                               11,500        202,687


Stocks - continued
-------------------------------------------------------------------------------
Issuer                                                    Shares          Value
-------------------------------------------------------------------------------
Colombia - continued
  Cementos Diamante S.A., ADR
    (Construction)##                                      11,100   $    174,825
                                                                  -------------
                                                                   $    603,187
-------------------------------------------------------------------------------
Egypt - 0.3%
  Commercial International Bank (Banks and
    Credit Cos.)##                                        10,500   $    204,750
  South Cairo Flour Mills (Food Products)                  3,250         63,285
  Torah For Cement (Construction)                          3,500         88,805
                                                                  -------------
                                                                   $    356,840
-------------------------------------------------------------------------------
Finland - 0.2%
  Oy Tamro AB (Pharmaceuticals)##                         34,660   $    230,438
-------------------------------------------------------------------------------
France - 5.9%
  Accor (Lodging)                                          5,620   $    780,962
  Compagnie de St. Gobain (Building Materials)             5,800        802,953
  Dexia France (Finance)                                   6,980        653,503
  Filipacchi Medias (Publishing)                           1,600        346,292
  Guilbert S.A. (Distributing)                             2,895        430,956
  Lafarge S.A., Bearer Shares (Building Materials)         2,200        141,011
  Lafarge S.A., Bearer Shares (Building Materials)         4,700        301,251
  Michelin, "B" (Tires)                                   15,800        865,336
  Seb S.A. (Household Goods)                               2,800        479,555
  Societe Nationale Elf Aquitaine (Oils)                   8,060        807,820
  Strafor-Facom S.A. (Office Equipment)                    3,600        248,880
  TOTAL S.A., "B" (Oils)*                                 10,350        949,244
  Union des Assurances Federales S.A.
    (Insurance)                                            3,500        425,569
-------------------------------------------------------------------------------
                                                                   $  7,233,332
-------------------------------------------------------------------------------
Germany - 6.4%
  Bayer AG (Chemicals)                                    12,500   $    485,562
  Buderus AG (Manufacturing)                               1,403        715,690
  Deutsche Bank AG (Banks)                                11,140        618,562
  Deutsche Telekom AG
    (Utilities - Telephone)                               44,545        989,889
  Fresenius AG (Medical Supplies)                            311         67,652
  Fresenius AG (Medical Supplies)                          2,800        620,581
  Mannesmann AG (Diversified Machinery)                    2,000        813,838
  Moebel Walther AG (Furniture)                           10,500        560,246
  Siemens AG (Electrical Equipment)                       15,580        879,989
  VEBA AG (Oil and Gas)                                   14,400        815,620
  Volkswagen AG (Automotive)                               1,900      1,229,903
                                                                  -------------
                                                                   $  7,797,532
-------------------------------------------------------------------------------
Greece - 0.5%
  Ergo Bank (Banks and Credit Cos.)                        2,100   $    148,376
  Hellenic Telecommunication Organization
    S.A. (Telecommunications)                              6,500        162,232
  Intracom (Telecommunications)                            2,300        112,109
  Titan Cement Co (Building Materials)                     1,350        134,826
                                                                  -------------
                                                                   $    557,543
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Issuer                                                     Shares          Value
--------------------------------------------------------------------------------
Hong Kong - 5.0%
  Associated International Hotels (Lodging)               747,000   $    501,342
  Bank of East Asia Ltd. (Banks and Credit
    Cos.)                                                  42,000        152,865
  Chen Hsong Holdings (Machines)                        1,034,000        607,215
  Cheung Kong Holdings Ltd. (Real Estate)                 118,000      1,206,957
  Citic Pacific Ltd. (Conglomerates)                       19,000        108,635
  HSBC Holdings PLC (Finance)                              34,200      1,037,300
  Li & Fung Ltd. (Wholesale)                            1,120,000      1,113,061
  New World Development Co. (Real Estate)                  40,000        254,001
  Swire Pacific Air Ltd., "A" (Transportation)             61,500        515,940
  Wharf Holdings Ltd. (Real Estate)                       136,000        609,086
                                                                   -------------
                                                                    $  6,106,402
--------------------------------------------------------------------------------
India - 1.8%
  Bajaj Auto Ltd. (Automotive)                                250   $      6,033
  Eih Ltd. (Consumer Goods and Services)                   18,000        207,741
  Hindustan Lever Ltd. (Consumer Goods
    and Services)                                          11,500        358,892
  Hindustan Petroleum Corp. Ltd.
    (Oil and Gas)                                          20,000        238,522
  Industrial Development Bank of India Ltd.
    (Banks and Credit Cos.)                               109,000        279,976
  Mahanagar Telephone Nigam Ltd.
    (Telecommunications)                                   41,000        327,701
  State Bank of India (Banks and Credit Cos.)              47,000        403,618
  Tata Engineering and Locomotive Co. Ltd.
    (Automotive)                                              800          8,847
  Videsh Sanchar Nigam Ltd., GDR
    (Telecommunications)##                                 19,910        410,146
                                                                   -------------
                                                                    $  2,241,476
--------------------------------------------------------------------------------
Israel - 0.5%
  Israel Chemicals Ltd. (Chemicals)                        90,000   $    110,391
  Makhteshim Chemical Works Ltd.
    (Chemicals)*                                           17,000        110,066
  NICE Systems Ltd., ADR
    (Telecommunications)                                    2,100         64,050
  Tadiran Telecommunications Ltd.
    (Telecommunications)                                    5,000         90,625
  Teva Pharmaceutical Industries Ltd., ADR
    (Pharmaceuticals)                                       3,800        228,000
                                                                   -------------
                                                                    $    603,132
--------------------------------------------------------------------------------
Italy - 2.0%
  Telecom Italia Mobile S.p.A. (Cellular
    Telecommunications)                                   179,480   $    527,820
  Industrie Natuzzi S.p.A., ADR (Consumer
    Goods and Services)                                    42,620      1,076,155
  Telecom Italia S.p.A. (Telecommunications
    Services)                                             287,000        792,222
                                                                   -------------
                                                                    $  2,396,197
--------------------------------------------------------------------------------
Japan - 23.1%
  Aeon Credit Service Co. Ltd. (Financial Services)        10,800   $    667,045
  Aiphone Co. Ltd. (Telecommunications)                    30,000        467,097
  ALBIS Co. Ltd. (Food)                                    36,000        359,226


Stocks - continued
--------------------------------------------------------------------------------
Issuer                                                     Shares          Value
--------------------------------------------------------------------------------
Japan - continued
  Ariake Japan Co. Ltd. (Food)                             13,200   $    433,755
  Canon, Inc. (Consumer Goods)                             40,000      1,015,054
  Chofu Seisakusho Co. (Machines)                          18,700        337,806
  Daimei Telecom Engineer Corp.
    (Telecommunications)                                   46,000        415,484
  Daiwa Industries Co. Ltd. (Distributor)                  41,000        352,335
  DDI Corp. (Telecommunications)                               93        695,200
  Diamond Computer Service Co.
    (Computers-Software)                                   23,000        387,785
  Exedy Corp. (Automotive Parts)                           23,700        285,419
  Fuji Photo Film Co. (Photographic Products)              15,000        581,935
  Fujisawa Pharmaceuticals (Pharmaceuticals)              100,000        946,237
  Fukuda Denshi (Electronics)                              24,000        466,581
  Hitachi Zosen Tomioka (Automotive)                      120,000        459,355
  Homac Corp. (Retail)                                     21,300        324,310
  Ito-Yokado Co. Ltd. (Retail)                             20,000      1,142,366
  Keyence Corp. (Electronics)                               7,700      1,112,774
  Kyocera Corp. (Electronics)                              16,000      1,154,753
  Mandom (Cosmetics)                                       40,700        483,148
  Marubeni Corp. (Distribution/Wholesale)                 216,000        919,742
  Matsuda Sangyo Co. Ltd. (Food)                           24,000        454,193
  Matsushita Electric Industrial Co.
    (Electrical Equipment)                                 56,000      1,054,968
  Mitsubishi Heavy Industries Ltd.
    (Aerospace/Defense)                                   130,000        937,118
  Miura Co. (Machines)                                     24,000        334,452
  NAC Co. Ltd. (Commercial Services)                       30,240        395,396
  NEC Corp. (Computers)                                    72,000      1,003,355
  Nichiha (Building and Construction)                      40,000        633,118
  NKK Corp. (Steel)                                       392,000        772,198
  Oi Electric Co. (Electronics)                            31,000        274,667
  Omron Corp. (Electronics)                                58,000      1,167,484
  Pioneer Electronic Corp. (Electronics)                   48,000      1,189,161
  Ricoh Co. Ltd. (Office/Business Equipment)               77,000      1,013,419
  Ryohin Keikaku Co. Ltd. (Retail)                          6,500        492,602
  Sanshin Electronics Co. Ltd. (Electronics)               37,000        677,935
  Sato Corp. (Machines)                                    19,536        329,381
  Sawako Corp. (Engineering/Construction)                  23,200        363,217
  TDK Corp. (Special Products and Services)                38,000      2,922,323
  TKC Corp. (Computer Software and Services)               23,600        560,310
  Tokyo Broadcasting System (Broadcasting)                 18,000        328,258
  Yoshinoya D&C Co. Ltd. (Retail)                              28        325,161
                                                                   -------------
                                                                    $ 28,236,123
--------------------------------------------------------------------------------
Malaysia - 1.8%
  Genting Berhad (Entertainment)                           21,000   $    109,492
  Malayan Banking Berhad (Finance)                         10,000        105,473
  Malaysian Industrial Development Finance
    Berhad (Finance)                                      229,000        331,765
  Petronas Gas Berhad (Oil and Gas)*##                    226,000        818,547
  Resorts World Berhad (Entertainment)                     27,000         90,269
  Tenaga Nasional Berhad (Utilities - Electric)           104,000        476,020
  United Engineers Berhad (Engineering)                    33,000        266,627
                                                                   -------------
                                                                    $  2,198,193
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
Issuer                                                 Shares          Value
----------------------------------------------------------------------------
Mexico - 2.1%
  Cemex S.A., "B" (Construction)                       66,000   $    246,979
  Corporacion GEO, S.A. de C.V., "B"
    (Real Estate)                                      21,000        100,752
  Empresas ICA Sociedad Controladora S.A.,
    ADR (Special Products and Services)                13,000        188,500
  Fomento Economico Mexicano S.A., "B"
    (Beverage)                                         36,950        196,195
  Gruma S.A. (Food Products)                           73,666        349,238
  Grupo Carso S.A. de C.V. (Conglomerates)             52,800        188,238
  Grupo Carso, "A1" (Conglomerates)                    52,800        299,712
  Grupo Financiero Banamex, "B" (Finance)              58,000        125,532
  Grupo Financiero Inbursa S.A. de C.V.
    (Finance)                                           1,842          6,392
  Kimberly-Clark de Mexico S.A. de C.V.
    (Forest and Paper Products)                        30,000        103,919
  Telefonos de Mexico S.A.
    (Utilities - Telephone)                           201,000        446,723
  Tubos de Acero de Mexico S.A.
    (Iron/Steel)*                                      17,340        305,149
                                                               -------------
                                                                $  2,557,329
----------------------------------------------------------------------------
Morocco - 0.4%
  Banque Marocaine du Commerce (Banks
    and Credit Co.)##                                   5,300   $    105,735
  Brasserica du Maroc (Consumer Goods
    and Services)                                         530         92,612
  Credit Eqdom (Financial Institutions)                   750         75,845
  ONA S.A. (Conglomerate)                               1,500        121,415
  Societe Nationale d'Investissement
    (Conglomerate)                                      1,350        100,382
                                                               -------------
                                                                $    495,989
----------------------------------------------------------------------------
Netherlands - 5.5%
  ABN Amro Holdings N.V. (Finance)                     52,000   $    962,110
  Ahrend Groep N.V. (Furniture and
    Home Appliances)                                   13,248        838,918
  Akzo Nobel (Chemicals)                                6,200        826,257
  Hagemeyer (Distributing)                             18,020        885,644
  Royal Dutch Petroleum Co. (Oils)                        600        116,047
  Stork NV (Machinery)                                 25,965      1,150,271
  Vendex International N.V. (Retail)                   19,000      1,067,494
  Verenigde Nederlandse Uitgeversbedrijven
    Verenigd Bezit (Publishing)                        41,300        934,185
                                                               -------------
                                                                $  6,780,926
----------------------------------------------------------------------------
Pakistan - 0.6%
  Hub Power Co. Ltd., GDR (Utilities - Electric)* 20,000 $ 462,000 Pakistan Telecommunications Corp., GDR
    (Utilities - Telephone)                             4,800        297,600
                                                               -------------
                                                                $    759,600
----------------------------------------------------------------------------
Peru - 1.4%
  Alicorp S.A. (Consumer Goods and Services)          136,000   $    236,966
  Compania de Minas Buenaventura S.A.
    (Mining)                                           33,507        308,269


Stocks - continued
----------------------------------------------------------------------------
Issuer                                                 Shares          Value
----------------------------------------------------------------------------
Peru - continued
  CPT Telefonica del Peru S.A., "B"
    (Utilities - Telephone)                           238,080   $    609,728
  Credicorp Ltd. Holding Co. (Banks and
    Credit Cos.)                                       23,328        527,796
                                                               -------------
                                                                $  1,682,759
----------------------------------------------------------------------------
Poland - 0.6%
  Elektrim Spolka Akcyjna S.A.
    (Electrical Equipment)                             56,500   $    504,969
  Stomil Olsztyn S.A. (Tires and Rubber)               22,500        281,250
                                                               -------------
                                                                $    786,219
----------------------------------------------------------------------------
Portugal - 1.0%
  Cimentos de Portugal S.A. (Building Materials)        7,326   $    161,155
  Inparsa - Industria e Participacoes, SGPS,
    S.A. (Building Materials)                           3,500         29,771
  Jeronimo Martins & Filho S.A. (Retail)                1,866        126,849
  Portugal Telecom S.A. (Utilities - Telephone)         7,400        284,131
  Sonae Investimentos-Sociedade Gestora de
    Participacoes Sociais, S.A. (Finance)               7,000        262,814
  Telecel - Comunicacaoes Pessoais S.A.
    (Cellular Telephones)                               5,418        416,468
                                                               -------------
                                                                $  1,281,188
----------------------------------------------------------------------------
Russia - 1.2%
  Lukoil Oil Co., ADR (Oils)                           13,800   $    822,825
  Mosenergo, ADR (Utilities - Electric)##               9,900        374,220
  Rostelecom (Telecommunications)##                         8        303,200
                                                               -------------
                                                                $  1,500,245
----------------------------------------------------------------------------
Singapore - 1.9%
  City Developments Ltd. (Real Estate)                 44,000   $    409,231
  Development Bank of Singapore Ltd. (Banks)           59,000        738,531
  Overseas-Chinese Banking Corp. Ltd. (Finance)        21,400        266,378
  Wing Tai Holdings Ltd. (Holding Company)            300,000        893,706
                                                               -------------
                                                                $  2,307,846
----------------------------------------------------------------------------
South Africa - 1.0%
  Anglo American Corp. of South Africa
    Ltd. (Mining)                                       2,400   $    140,529
  De Beers Centenary AG (Diamonds -
    Precious Stones)                                    5,500        192,734
  Liberty Life Association of Africa Ltd.
    (Insurance)                                         7,250        202,922
  Nedcor Ltd. (Financial Services)                     10,539        205,305
  Sappi (Paper Products)                                7,000         64,263
  Sasol Ltd. (Oils)                                    18,500        226,797
  South African Breweries Ltd. (Brewery)                7,350        206,544
                                                               -------------
                                                                $  1,239,094
----------------------------------------------------------------------------
Spain - 1.4%
  BCO Intercont (Banks)                                 2,200   $    372,277
  Cristaleria Espanola S.A. (Glass Products)            3,700        295,119
  Repsol S.A. (Oils)                                   10,600        444,021
  Telefonica de Espana (Utilities - Telephone)         21,100        609,202
                                                               -------------
                                                                $  1,720,619
----------------------------------------------------------------------------

-------------------------------------------------------------------------------
Issuer                                                    Shares          Value
-------------------------------------------------------------------------------
Sweden - 3.5%
  Autoliv AB (Automotive)                                  9,280   $    351,606
  Enator AB (Computer Services)                            9,600        187,132
  Ericsson LM, "B" (Telecommunications)                   25,500        895,384
  Munksjo AB (Forest and Paper Products)                  59,700        578,010
  Nobel Biocare AB (Medical and Health Products)          26,280        305,329
  PLM AB (Packaging and Containers)                       11,400        207,503
  Sparbanken Sverige AB, "A" (Banks)                      43,680        857,090
  Volvo AB, "B" (Automobiles)                             31,160        862,829
                                                                  -------------
                                                                   $  4,244,883
-------------------------------------------------------------------------------
Switzerland - 5.3%
  Ciba Specialty AG (Chemicals)                            6,720   $    637,508
  Fotolabo S.A. (Leisure)                                  1,300        423,363
  Kuoni Reisen Holdings AG (Transportation)                  300        998,230
  Lindt & Spruengli AG (Food)                                 40        795,752
  Logitech International (Electrical Equipment)            5,220        901,720
  Nestle AG, Registered Shares (Food and
    Beverage Products)                                       750        934,513
  Novartis AG (Pharmaceuticals)                              560        761,204
  Roche Holdings AG (Pharmaceuticals)                        112        997,494
                                                                  -------------
                                                                   $  6,449,784
-------------------------------------------------------------------------------
Taiwan - 1.1%
  Taipei Fund (Finance)                                      125   $  1,362,500
-------------------------------------------------------------------------------
Turkey - 0.1%
  Adana Cimento Sanayii (Building
    Materials)                                         1,363,600   $     89,869
-------------------------------------------------------------------------------
United Kingdom - 14.0%
  ASDA Property Holdings PLC (Real Estate)               157,600   $    392,674
  BAA PLC (Transportation)                               121,780      1,057,995
  Blick PLC (Electrical)                                  51,200        234,996
  British Petroleum PLC (Oil and Gas)                     65,540        784,262
  British Telecommunications PLC
    (Telecommunications)                                 108,940        791,084
  BTR PLC (Holding Company)                              169,520        552,975
  Bullough PLC (Manufacturing)                           275,900        547,229
  Carlton Communications PLC (Broadcasting)              104,640        903,941
  Close Brothers Group PLC (Banks)                        71,800        556,695
  David Brown Group PLC
    (Engineering/Construction)                            88,400        315,893
  Devro International PLC (Food)                          96,300        513,028
  Fine Art Developments PLC (Retail)                      66,600        324,237
  Forth Ports PLC (Harbor Transportation
    Services)                                             21,000        206,539
  Glaxo Wellcome PLC (Pharmaceuticals)                    45,880        919,023
  Hazlewood Foods PLC (Food)                             280,800        464,890
  Inchcape PLC (Commercial Services)                      54,150        255,636
  Independent Insurance Group PLC (Insurance)             46,300        610,954
  Lloyds TSB Group PLC (Banks and Credit Cos.)           105,800      1,066,144
  Marley PLC (Building Materials)                        193,900        400,479
  Midland Independent Newspapers PLC
    (Publishing)                                         138,000        334,790
  National Westminster (Finance)                          20,900        255,917
  Roxboro Group PLC (Manufacturing)                       89,700        313,187


Stocks - continued
-------------------------------------------------------------------------------
Issuer                                                    Shares          Value
-------------------------------------------------------------------------------
United Kingdom - continued
  Sainsbury (J.) PLC (Retail)                             36,800   $    211,732
  Serco Group PLC (Commercial Services)                   24,500        284,135
  Seton Healthcare Group PLC (Medical Supplies)           39,000        303,662
  SIG PLC (Building Materials)                           105,940        541,531
  Storehouse PLC (Retail)                                170,460        607,734
  T & S Stores PLC (Retail)                              119,400        346,425
  Tesco PLC (Retail)                                     114,000        700,758
  Triplex Lloyd PLC (Hardware)                           121,600        324,902
  Unilever PLC (Consumer Goods)                           33,580        899,974
  Vardon PLC (Entertainment)                             197,050        361,765
  VCI PLC (Leisure)                                       58,000        239,585
  Walker Greenbank PLC (Maufacturing)                    247,300        235,117
  Wardle Storeys PLC (Chemicals)                          32,500        223,751
                                                                  -------------
                                                                   $ 17,083,639
-------------------------------------------------------------------------------
Venezuela - 0.3%
  Compania Anonima Nacional Telefonos de
    Venezuela, ADR (Telecommunications)*                  10,000   $    371,250
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $107,428,950)                       $120,004,643
-------------------------------------------------------------------------------

Warrants
-------------------------------------------------------------------------------
Sweden
  Volvo AB, "B" (Automobiles)
    (Identified Cost, $0)                             $   31,160   $      8,327
-------------------------------------------------------------------------------

Short-Term Obligations - 0.5%
-------------------------------------------------------------------------------
                                                Principal Amount
                                                   (000 Omitted)
-------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.,
    due 6/23/97                                       $      450   $    448,493
  General Electric Capital Corp., due
    6/02/97                                                  205        204,968
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $    653,461
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $108,082,411)                  $120,666,431
Other Assets, Less Liabilities - 1.3%                                 1,583,470
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $122,249,901
-------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements

Portfolio Footnotes:
 *Non-income producing security.
##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.


AUD   = Australian Dollars   GBP   = British Pounds
BEF   = Belgian Francs       GRD   = Greek Drachmas
CAD   = Canadian Dollars     IEP   = Irish Punts
CHF   = Swiss Francs         ITL   = Italian Lire
DEM   = Deutsche Marks       JPY   = Japanese Yen
DKK   = Danish Kroner        NLG   = Netherlands Guilders
ESP   = Spanish Pesetas      NZD   = New Zealand Dollars
FRF   = French Francs        SEK   = Swedish Kronor

Financial Statements
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                                         Emerging    International
                                                                                          Markets           Growth   International
May 31, 1997                                                                               Equity       and Income          Growth
------------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments, at value (identified cost, $76,343,323, $26,711,108, and
   $108,082,411,respectively)                                                         $89,854,857      $29,372,129    $120,666,431
 Cash                                                                                     --               --               44,183
 Foreign currency, at value (identified cost, $651,563, $13,658, and $482,608,
  respectively)                                                                           651,681           13,586         483,169
 Net receivable for forward foreign currency exchange contract sold                       --               283,017         958,593
 Net receivable for master netting agreements and closed foreign currency exchange
  contracts purchased                                                                     --                74,704         --
 Net receivable for forward foreign currency exchange contracts purchased                 --               111,737         131,216
 Receivable for Fund shares sold                                                        1,133,639          286,428         774,640
 Receivable for investments sold                                                          --               280,112         --
 Interest and dividends receivable                                                        319,469          226,451         498,231
 Deferred organization expenses                                                            20,691           18,385          19,115
                                                                                      -----------      -----------    ------------
   Total assets                                                                       $91,980,337      $30,666,549    $123,575,578
                                                                                      -----------      -----------    ------------
Liabilities:
 Cash overdraft                                                                       $     2,136      $   555,757    $    --
 Payable for Fund shares reacquired                                                        50,712           39,749         237,117
 Payable for investments purchased                                                        229,460          563,801         892,412
 Written options outstanding, at value (premiums received $0, $6,589, and $0,
  respectively)                                                                           --                16,284         --
 Payable to affiliates -
  Management fee                                                                            6,191            1,579           6,554
  Administrative fee                                                                           74               24             101
  Shareholder servicing agent fee                                                             644              211             874
  Distribution fee                                                                         42,423           14,110          58,398
 Accrued expenses and other liabilities                                                   131,058           64,978         130,221
                                                                                      -----------      -----------    ------------
   Total liabilities                                                                  $   462,698      $ 1,256,493    $  1,325,677
                                                                                      -----------      -----------    ------------
Net assets                                                                            $91,517,639      $29,410,056    $122,249,901
                                                                                      ===========      ===========    ============
Net assets consist of:
 Paid-in capital                                                                      $80,593,249      $27,843,519    $114,182,502
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies                                                                   13,408,306        3,116,858      13,675,208
 Accumulated net realized loss on investments and foreign currency transactions        (2,016,103)      (1,182,827)     (4,780,289)
 Accumulated net investment loss                                                         (467,813)        (367,494)       (827,520)
                                                                                      -----------      -----------    ------------
   Total                                                                              $91,517,639      $29,410,056    $122,249,901
                                                                                      ===========      ===========    ============
 Shares of beneficial interest outstanding                                             4,838,654        1,805,209       7,251,124
                                                                                      ===========      ===========    ============
Class A shares:
 Net asset value per share
  (net assets of $37,539,578, $13,425,340, and $56,810,289 [divided by] 1,979,873,
  822,833, and 3,361,154 shares of beneficial interest outstanding, respectively)       $18.96           $16.32          $16.90
                                                                                        ======           ======          ======
 Offering price per share (100 - 95.25 of net asset value per share)                    $19.91           $17.13          $17.74
                                                                                        ======           ======          ======
Class B shares:
 Net asset value and offering price per share
  (net assets of $51,019,984, $15,748,793, and $62,958,124 [divided by] 2,701,302,
  967,802, and 3,741,995 shares of beneficial interest outstanding, respectively)       $18.89           $16.27          $16.82
                                                                                        ======           ======          ======
Class C shares:
 Net asset value and offering price per share
  (net assets of $2,658,810, $235,453, and $2,397,128 [divided by] 141,725, 14,545,
  and 142,994 shares of beneficial interest outstanding, respectively)                  $18.76           $16.19          $16.76
                                                                                        ======           ======          ======
Class I shares:
 Net asset value, offering price and redemption price per share
  (net assets of $299,267, $470.34, and $84,360 [divided by] 15,754, 28.825, and
  4,981 shares of beneficial interest outstanding, respectively)                        $19.00           $16.32          $16.94
                                                                                        ======           ======          ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements
kl.
Financial Statements - continued
Statements of Operations
--------------------------------------------------------------------------------

                                                                                         Emerging    International
                                                                                          Markets           Growth International
Year Ended May 31, 1997                                                                    Equity       and Income        Growth
----------------------------------------------------------------------------------------------------------------------------------
Net investment income:
 Income -
  Interest                                                                            $   202,857     $    459,577   $   403,067
  Dividends                                                                             1,028,372          475,670     2,092,771
  Foreign taxes withheld                                                                  (63,610)         (59,180)     (233,349)
                                                                                      ------------    ------------   ------------
   Total investment income                                                            $ 1,167,619     $    876,067   $ 2,262,489
                                                                                      ------------    ------------   ------------
 Expenses -
  Management fee                                                                      $   687,535     $    277,086   $ 1,049,705
  Trustees' compensation                                                                    6,458            6,892        11,015
  Administrative fee                                                                        3,019            1,100         4,467
  Shareholder servicing agent fee                                                          37,906           15,593        62,315
  Shareholder servicing agent fee (Class A)                                                18,926           11,517        42,410
  Shareholder servicing agent fee (Class B)                                                28,770           19,201        68,426
  Shareholder servicing agent fee (Class C)                                                   223               24           525
  Distribution and service fee (Class A)                                                  128,054           66,872       252,648
  Distribution and service fee (Class B)                                                  284,900          149,349       559,606
  Distribution and service fee (Class C)                                                    8,454            1,034        11,524
  Custodian fee                                                                            66,789           53,394       116,586
  Registration fees                                                                        58,565           49,349        34,241
  Printing                                                                                 47,823           22,734        69,269
  Postage                                                                                  37,403            9,202        24,397
  Auditing fees                                                                            32,111           26,826        38,272
  Legal fees                                                                                9,916           10,794        10,649
  Amortization of organization expenses                                                     5,197            5,197         5,197
  Miscellaneous                                                                            41,506           33,494        79,131
                                                                                      ------------    ------------   ------------
   Total expenses                                                                     $ 1,503,555     $    759,658   $ 2,440,383
 Fees paid indirectly                                                                      (4,573)          (7,370)       (7,957)
 Refund of expenses to investment adviser                                                  25,887          --            --
                                                                                      ------------    ------------   ------------
   Net expenses                                                                       $ 1,524,869     $    752,288   $ 2,432,426
                                                                                      ------------    ------------   ------------
    Net investment income (loss)                                                      $  (357,250)    $    123,779   $  (169,937)
                                                                                      ------------    ------------   ------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                                             $(1,983,312)    $ (1,254,793)  $(4,497,196)
  Written option transactions                                                             --                 7,796       --
  Foreign currency transactions                                                           (83,420)        (430,595)     (441,519)
                                                                                      ------------    ------------   ------------
   Net realized loss on investments and foreign currency transactions                 $(2,066,732)    $ (1,677,592)  $(4,938,715)
                                                                                      ------------    ------------   ------------
 Change in unrealized appreciation (depreciation) -
  Investments (net of applicable deferred foreign taxes of $103,099, $0, and $1,118,
   respectively)                                                                      $11,949,720     $  1,748,881   $ 7,102,874
  Written options                                                                          --              (32,094)      --
  Translation of assets and liabilities in foreign currencies                               2,504          589,842     1,120,254
                                                                                      ------------    ------------   ------------
   Net unrealized gain on investments and foreign currency translation                $11,952,224     $  2,306,629   $ 8,223,128
                                                                                      ------------    ------------   ------------
    Net realized and unrealized gain on investments and foreign currency              $ 9,885,492     $    629,037   $ 3,284,413
                                                                                      ------------    ------------   ------------
     Increase in net assets from operations                                           $ 9,528,242     $    752,816   $ 3,114,476
                                                                                      ============    =============  ============

See notes to financial statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             Emerging Markets Equity      International Growth and Income
                                                         ------------------------------   --------------------------------
                                                            Year Ended     Period Ended      Year Ended     Period Ended
                                                          May 31, 1997    May 31, 1996*    May 31, 1997    May 31, 1996*
---------------------------------------------------------------------------------------   --------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income (loss)                            $    (357,250)   $      13,002   $     123,779    $      81,065
 Net realized gain (loss) on investments and foreign
  currency transactions                                     (2,066,732)         502,931      (1,677,592)          87,073
 Net unrealized gain on investments and foreign
  currency translation                                      11,952,224        1,456,082       2,306,629          810,229
                                                         --------------   -------------   --------------   -------------
   Increase in net assets from operations                $   9,528,242    $   1,972,015   $     752,816    $     978,367
                                                         --------------   -------------   --------------   -------------
Distributions declared to shareholders -
 From net investment income (Class A)                    $     --         $      (8,868)  $     (68,626)   $     (12,226)
 From net investment income (Class B)                          --               --              --                (7,299)
 From net investment income (Class C)                          --               --                 (575)         --
 From net realized gain on investments and foreign
  currency transactions (Class A)                             (309,984)         --              (35,996)         --
 From net realized gain on investments and foreign
  currency transactions (Class B)                             (238,475)         --              (39,731)         --
 From net realized gain on investments and foreign
  currency transactions (Class C)                              (11,143)         --                 (193)         --
 In excess of net investment income (Class B)                  --                (3,354)        --               --
                                                         --------------   -------------   --------------   -------------
    Total distributions declared to shareholders         $    (559,602)   $     (12,222)  $    (145,121)   $     (19,525)
                                                         --------------   -------------   --------------   -------------
 Fund share (principal) transactions -
  Net proceeds from sale of shares                       $  92,886,375    $  46,419,714   $  14,540,133    $  27,711,754
  Net asset value of shares issued to shareholders in
   reinvestment of distributions                               500,512           12,183         128,054           15,767
  Cost of shares reacquired                                (50,719,552)      (8,510,026)    (11,456,699)      (3,095,490)
                                                         --------------   -------------   --------------   -------------
   Increase in net assets from Fund share
    transactions                                         $  42,667,335    $  37,921,871   $   3,211,488    $  24,632,031
                                                         --------------   -------------   --------------   -------------
    Total increase in net assets                         $  51,635,975    $  39,881,664   $   3,819,183    $  25,590,873
Net assets:
 At beginning of period                                     39,881,664          --           25,590,873          --
                                                         --------------   -------------   --------------   -------------
 At end of period (including accumulated
  undistributed net investment income (loss) of
  $(463,770) and $(23,100), $(367,494) and
  $123,689, and $(775,180) and $(220,228),
  respectively)                                          $  91,517,639    $  39,881,664   $  29,410,056    $  25,590,873
                                                         ==============   ==============  ==============   =============


                                                               International Growth
                                                         --------------------------------
                                                             Year Ended    Period Ended
                                                           May 31, 1997   May 31, 1996*
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income (loss)                            $     (169,937)  $      (4,270)
 Net realized gain (loss) on investments and foreign
  currency transactions                                      (4,938,715)        334,764
 Net unrealized gain on investments and foreign
  currency translation                                        8,223,128       5,452,080
                                                         --------------   -------------
   Increase in net assets from operations                $    3,114,476   $   5,782,574
                                                         --------------   -------------
Distributions declared to shareholders -
 From net investment income (Class A)                    $      --        $      (6,653)
 From net investment income (Class B)                           --              --
 From net investment income (Class C)                           --              --
 From net realized gain on investments and foreign
  currency transactions (Class A)                              (469,661)        --
 From net realized gain on investments and foreign
  currency transactions (Class B)                              (305,586)        --
 From net realized gain on investments and foreign
  currency transactions (Class C)                               (14,849)        --
 In excess of net investment income (Class B)                   --              --
                                                         --------------   -------------
    Total distributions declared to shareholders         $     (790,096)  $      (6,653)
                                                         --------------   -------------
 Fund share (principal) transactions -
  Net proceeds from sale of shares                       $  129,496,667   $  84,291,229
  Net asset value of shares issued to shareholders in
   reinvestment of distributions                                830,061           5,219
  Cost of shares reacquired                                 (95,147,991)     (5,325,585)
                                                         --------------   -------------
   Increase in net assets from Fund share
    transactions                                         $   35,178,737   $  78,970,863
                                                         --------------   -------------
    Total increase in net assets                         $   37,503,117   $  84,746,784
Net assets:
 At beginning of period                                      84,746,784         --
                                                         --------------   -------------
 At end of period (including accumulated
  undistributed net investment income (loss) of
  $(463,770) and $(23,100), $(367,494) and
  $123,689, and $(775,180) and $(220,228),
  respectively)                                          $  122,249,901   $  84,746,784
                                                         ==============   =============

*For the period from the commencement of investment operations, October 24, 1995, to May 31, 1996


See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------

                                                                                      Emerging Markets Equity
                                                               ----------------------------------------------------------------
                                                                   Year Ended     Period Ended      Year Ended   Period Ended
                                                                 May 31, 1997    May 31, 1996*    May 31, 1997  May 31, 1996*
                                                               ---------------- ---------------  -------------- ---------------
                                                                              Class A                         Class B
-------------------------------------------------------------------------------------------------- ----------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 16.52          $ 15.00         $ 16.47        $ 15.00
                                                                      -------          -------         -------        -------
Income from investment operations# -
 Net investment income (loss)                                         $ (0.07)         $  0.04         $ (0.15)       $ (0.02)
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                                           2.74             1.50            2.73           1.50
                                                                      -------          -------         -------        -------
   Total from investment operations                                   $  2.67          $  1.54         $  2.58        $  1.48
                                                                      -------          -------         -------        -------
Less distributions declared to shareholders -
 From net investment income                                           $  --            $ (0.02)        $  --          $  --
 From net realized gain on investments and
  foreign currency transactions                                         (0.23)            --             (0.16)          --
 In excess of net investment income                                      --               --              --            (0.01)
                                                                      -------          -------         -------        -------
   Total distributions declared to
    shareholders                                                      $ (0.23)         $ (0.02)        $ (0.16)       $ (0.01)
                                                                      -------          -------         -------        -------
Net asset value - end of period                                       $ 18.96          $ 16.52         $ 18.89        $ 16.47
                                                                      -------          -------         -------        -------
Total return+++                                                        16.43%           10.24%++        15.87%          9.85%++
Ratios (to average daily net assets)/Supplemental data ss.:
 Expenses##                                                             2.51%            2.48%+          3.04%          3.06%+
 Net investment income (loss)                                         (0.42)%            0.35%+        (0.87)%        (0.19)%+
Portfolio turnover                                                        47%              22%             47%            22%
Average commission rate                                               $0.0019          $0.0136         $0.0019        $0.0136
Net assets at end of period (000 omitted)                             $37,540          $19,861         $51,020        $20,021


                                                                   Emerging Markets Equity
---------------------------------------------------------------------------------------------------
                                                                 Period Ended     Period Ended
                                                               May 31, 1997**  May 31, 1997***
                                                              ---------------- ----------------
                                                                      Class C          Class I
---------------------------------------------------------------------------------- ----------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $ 16.77          $ 16.47
                                                                      -------          -------
Income from investment operations# -
 Net investment income (loss)                                         $ (0.08)         $  0.10
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                                           2.36             2.43
                                                                      -------          -------
   Total from investment operations                                   $  2.28          $  2.53
                                                                      -------          -------
Less distributions declared to shareholders -
 From net investment income                                           $  --            $  --
 From net realized gain on investments and
  foreign currency transactions                                         (0.29)            --
 In excess of net investment income                                      --               --
                                                                      -------          -------
   Total distributions declared to
    shareholders                                                      $ (0.29)         $  --
                                                                     --------          -------
Net asset value - end of period                                       $ 18.76          $ 19.00
                                                                     --------          -------
Total return+++                                                        13.89%++         15.36%++
Ratios (to average daily net assets)/Supplemental data ss.:
 Expenses##                                                             3.00%+           2.01%+
 Net investment income (loss)                                         (0.48)%+           1.14%+
Portfolio turnover                                                        47%              47%
Average commission rate                                               $0.0019          $0.0019
Net assets at end of period (000 omitted)                              $2,659             $299


  *For the period from the commencement of investment operations, October 24,
   1995, to May 31, 1996.
 **For the period from the commencement of offering of Class C shares, June 27,
   1996, to May 31, 1997.
***For the period from the commencement of offering of Class I shares, January
   2, 1997, to May 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
+++Total returns for Class A shares do not include the applicable sales charge.
   If the sales charge had been included, the results would have been lower. ss.For the year ended May 31, 1997, the Adviser voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's Class A shares, Class B shares, Class C shares, and Class I shares do not exceed 0.75%, respectively, of the Fund's average daily net assets on an annualized basis. For the period ended May 31, 1996, the Adviser voluntarily agreed to maintain total expenses of the Fund at not more than 2.50%, 3.07%, and 3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. To the extent actual expenses were over/under these limitations, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)        $(0.06)   $  0.02    $ (0.14)   $ (0.08)     $ (0.07)     $ 0.10
  Ratios (to average net assets):
   Expenses                            2.45%      2.73%+     2.98%      3.30%+       2.97%+      1.99%+
   Net investment income (loss)      (0.37)%      0.10%+   (0.82)%    (0.44)%+     (0.39)%+      1.14%+

See notes to financial statements

--------------------------------------------------------------------------------


                                                                              International Growth and Income
                                                               --------------------------------------------------------------
                                                                  Year Ended    Period Ended     Year Ended     Period Ended
                                                                May 31, 1997   May 31, 1996*   May 31, 1997    May 31, 1996*
                                                               ------------------------------  ------------------------------
                                                                             Class A                        Class B
------------------------------------------------------------------------------------------------  ---------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 15.98         $ 15.00        $ 15.94          $ 15.00
                                                                     -------         -------        -------          -------
Income from investment operations# -
 Net investment income                                               $  0.11         $  0.11        $  0.03          $  0.05
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                                          0.35            0.90           0.34             0.90
                                                                     -------         -------        -------          -------
   Total from investment operations                                  $  0.46         $  1.01        $  0.37          $  0.95
                                                                     -------         -------        -------          -------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.08)        $ (0.03)       $  --            $ (0.01)
 From net realized gain on investments and
  foreign currency transactions                                        (0.04)           --            (0.04)            --
                                                                     -------         -------        -------          -------
   Total distributions declared to
    shareholders                                                     $ (0.12)        $ (0.03)       $ (0.04)         $ (0.01)
                                                                     -------         -------        -------          -------
Net asset value - end of period                                      $ 16.32         $ 15.98        $ 16.27          $ 15.94
                                                                     =======         =======        =======          =======
Total return[dbldag]                                                   2.88%           6.71%++        2.33%            6.37%++
Ratios (to average daily net assets)/Supplemental data:
 Expenses##                                                            2.39%           2.52%+         2.94%            3.11%+
 Net investment income                                                 0.72%           1.04%+         0.18%            0.49%+
Portfolio turnover                                                       89%             29%            89%              29%
Average commission rate                                              $0.0197         $0.0291        $0.0197          $0.0291
Net assets at end of period (000 omitted)                            $13,425         $11,950        $15,749          $13,641


                                                                  International Growth and Income
-------------------------------------------------------------------------------------------------
                                                                Period Ended     Period Ended
                                                              May 31, 1997**  May 31, 1997***
                                                                  -------------------------------
                                                                     Class C          Class I
                                                                  --------------  ---------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 16.02           $15.71
                                                                     -------           ------
Income from investment operations# -
 Net investment income                                               $  0.12           $ 0.16
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                                          0.21             0.45
                                                                     -------           ------
   Total from investment operations                                  $  0.33           $ 0.61
                                                                     -------           ------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.12)          $ --
 From net realized gain on investments and
  foreign currency transactions                                        (0.04)            --
                                                                     -------           ------
   Total distributions declared to
    shareholders                                                     $ (0.16)          $ --
                                                                     -------           ------
Net asset value - end of period                                      $ 16.19           $16.32
                                                                     -------           ------
Total return[dbldag]                                                   2.09%++          3.88%++
Ratios (to average daily net assets)/Supplemental data:
 Expenses##                                                            2.64%+           1.89%+
 Net investment income                                                 0.80%+           2.33%+
Portfolio turnover                                                       89%              89%
Average commission rate                                              $0.0197          $0.0197
Net assets at end of period (000 omitted)                               $235            $--

  *For the period from the commencement of investment operations, October 24,
   1995, to May 31, 1996.
 **For the period from the commencement of offering of Class C shares, July 1,
   1996, to May 31, 1997.
***For the period from the commencement of offering of Class I shares,
   January 2, 1997, to May 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.

See notes to financial statements

--------------------------------------------------------------------------------


                                                                                   International Growth
                                                               -------------------------------------------------------------
                                                                  Year Ended    Period Ended      Year Ended   Period Ended
                                                                May 31, 1997   May 31, 1996*    May 31, 1997  May 31, 1996*
                                                               --------------  -------------    ------------  --------------
                                                                             Class A                        Class B
-----------------------------------------------------------------------------------------------   --------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $16.71         $ 15.00         $ 16.66        $ 15.00
                                                                      ------         -------         -------        -------
Income from investment operations# -
 Net investment income (loss)                                         $ 0.02         $  0.03         $ (0.07)       $ (0.03)
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                                          0.32            1.69            0.31           1.69
                                                                      ------         -------         -------        -------
   Total from investment operations                                   $ 0.34         $  1.72         $  0.24        $  1.66
                                                                      ------         -------         -------        -------
Less distributions declared to shareholders -
 From net investment income                                           $ --           $ (0.01)        $  --          $  --
 From net realized gain on investments and
  foreign currency transactions                                        (0.15)           --             (0.08)          --
                                                                      ------         -------         -------        -------
   Total distributions declared to
    shareholders                                                      $(0.15)        $ (0.01)        $ (0.08)          --
                                                                      ------         -------         -------        -------
Net asset value - end of period                                       $16.90         $ 16.71         $ 16.82        $ 16.66
                                                                      ======         =======         =======        =======
Total return[dbldag]                                                   2.13%          11.43%++         1.56%         11.07%++
Ratios (to average daily net assets)/Supplemental data:
 Expenses##                                                            1.99%           2.24%+          2.53%          2.85%+
 Net investment income (loss)                                          0.13%           0.24%+        (0.42)%        (0.31)%+
Portfolio turnover                                                       53%             11%             53%            11%
Average commission rate                                              $0.0069         $0.0107         $0.0069        $0.0107
Net assets at end of period (000 omitted)                            $56,810         $41,483         $62,958        $43,264


                                                                   International Growth
                                                             ---------------------------------
                                                               Period Ended      Period Ended
                                                             May 31, 1997**   May 31, 1997***
                                                            ---------------  ----------------
                                                                    Class C           Class I
--------------------------------------------------------------------------------  ----------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 16.83           $ 15.90
                                                                    -------           -------
Income from investment operations# -
 Net investment income (loss)                                       $ (0.04)          $  0.11
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                                         0.15              0.93
                                                                    -------           -------
   Total from investment operations                                 $  0.11           $  1.04
                                                                    -------           -------
Less distributions declared to shareholders -
 From net investment income                                         $  --             $  --
 From net realized gain on investments and
  foreign currency transactions                                       (0.18)             --
                                                                    -------           -------
   Total distributions declared to
    shareholders                                                    $ (0.18)          $  --
                                                                    -------           -------
Net asset value - end of period                                     $ 16.76           $ 16.94
                                                                    =======           =======
Total return[dbldag]                                                  0.79%++           6.54%++
Ratios (to average daily net assets)/Supplemental data:
 Expenses##                                                           2.50%+            1.52%+
 Net investment income (loss)                                       (0.27)%+            1.40%+
Portfolio turnover                                                      53%               53%
Average commission rate                                             $0.0069           $0.0069
Net assets at end of period (000 omitted)                            $2,397               $84

  *For the period from the commencement of investment operations, October 24,
   1995, to May 31, 1996.
 **For the period from the commencement of offering of Class C shares, July 1,
   1996, to May 31, 1997.
***For the period from the commencement of offering of Class I shares, January
   2, 1997, to May 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.


See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS/Foreign & Colonial Emerging Markets Equity Fund (Emerging Market Equity), MFS/Foreign & Colonial International Growth and Income Fund (International Growth and Income), and MFS/Foreign & Colonial International Growth Fund (International Growth) (the Funds) are each a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Future contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Funds may enter into repurchase agreements with institutions that the Funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. The Funds monitor, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Funds under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Funds in connection with their organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Funds.

Written Options - The Funds may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Funds. The Funds, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bear the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Funds' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Funds may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. They may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Funds may enter into contracts with the intent of changing the relative exposures of the Funds' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Funds' custodian bank calculates its fee based on the Funds' average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Funds. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Funds' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Funds file a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Funds' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended May 31, 1997, the following amounts were reclassified due to differences between book and tax accounting for currency transactions. These changes had no effect on the net assets or net asset value per share.

                                    Emerging    International
                                     Markets       Growth and   International
                                      Equity           Income          Growth
                                  ------------- -------------- --------------
Increase (decrease):
Paid-in-capital    ............    $    4,043     $        --     $    32,902
Accumulated undistributed net
  realized gain on investments
  and foreign currency
  transactions  ...............        83,420         545,761         404,453
Accumulated undistributed net
  investment income   .........       (87,463)       (545,761)       (437,355)

Multiple Classes of Shares of Beneficial Interest - The Funds offer Class A, Class B, Class C, and Class I shares. The four classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; difference in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.975% of average daily net assets for the International Growth Fund and the International Growth and Income Fund, and 1.25% of average daily net assets for the Emerging Markets Equity Fund The advisory agreements permit the adviser to engage one or more sub-advisers and the adviser, MFS, has engaged Foreign & Colonial Management Ltd., an England and Wales Company, to assist in the performance of its services.

Under a temporary expense reimbursement agreement, MFS has voluntarily agreed to pay all of the Emerging Markets Equity Fund's operating expenses, exclusive of management, distribution, and service fees. The Emerging Markets Equity Fund in turn will pay MFS an expense reimbursement fee not greater than 0.75% of average daily net assets for Class A, Class B, and Class C shares. To the extent that the expense reimbursement fee exceeds the Emerging Markets Equity Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At May 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Emerging Markets Equity Fund amounted to $38,092.

Administrator - Effective March 1, 1997, each Fund has an administrative services agreement with MFS to provide each Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee up to 0.015% per annum of each Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Funds pay no compensation directly to their Trustees who are officers of the investment adviser, or to officers of the Funds, all of whom receive remuneration for their services to the Funds from MFS. Certain of the officers and Trustees of the Funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). Each of the Funds has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation are net periodic pension expenses of $1,701, $1,701, and $1,701 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively, for the year ended May 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $44,930, $18,575, and $79,525 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively, for the year ended May 31, 1997, as its portion of the sales charge on sales of Class A shares of each Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares of each Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers, and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $15,111, $6,002, and $28,940 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively, for the year ended May 31, 1997. Fees incurred under each Fund's distribution plan during the year ended May 31, 1997, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

Each Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,469, $1,835, and $5,117 for Class B shares of the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively, for the year ended May 31, 1997 and $2, $0, and $26 for Class C shares of the Emerging Markets Equity Fund, International Growth and Income Fund, and Interna-tional Growth Fund, respectively, for the period ended May 31, 1997. Fees incurred under each Fund's distribution plan during the year ended May 31, 1997, were 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Purchases over $1 million into Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within twelve months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption with six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges for Class A shares imposed during the year ended May 31, 1997, were $48, $11, and $1,254 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively. Contingent deferred sales charges for Class B shares imposed during the period ended May 31, 1997, were $43,118, $32,134, and $103,091 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively. Contingent deferred sales charges for Class C shares imposed during the period ended May 31, 1997, were $1,252, $213, and $3,733 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares of each Fund at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations aggregated $62,033,984 and $24,482,588, $27,162,926 and $22,901,788, and $90,622,329 and $25,759,078
for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


                                 Emerging Markets  International Growth          International
                                      Equity Fund       and Income Fund            Growth Fund
                                 ----------------  --------------------          -------------
Aggregate cost                      $  76,343,323          $ 26,735,821          $ 108,082,411
                                    =============          ============          =============
Gross unrealized appreciation       $  15,430,144          $  3,339,321          $  17,283,458
Gross unrealized depreciation          (1,918,610)             (703,013)            (4,699,438)
                                    -------------          ------------          -------------
 Net unrealized appreciation        $  13,511,534          $  2,636,308          $  12,584,020
                                    =============          ============          =============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:




                                            Emerging Markets              International Growth                International
                                               Equity Fund                   and Income Fund                   Growth Fund
Class A Shares                       ------------------------------- ------------------------------- -----------------------------
Year Ended May 31, 1997                    Shares          Amount         Shares           Amount          Shares          Amount
------------------------------------ -------------- ---------------- -------------- ---------------- -------------- --------------
Shares sold                             2,277,472   $  39,713,990        365,309    $   5,792,690       3,428,135   $  55,431,605
Shares issued to shareholders
  in reinvestment of distributions         17,927         287,543          5,771           90,897          36,196         576,007
Transfer to Class I                        (1,982)        (32,637)         --             --               (1,308)        (20,795)
Shares reacquired                      (1,516,023)    (26,385,091)      (296,169)      (4,680,979)     (2,584,373)    (41,727,368)
                                      -----------   --------------    ----------    --------------    -----------   --------------
  Net increase                            777,394   $  13,583,805         74,911    $   1,202,608         878,650   $  14,259,449
                                      ===========   ==============    ==========    ==============    ===========   ==============

                                          Emerging Markets              International Growth               International
                                             Equity Fund                  and Income Fund                   Growth Fund
Class A Shares - continued         ------------------------------- ------------------------------ -----------------------------
Period Ended May 31, 1996*               Shares          Amount        Shares           Amount          Shares          Amount
------------------------------------------------- ---------------- ------------- ---------------- -------------- --------------
Shares sold                           1,490,414   $  23,464,680       793,963    $  12,142,184       2,712,981   $  42,075,064
Shares issued to shareholders
  in reinvestment of distributions          514           7,966           658           10,210             367           5,219
Shares reacquired                      (288,449)     (4,694,661)      (46,699)        (723,607)       (230,844)     (3,729,818)
                                    -----------   --------------    ---------    --------------    -----------   --------------
  Net increase                        1,202,479   $  18,777,985       747,922    $  11,428,787       2,482,504   $  38,350,465
                                    ===========   ==============    =========    ==============    ===========   ==============

                                        Emerging Markets               International Growth              International
Class B Shares                             Equity Fund                     and Income Fund                Growth Fund
                                  ------------------------------  -----------------------------   -----------------------------
Year Ended May 31, 1997                Shares          Amount        Shares           Amount            Shares          Amount
---------------------------------------------   --------------    ---------   -----------------   ------------   --------------
Shares sold                         2,844,356   $  50,086,036       462,559    $   7,367,431         4,424,042   $  71,166,884
Shares issued to shareholders in
  reinvestment of distributions        12,630         202,215         2,318           36,552            15,231         240,644
Shares reacquired                  (1,371,122)    (23,955,353)     (352,648)      (5,601,722)       (3,294,305)    (52,883,159)
                                  -----------   --------------    ---------    --------------      -----------   --------------
  Net increase                      1,485,864   $  26,332,898       112,229    $   1,802,261         1,144,968   $  18,524,369
                                  ===========   ==============    =========    ==============      ===========   ==============

Period Ended May 31, 1996*             Shares          Amount        Shares           Amount            Shares          Amount
---------------------------------------------   --------------    ---------    --------------      -----------   --------------
Shares sold                         1,451,675   $  22,955,034     1,009,636    $  15,569,570         2,695,977   $  42,216,165
Shares issued to shareholders in                                                                            --              --
  reinvestment of distributions           268           4,217           358            5,557
Shares reacquired                    (236,505)     (3,815,365)     (154,421)      (2,371,883)          (98,950)     (1,595,767)
                                  -----------   --------------    ---------    --------------      -----------   --------------
  Net increase                      1,215,438   $  19,143,886       855,573    $  13,203,244         2,597,027   $  40,620,398
                                  ===========   ==============    =========    ==============      ===========   ==============

                                         Emerging Markets               International Growth               International
Class C Shares                              Equity Fund                    and Income Fund                   Growth Fund
                                    ------------------------------  -----------------------------    -----------------------------
Year Ended May 31, 1997**                Shares          Amount        Shares           Amount             Shares          Amount
-----------------------------------------------   --------------    ---------    ----------------    ------------   --------------
Shares sold                             160,074   $   2,796,205        89,056    $   1,379,569            174,418   $   2,818,920
Shares issued to shareholders in
  reinvestment of distributions             676          10,754            39              605                852          13,410
Shares reacquired                       (19,025)       (339,707)      (74,550)      (1,173,998)           (32,276)       (516,669)
                                    -----------   --------------    ---------    --------------       -----------   --------------
  Net increase                          141,725   $   2,467,252        14,545    $     206,176            142,994   $   2,315,661
                                    ===========   =============     =========    ==============       ===========   ==============

                                   Emerging Markets              International Growth              International
Class I Shares                        Equity Fund                  and Income Fund                  Growth Fund
                              ----------------------------   -----------------------------   ----------------------------
Period Ended May 31, 1997***       Shares          Amount        Shares           Amount           Shares          Amount
-----------------------------------------   --------------    ---------    --------------     -----------   -------------
Shares sold                        14,138   $     257,507            29    $         443            3,673   $      58,463
Transfer from Class A               1,982          32,637            --               --            1,308          20,795
Shares reacquired                    (366)         (6,764)           --               --              --             --
                              -----------   --------------    ---------    --------------     -----------   -------------
  Net increase                     15,754   $     283,380            29    $         443            4,981   $      79,258
                              ===========   ==============    =========    ==============     ===========   ==============

  *For the period from the commencement of investment operations, October 24,
   1995, to May 31, 1996.
 **For the period from the commencement of offering of Class C shares, June 27, 1996, to May 31, 1997, for the Emerging Markets Equity Fund. For the period from the commencement of offering of Class C shares, July 1, 1996, to May 31, 1997, for the International Growth and Income Fund and the International Growth Fund.
***For the period from the commencement of offering of Class I shares, January
   2, 1997, to May 31, 1997.

(6) Line of Credit

The Funds entered into agreements which enable them to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to the Funds for the year ended May 31, 1997, were $0, $283, and $1,198 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively.

(7) Financial Instruments

The Funds trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

International Growth and Income Fund
Written Option Transactions


                                                                1997 Calls                           1997 Puts
                                                    ----------------------------------   ---------------------------------
                                                 Principal Amounts                   Principal Amounts
                                                      of Contracts                        of Contracts
                                                     (000 Omitted)       Premiums        (000 Omitted)          Premiums
                                                    -------------------   ------------   ------------------   ------------
Outstanding, beginning of period -
 Canadian Dollars                                            --            $ --                  1,457         $   3,828
 Deutsche Marks                                              1,499          6,983                 --                --
 Deutsche Marks/British Pounds                               1,386          4,209                 --                --
 Italian Lire/Deutsche Marks                             2,817,989         20,484                 --                --
 Japanese Yen                                                --              --                122,808             7,290
 Spanish Pesetas/Deutsche Marks                              --              --                 63,527             1,575
Options written -
 Australian Dollars                                            147            993                 --                --
 British Pounds                                              --              --                    371             2,800
 Deutsche Marks                                              1,325          6,313                1,545             3,143
 Deutsche Marks/British Pounds                               1,819          7,202                  728             9,382
 Japanese Yen                                              219,563         19,049              282,000            17,466
 Swiss Francs/Deutsche Marks                                   477          1,447                1,059            13,071
Options terminated in closing transactions -
 Australian Dollars                                           (147)          (993)                --                --
 Deutsche Marks                                             (2,824)       (13,296)              (1,545)           (3,143)
 Deutsche Marks/British Pounds                              (1,386)        (4,209)                (728)           (9,382)
 Italian Lire/Deutsche Marks                            (2,817,989)       (20,484)                --                --
 Japanese Yen                                             (219,563)       (19,049)            (205,000)          (13,677)
 Swiss Francs/Deutsche Marks                                 --              --                 (1,059)          (13,071)
Options expired -
 Canadian Dollars                                                                               (1,457)           (3,828)
 Deutsche Marks/British Pounds                              (1,819)        (7,202)                --                --
 Japanese Yen                                                --              --               (122,808)           (7,290)
 Spanish Pesetas/Deutsche Marks                              --              --                (63,527)           (1,575)
 Swiss Francs/Deutsche Marks                                  (477)        (1,447)                --                --
                                                       -----------        ---------          ---------         ---------
Outstanding, end of period                                   --         $    --                 77,371         $   6,589
                                                       ===========        =========          =========         =========
Options outstanding at end of period consist of:
 British Pounds                                              --         $    --                    371         $   2,800
 Japanese Yen                                                --              --                 77,000             3,789
                                                       -----------        ---------          ---------         ---------
Outstanding, end of period                                   --         $    --                 77,371         $   6,589
                                                       ===========        =========          =========         =========

At May 31, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
International Growth and Income Fund

                                                                                                     Net Unrealized
                                                    Contracts to                          Contracts    Appreciation
              Settlement Date                    Deliver/Receive In Exchange for           at Value  (Depreciation)
              ===================   ============================   =================   ============     ===============
Sales          8/26/97              AUD                  400,387      $  310,670         $  304,877        $  5,793
               6/30/97              BEF               12,095,412         376,125            343,957          32,168
               8/26/97              CHF                   88,335          62,423             63,218            (795)
               8/26/97-10/14/97     DEM                4,413,501       2,704,813          2,607,501          97,312
               9/30/97              ESP               13,746,758          95,400             95,375              25
              10/14/97              FRF                6,200,000       1,180,728          1,085,825          94,903
               9/30/97              GBP                   39,621          64,860             64,782              78
               6/30/97              ITL              305,660,812         180,124            180,646            (522)
              10/14/97              JPY              239,000,000       2,143,210          2,096,030          47,180
               6/30/97              SEK                  520,009          74,073             67,198           6,875
                                                                      -----------       -----------        --------
                                                                      $7,192,426         $6,909,409        $283,017
                                                                      ===========       ===========        ========

Purchases     9/30/97               CAD                  433,166      $  314,490         $  316,682        $  2,192
              8/26/97               CHF                  935,115         640,200            669,230          29,030
              9/30/97               DEM                  161,159          95,400             95,311             (89)
              6/30/97-8/26/97       ESP               38,703,652         270,694            268,111          (2,583)
              6/30/97-8/26/97       JPY              217,948,304       1,797,772          1,884,856          87,084
              8/26/97               NLG                1,148,588         606,000            602,103          (3,897)
                                                                      -----------       -----------        --------
                                                                      $3,724,556         $3,836,293        $111,737
                                                                      ===========       ===========        ========

At May 31, 1997, forward foreign currency exchange contract purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above for the International Growth and Income Fund amounted to a net receivable of $74,704. At May 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.


Forward Foreign Currency Exchange Contracts
International Growth Fund


                                                     Contracts to                           Contracts   Net Unrealized
              Settlement Date                     Deliver/Receive  In Exchange for           at Value     Appreciation
              =================   ===============================   =================   =============      ===============
Sales         10/14/97            DEM                   6,400,000      $ 4,114,618        $ 3,789,018         $325,600
              10/14/97            FRF                  20,500,000        3,904,018          3,590,227          313,791
              10/14/97            JPY               1,617,000,000       14,500,292         14,181,090          319,202
                                                                       ------------      ------------         ---------
                                                                       $22,518,928        $21,560,335         $958,593
                                                                       ============      ============         =========
Purchases     10/14/97            JPY                 808,500,000      $ 6,959,329        $ 7,090,545         $131,216
                                                                       ============      ============         =========

At May 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees of MFS Series Trust X and Shareholders of MFS/Foreign & Colonial International Funds:

We have audited the accompanying statements of assets and liabilities of MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth and Income Fund, and MFS/Foreign & Colonial International Growth Fund, ("the Funds") including the schedules of portfolio investments, as of May 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth and Income Fund, and MFS/Foreign & Colonial International Growth Fund at May 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
July 1, 1997



                       --------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

It's Easy to Contact Us

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  Account Information:
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[QUESTION MARK GRAPHIC] MFS Personal Service

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[LETTER GRAPHIC] MFS Addresses

  MFS Service Center, Inc.
  P.O. Box 2281
  Boston, MA 02107-9906

  World Wide Web:
  www.mfs.com

The MFS Family of Funds(R)
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time. This material should be read carefully before investing or sending money.

Stock
----------------------------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS(R) Capital Growth Fund
MFS(R) Emerging Growth Fund
MFS(R) Growth Opportunities Fund
MFS(R) Managed Sectors Fund
MFS(R) OTC Fund
MFS(R) Research Fund
MFS(R) Research Growth and Income Fund
MFS(R) Strategic Growth Fund
MFS(R) Value Fund

Stock and Bond
----------------------------------------------------------
MFS(R) Total Return Fund
MFS(R) Utilities Fund

Bond
----------------------------------------------------------
MFS(R) Bond Fund
MFS(R) Government Mortgage Fund
MFS(R) Government Securities Fund
MFS(R) High Income Fund
MFS(R) Intermediate Income Fund
MFS(R) Strategic Income Fund

Limited Maturity Bond
----------------------------------------------------------
MFS(R) Government Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund

World
----------------------------------------------------------
MFS(R)/Foreign & Colonial Emerging Markets Equity Fund
MFS(R)/Foreign & Colonial International Growth Fund
MFS(R)/Foreign & Colonial International
  Growth and Income Fund
MFS(R) World Asset Allocation Fund(SM)
MFS(R) World Equity Fund
MFS(R) World Governments Fund
MFS(R) World Growth Fund
MFS(R) World Total Return Fund

National Tax-Free Bond
----------------------------------------------------------
MFS(R) Municipal Bond Fund
MFS(R) Municipal High Income Fund
MFS(R) Municipal Income Fund

State Tax-Free Bond
----------------------------------------------------------
Alabama, Arkansas, California, Florida, Georgia, Maryland,
Massachusetts, Mississippi, New York, North Carolina,
Pennsylvania, South Carolina, Tennessee, Virginia, West
Virginia

Money Market
----------------------------------------------------------
MFS(R) Cash Reserve Fund
MFS(R) Government Money Market Fund
MFS(R) Money Market Fund

MFS/Foreign & Colonial International Funds

Trustees
A. Keith Brodkin* - Chairman and President
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,
Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive Officer,
Eastern Enterprises

Lawrence T. Perera - Partner, Hemenway & Barnes

William J. Poorvu - Adjunct Professor, Harvard University
Graduate School of Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American Management
Corp. (investment advisers)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Managers
Arnab Kumar Banerji
Jeff Chowdhry
Richard O. Hawkins*
June Scott
Ian K. Wright

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*



*Affiliated with the Investment Adviser


Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Auditors
Ernst & Young LLP

Investor Information
For MFS stock and bond market outlooks, call toll free:
1-800-637-4458 anytime from a touch-tone telephone.
For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free:
1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m to 8 p.m. Eastern time.
For service to speech- or hearing-impaired, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)
For share prices, account balances, and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com


[DALBAR GRAPHIC]

For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey.
A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contracts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

MFS(R)/
FOREIGN &
COLONIAL
INTERNATIONAL
FUNDS

[DALBAR GRAPHIC]

500 Boylston Street
Boston, MA 02116-3741

[MFS LOGO]

Bulk Rate
U.S. Postage
Paid
MFS

(C) 1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

85/285/385/885
86/286/386/886
87/287/387/887
MFC-2 7/97 48M

                                     PART C


Item 24      FINANCIAL STATEMENTS AND EXHIBITS


             (a)    FINANCIAL STATEMENTS INCLUDED IN PART A:

                    MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH FUND

                       For the period from the commencement of investment operations, October 24, 1995 to May 31, 1996 and the year ended May 31, 1997:
                           Financial Highlights

                    FINANCIAL STATEMENTS INCLUDED IN PART B:

                       At May 31, 1997:
                           Portfolio of Investments*
                           Statement of Assets and Liabilities*

                       For the period from the commencement of investment operations October 24, 1995, to May 31, 1996 and the year ended May 31, 1997:
                           Statement of Operations*

                       For the period from the commencement of investment operations October 24, 1995, to May 31, 1996 and the year ended May 31, 1997:
                           Statement of Changes in Net Assets*

----------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated May 31, 1997, filed with the SEC via EDGAR on July 24, 1997.

             (a)    FINANCIAL STATEMENTS INCLUDED IN PART A:

                    MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH AND INCOME FUND

                       For the period from the commencement of investment operations, October 24, 1995 to May 31, 1996 and the year ended May 31, 1997:
                           Financial Highlights

                    FINANCIAL STATEMENTS INCLUDED IN PART B:

                       At May 31, 1997:
                           Portfolio of Investments**
                           Statement of Assets and Liabilities**

                       For the period from the commencement of investment operations October 24, 1995, to May 31, 1996 and the year ended May 31, 1997:
                           Statement of Operations**

                       For the period from the commencement of investment operations October 24, 1995, to May 31, 1996 and the year ended May 31, 1997:
                           Statement of Changes in Net Assets**

----------
** Incorporated herein by reference to the Fund's Annual Report to Shareholders dated May 31, 1997, filed with the SEC via EDGAR on July 24, 1997.

             (a)    FINANCIAL STATEMENTS INCLUDED IN PART A:

                    MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND

                       For the period from the commencement of investment operations, October 24, 1995 to May 31, 1996 and the year ended May 31, 1997:
                           Financial Highlights

                    FINANCIAL STATEMENTS INCLUDED IN PART B:

                       At May 31, 1997:
                           Portfolio of Investments **
                           Statement of Assets and Liabilities**

                       For the period from the commencement of investment operations October 24, 1995, to May 31, 1996 and the year ended May 31, 1997:
                           Statement of Operations**

                       For the period from the commencement of investment operations October 24, 1995, to May 31, 1996 and the year ended May 31, 1997:
                           Statement of Changes in Net Assets**

----------
** Incorporated herein by reference to the Fund's Annual Report to Shareholders dated May 31, 1997, filed with the SEC via EDGAR on July 24, 1997.


             (b)      EXHIBITS

                      1  (a)  Amended and Restated Declaration of Trust, dated
                              January 19, 1995.  (3)

                         (b)  Amendment to the Declaration of Trust dated
                              June 2, 1995 to change the name of the Trust and for the establishment and designation of series and classes. (4)

                         (c)  Amendment to the Declaration of Trust -
                              Designation of Class C shares, dated
                              May 15, 1996. (8)

                         (d)  Amendment to the Declaration of Trust -
                              Designation of Class P shares, dated
                              June 20, 1996.  (10)


                         (e) Amendment to Declaration of Trust, dated December 19, 1996 to redesignate Class P shares as Class I shares; filed herewith.


                      2       Amended and Restated By-Laws, dated December 21,
                              1994. (3)

                      3       Not Applicable.

                      4       Form of Share Certificate for Classes of Shares.
                              (9)

                      5  (a)  Investment Advisory Agreement for MFS Government
                               Mortgage Fund, dated December 19, 1985.  (7)

                         (b) Amendment to Investment Advisory Agreement for MFS Government Mortgage Fund, dated January 1, 1996.
                              (7)

                    (c) Investment Advisory Agreement for MFS Series Trust X (the "Trust") on behalf of MFS/Foreign & Colonial International Growth Fund, dated September 1, 1995. (7)

                    (d) Investment Advisory Agreement for the Trust on behalf of MFS/Foreign & Colonial International Growth and Income Fund, dated September 1, 1995. (7)

                    (e) Investment Advisory Agreement for the Trust on behalf of MFS/Foreign & Colonial Emerging Markets Equity Fund, dated September 1, 1995. (7)

                    (f) Sub-Advisory Agreement between Massachusetts Financial Services Company (the "Adviser" or "MFS") and Foreign & Colonial Management Ltd. (the "Sub-Adviser") with respect to MFS/Foreign & Colonial International Growth Fund, dated September 1, 1995. (7)

                    (g) Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to MFS/Foreign & Colonial International Growth and Income Fund, dated September 1, 1995. (7)

                    (h) Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to MFS/Foreign & Colonial Emerging Markets Equity Fund, dated September 1, 1995.
                         (7)

                    (i) Sub-Advisory Agreement between the Sub-Adviser and Foreign & Colonial Emerging Markets Limited ("FCEM") with respect to the MFS/Foreign & Colonial International Growth Fund, dated September 1, 1995. (7)

                    (j) Sub-Advisory Agreement between the Sub-Adviser and FCEM with respect to the MFS/Foreign & Colonial International Growth and Income Fund, dated September 1, 1995. (7)

                    (k) Sub-Advisory Agreement between the Sub-Adviser and FCEM with respect to the MFS/Foreign & Colonial Emerging Markets Equity Fund, dated September 1, 1995. (7)

                 6  (a)  Distribution Agreement between MFS Series Trust X
                         and MFS Fund Distributors, Inc., dated September 1, 1995. (7)


                    (b) Dealer Agreement between MFS Funds Distributors, Inc. and a dealer, dated December 28, 1994 and the Mutual Funds Agreement between MFD and a bank or NASD affiliate, as amended on April 11, 1997. (15)


                 7 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (7)

                 8  (a)  Custodian Agreement, dated February 19, 1988. (7)

                    (b) Amendment No. 1 to Custodian Agreement, dated February 29, 1988. (7)

                    (c) Amendment No. 2 to Custodian Agreement, dated October 1, 1989. (7)

                    (d) Amendment No. 3 to Custodian Agreement, dated September 17, 1991. (7)

                 9  (a)  Shareholder Servicing Agent Agreement, dated
                         September 1, 1995. (7)


                    (b) Amendment to Shareholder Servicing Agent Agreement to amend Fee Schedule dated January 1, 1997; filed herewith.

                    (c) Exchange Privilege Agreement, dated September 1, 1995, as amended and restated through and including January 1, 1997. (11)

                    (d) Loan Agreement by and among the Banks named therein, the MFS Funds named therein, and the First National Bank of Boston dated as of February 21, 1995. (2)

                    (e) Third Amendment dated February 14, 1997 to Loan Agreement dated February 21, 1995 by and among the Banks named therein and The First National Bank of Boston. (12)

                    (f) Dividend Disbursing Agency Agreement, dated February 1, 1986. (5)

                    (g) Master Administrative Services Agreement, dated March 1, 1997. (13)

                10 Consent and Opinion of Counsel for MFS Government Mortgage Fund filed with the Rule 24f-2 Notice previously filed for its fiscal year ended July 31, 1996 on September 26, 1996; and for MFS/Foreign & Colonial International Growth Fund, MFS/Foreign & Colonial International Growth and Income Fund and MFS/Foreign & Colonial Emerging Markets Equity Fund to be provided with the Rule 24f-2 Notice to be filed on or about July 30, 1997 for their fiscal year ended May 31, 1997.

                11  (a)  Consent of Ernst & Young, LLP on behalf of
                         MFS/Foreign and Colonial International Funds; filed herewith.

                    (b) Consent of Deloitte & Touche, LLP on behalf of MFS Government Mortgage Fund. (10)


                12       Not Applicable.

                13 Investment Representation Letter for MFS Government Mortgage Fund. (7)

                14  (a)  Forms for Individual Retirement Account Disclosure
                         Statement as currently in effect. (6)

                    (b) Forms for MFS 403(b) Custodial Account Agreement as currently in effect. (6)

                    (c) Forms for MFS Prototype Paired Defined Contribution Plans and Funds Agreement as currently in effect. (6)


                15 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997. (14)


                16 Schedule for Computation of Performance Quotations - Average Annual Total Rate of Return, Aggregate Total Rate of Return, Standardized Yield and Distribution Rate. (1)


                17 Financial Data Schedules for each class of the 3 MFS/Foreign and Colonial International Funds; filed herewith.


                18 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. (9)

                Power of Attorney, dated September 21, 1994.  (3)

----------
(1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.

(2) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.

(3) Incorporated by reference to Post-Effective Amendment No. 11 filed with the SEC via EDGAR on March 30, 1995.

(4) Incorporated by reference to Post-Effective Amendment No. 12 filed with the SEC via EDGAR on June 16, 1995.

(5) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.

(6) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.

(7) Incorporated by reference to Post-Effective Amendment No. 13 filed with the SEC via EDGAR on November 28, 1995.

(8) Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed with the SEC via EDGAR on May 28, 1996.

(9) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.

(10) Incorporated by reference to Registrant's Post-Effective Amendment No. 16 filed with the SEC via EDGAR on August 29, 1996.


(11) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 13 filed with the SEC via EDGAR on February 27, 1997.

(12) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on June 26, 1997.

(13) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 19 filed with the SEC via EDGAR on March 18, 1997.

(14) Incorporated by reference to MFS Series Trust IV (File Nos. 33-7638 and 811-2594) Post-Effective Amendment No. 30 filed with the SEC via EDGAR on December 29, 1996.

(15) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 24 filed with the SEC via EDGAR on May 29, 1997.


ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Not Applicable.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES

                  MFS GOVERNMENT MORTGAGE FUND

                        (1)                                                      (2)
                  TITLE OF CLASS                                       NUMBER OF RECORD HOLDERS
                  --------------                                       ------------------------
                  CLASS A SHARES


                  Shares of Beneficial Interest                                      43,539
                      (without par value)                              (as of June 30, 1997)


                  CLASS B SHARES


                  Shares of Beneficial Interest                                      18,652
                      (without par value)                              (as of June 30, 1997)

                  CLASS I SHARES

                  Shares of Beneficial Interest                                           2
                      (without par value)                              (as of June 30, 1997)


                  MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH FUND

                        (1)                                                      (2)
                  TITLE OF CLASS                                       NUMBER OF RECORD HOLDERS
                  --------------                                       ------------------------
                  CLASS A SHARES


                  Shares of Beneficial Interest                                       6,089
                      (without par value)                              (as of June 30, 1997)


                  CLASS B SHARES


                  Shares of Beneficial Interest                                       7,470
                      (without par value)                              (as of June 30, 1997)


                  CLASS C SHARES


                  Shares of Beneficial Interest                                         293
                      (without par value)                              (as of June 30, 1997)

                  CLASS I SHARES

                  Shares of Beneficial Interest                                           3
                      (without par value)                              (as of June 30, 1997)

                  MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH AND INCOME FUND

                        (1)                                                      (2)
                  TITLE OF CLASS                                       NUMBER OF RECORD HOLDERS
                  --------------                                       ------------------------
                  CLASS A SHARES


                  Shares of Beneficial Interest                                       1,229
                      (without par value)                              (as of June 30, 1997)


                  CLASS B SHARES


                  Shares of Beneficial Interest                                       1,916
                      (without par value)                              (as of June 30, 1997)


                  CLASS C SHARES


                  Shares of Beneficial Interest                                          43
                      (without par value)                              (as of June 30, 1997)

                  CLASS I SHARES

                  Shares of Beneficial Interest                                           3
                      (without par value)                              (as of June 30, 1997)


                  MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND

                        (1)                                                      (2)
                  TITLE OF CLASS                                       NUMBER OF RECORD HOLDERS
                  --------------                                       ------------------------
                  CLASS A SHARES


                  Shares of Beneficial Interest                                       4,152
                      (without par value)                              (as of June 30, 1997)


                  CLASS B SHARES


                  Shares of Beneficial Interest                                       5,421
                      (without par value)                              (as of June 30, 1997)


                  CLASS C SHARES


                  Shares of Beneficial Interest                                         348
                      (without par value)                              (as of June 30, 1997)

                  CLASS I SHARES

                  Shares of Beneficial Interest                                           3
                      (without par value)                              (as of June 30, 1997)


ITEM 27.          INDEMNIFICATION

                  Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference to the Registrant's Post-Effective Amendment No. 11, filed with the SEC via EDGAR on March 30, 1995; and (b) Section 9 of the Shareholder

Servicing Agent Agreement, filed with the Registrant's Post-Effective Amendment No. 13 with the SEC via EDGAR on November 28, 1995.

                  The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


                  MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, The MFS Series Trust (which has one series: MFS Aggressive Small Cap Equity Fund), MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series:
MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series:
MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

                  MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

                  MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

                  MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

                  MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

                  Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

                  MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

                  MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

                  MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

                  MFS

                  The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., Patricia A. Zlotin, John W. Ballen, Thomas J. Cashman, Jr., Joseph W. Dello Russo and Kevin R. Parke are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

                  MASSACHUSETTS INVESTORS TRUST
                  MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                  MFS GROWTH OPPORTUNITIES FUND
                  MFS GOVERNMENT SECURITIES FUND
                  MFS SERIES TRUST I
                  MFS SERIES TRUST V
                  MFS SERIES TRUST VI
                  MFS SERIES TRUST X
                  MFS GOVERNMENT LIMITED MATURITY FUND

                  A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

                  MFS SERIES TRUST II

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS GOVERNMENT MARKETS INCOME TRUST
                  MFS INTERMEDIATE INCOME TRUST

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST III

                  A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST IV
                  MFS SERIES TRUST IX

                  A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST VII

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST VIII

                  A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MUNICIPAL SERIES TRUST

                  A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel
E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS VARIABLE INSURANCE TRUST
                  MFS UNION STANDARD TRUST
                  MFS INSTITUTIONAL TRUST

                  A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MUNICIPAL INCOME TRUST

                  A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MULTIMARKET INCOME TRUST
                  MFS CHARTER INCOME TRUST

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SPECIAL VALUE TRUST

                  A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas

London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS/SUN LIFE SERIES TRUST

                  John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MONEY MARKET VARIABLE ACCOUNT
                  HIGH YIELD VARIABLE ACCOUNT
                  CAPITAL APPRECIATION VARIABLE ACCOUNT
                  GOVERNMENT SECURITIES VARIABLE ACCOUNT
                  TOTAL RETURN VARIABLE ACCOUNT
                  WORLD GOVERNMENTS VARIABLE ACCOUNT
                  MANAGED SECTORS VARIABLE ACCOUNT

                  John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MIL

                  A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Thomas J. Cashman, Jr., an Executive Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

                  MIL-UK

                  A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, James E. Russell is the Treasurer, and Robert T. Burns is the Assistant Secretary.

                  MIL FUNDS

                  A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MERIDIAN FUNDS

                  A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary and James O. Yost is the Assistant Treasurer.

                  MFD

                  A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the

President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

                  CIAI

                  A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                  MFSC

                  A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                  MFSI

                  A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke (who is an Executive Vice President of
MFS) are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

                  RSI

                  William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold
D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

                  In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

                  A. Keith Brodkin      Director, Sun Life Assurance Company of
                                          Canada(U.S.), One Sun Life Executive
                                          Park, Wellesley Hills, Massachusetts
                                          Director, Sun Life Insurance and
                                          Annuity Company of New York, 67 Broad
                                          Street, New York, New York

                  Donald A. Stewart     President and a Director, Sun Life
                                          Assurance Company of Canada, Sun Life
                                          Centre, 150 King Street West, Toronto,
                                          Ontario, Canada (Mr. Stewart is also
                                          an officer and/or Director of various
                                          subsidiaries and affiliates of Sun
                                          Life)

                  John D. McNeil        Chairman, Sun Life Assurance Company of
                                          Canada, Sun Life Centre, 150 King
                                          Street West, Toronto, Ontario, Canada
                                          (Mr. McNeil
                                            is also an officer and/or Director
                                            of various subsidiaries and
                                            affiliates of Sun Life)

                  Joseph W. Dello Russo   Director of Mutual Fund Operations,
                                            The Boston Company, Exchange Place,
                                            Boston, Massachusetts (until August,
                                            1994)


ITEM 29.          DISTRIBUTORS

                  (a)    Reference is hereby made to Item 28 above.

                  (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

                  (c)    Not applicable.


ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS


                  The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant at the following locations:

                 NAME                                ADDRESS
                 ----                                -------
       Massachusetts Financial Services          500 Boylston Street
         Company (investment adviser)            Boston, MA 02116

       MFS Funds Distributors, Inc.              500 Boylston Street
         (principal underwriter)                 Boston, MA 02116

       State Street Bank and Trust Company       State Street South
         (custodian)                             5 - West
                                                 North Quincy, MA 02171

       MFS Service Center, Inc.                  500 Boylston Street
         (transfer agent)                        Boston, MA 02116

ITEM 31.          MANAGEMENT SERVICES

                  Not Applicable.

ITEM 32.          UNDERTAKINGS

                  (a)    Not applicable.

                  (b)    Not applicable.

                  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

                  (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in
Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 29th day of July, 1997.

                                    MFS SERIES TRUST X


                                    By:     JAMES R. BORDEWICK, JR.
                                            -----------------------
                                    Name:   James R. Bordewick, Jr.
                                    Title:  Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on July 29, 1997.


         SIGNATURE                          TITLE
         ---------                          -----


A. KEITH BRODKIN*             Chairman, President (Principal Executive
--------------------------     Officer) and Trustee
A. Keith Brodkin


W. THOMAS LONDON*             Treasurer (Principal Financial Officer
--------------------------     and Principal Accounting Officer)
W. Thomas London


RICHARD B. BAILEY*            Trustee
--------------------------
Richard B. Bailey


PETER G. HARWOOD*             Trustee
--------------------------
Peter G. Harwood


J. ATWOOD IVES*               Trustee
--------------------------
J. Atwood Ives


LAWRENCE T. PERERA*           Trustee
--------------------------
Lawrence T. Perera


WILLIAM J. POORVU*            Trustee
--------------------------
William J. Poorvu

CHARLES W. SCHMIDT*           Trustee
--------------------------
Charles W. Schmidt


ARNOLD D. SCOTT*              Trustee
--------------------------
Arnold D. Scott


JEFFREY L. SHAMES*            Trustee
--------------------------
Jeffrey L. Shames


ELAINE R. SMITH*              Trustee
--------------------------
Elaine R. Smith


DAVID B. STONE*               Trustee
--------------------------
David B. Stone


                                    *By:    JAMES R. BORDEWICK, JR.
                                            -----------------------
                                    Name:   James R. Bordewick, Jr.
                                            as Attorney-in-fact

                                    Executed by James R. Bordewick, Jr.
                                    on behalf of those indicated
                                    pursuant to a Power of Attorney
                                    dated September 21, 1994,
                                    incorporated by reference to the
                                    Registrant's Post-Effective
                                    Amendment No. 11 filed with the
                                    Securities and Exchange
                                    Commission via EDGAR on
                                    March 30, 1995.

                                INDEX TO EXHIBITS
                                -----------------


EXHIBIT NO.             DESCRIPTION OF EXHIBIT                          PAGE NO.
-----------             ----------------------                          --------

   1   (e)        Amendment to Declaration of Trust, dated
                    December 19, 1996 to redesignate Class P shares as Class I shares.

   9   (b)        Amendment to Shareholder Servicing Agent
                    Agreement to amend Fee Schedule dated
                    January 1, 1997.

  11   (a)        Consent of Ernst & Young, LLP.

  17              Financial Data Schedules for each class for 3
                    MFS/Foreign & Colonial International Funds.